Annual
report
dated August 31, 1999

Deutsche Top 50 World
(Class A Shares and Class B Shares)

Deutsche Top 50 Europe
(Class A Shares, Class B Shares and Class C Shares)

Deutsche Top 50 Asia
(Class A Shares and Class B Shares)

Deutsche Top 50 US
(Class A Shares, Class B Shares and Class C Shares)

Deutsche European Mid-Cap Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche German Equity Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche Japanese Equity Fund
(Class A Shares and Class B Shares)

Deutsche Global Bond Fund
(Class A Shares and Class B Shares)

Deutsche European Bond Fund
(Class A Shares, Class B Shares and Class C Shares)

Deutsche US Money Market Fund
(Class A Shares and Class B Shares)

Deutsche Institutional
 US Money Market Fund
(Class Y Shares)


[Logo of Deutsche Funds]

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

We are pleased to present you with this annual report of the Deutsche Funds for the twelve months ended August 31, 1999. It provides market and investment reviews from each of the Deutsche Funds' portfolio managers as well as a complete financial summary of the Funds' operations and a listing of the portfolios' holdings.

World equity markets in general rebounded sharply from the summer of 1998's painful sell-off, as the U.S. Federal Reserve Board (the "Fed") cut interest rates, international monetary policy seemed better coordinated, and Japan initiated reflation and restructuring efforts during the fourth calendar quarter. As 1999 began, evidence of global economic healing became overwhelming, particularly in the impressive recovery of the Latin American, Asian, and Eastern European emerging markets battered by last year's economic and financial turmoil. Turnaround in the Japanese economy was perhaps most dramatic. Infusion of liquidity by its government, minor signs of a revival in private demand, and a continued zero interest policy by the Bank of Japan sparked a rather strong rally in Japanese equities.*

Europe's economic fortunes began to improve as well, with firming consumer confidence and a clear upturn in the industrial sector. These positive signs seem to have stopped the relentless decline of the Euro, the new currency launched in January 1999. At the same time, such stronger growth pushed up European interest rates, partly on concerns that the European Central Bank would begin to reverse its accommodative monetary stance. In fact, the Bank of England began the process of monetary tightening by hiking rates 0.25%. These rate concerns, along with tensions about the Kosovo conflict, Russian political instability, and the impact of higher oil prices, weighed somewhat on European equities during the annual reporting period.

As the global economy started to improve, the U.S. equity market continued a volatile, but record-breaking run. The Dow Jones Industrial Average rose to new highs, passing the 10,000 milestone and then the 11,000 level within the first half of 1999.** Both the NASDAQ and S&P 500 Indices also closed in record territory.** In the quarter ended August 1999, however, the U.S. equity market was impacted by the Fed raising interest rates a total of 0.50% in two subsequent moves, reversing two-thirds of the rate cuts it enacted during the third calendar quarter of 1998. This has put the long bull run in U.S. equity markets on pause for the moment.

International bond markets were impacted by most of the same factors as the U.S. and international equity markets. Early in the Funds' fiscal year, these markets were shaken by Russia defaulting on its domestic debt only weeks after entering into a new International Monetary Fund-assisted bailout. In response to signs of a global economic slowdown, central banks around the world eased monetary policy to stimulate credit expansion, triggering an extensive bond rally in the last months of 1998. However, year to date in 1999, international bonds, like U.S. bonds, were generally lower in price. This was primarily due to concerns of continued strong global growth, global inflation as reflected by significantly higher commodity prices, and either actual or anticipated interest rate hikes.

Given this backdrop, we are pleased to report that seven of the eleven Deutsche Funds outperformed their respective primary benchmark for the annual reporting period.+ Clearly, in such a complex environment, Deutsche Fund Group's worldwide research resources, disciplined investment strategies, focus on quality, and risk management become a great advantage.

We are also pleased to announce that early in the year 2000, Deutsche Funds will offer our shareholders even broader investment expertise and a more in-depth global perspective as a benefit of the merger of Deutsche Bank and Bankers Trust finalized in June 1999. Together, our investment group is one of the world's most prominent and respected money managers. We will update you in the months ahead on the exciting initiatives, enhancements, and opportunities this merger enables us to provide.

We value your support of the Deutsche Funds and look forward to serving your investment needs in the years ahead.

Sincerely,



Ross Youngman
Managing Director
Deutsche Asset Management

October 19, 1999

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** The Dow Jones Industrial Average (DJIA) is an unmanaged index which represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies.

 The NASDAQ Index is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Market.

 The S&P (Standard & Poor's) 500 is an unmanaged index consisting of common stocks of industrial, utility, transportation and financial companies in the U.S. market.

 Investments cannot be made directly into indices.

 +  Past performance is no guarantee of future results.



                               INVESTMENT REVIEW

Deutsche Top 50 World

Deutsche Top 50 World had an exceptional year. From its inception on October 2, 1997 through August 31, 1999, the Fund's Class A Shares achieved an average annual total return of 19.42% at net asset value (NAV) (without sales charges).* For the fiscal year, the Fund's Class A Shares achieved a total return of 42.19% at NAV.* The MSCI World Index, the Fund's benchmark, achieved a total return of 33.05% during the same period.** The cash position in the Fund generally varied between 0 - 10%.

In the first fiscal quarter of 1999, ongoing currency turmoil in emerging markets around the world, the Russia crisis, and the increased risk of a broad-based economic slowdown and weakness in the U.S. dollar contributed to a major correction of stock prices in Europe and the U.S.

Deutsche Top 50 World proved to be exceptionally well-positioned during this time as investors' flight-to-quality shifted more funds into the large-capitalization, highly-liquid, global stocks owned by the Fund. The strategy of the Fund continues to be fundamentally focused on highly-capitalized, global players and leaders in their market segment which participate in five major global growth trends:

 .  Population growth in the emerging markets;
 .  Aging of the population in industrial nations (health care);
 .  Rapidly growing demand for information and
   communication technology;
 .  Increasing consumption of brand name products;
 .  Rising energy consumption.

Good second fiscal quarter performance for Class A Shares of the Fund can be attributed to a heavy weighting in financial stocks (Merrill Lynch +45%, American Express +25%, Citigroup +45%), an overweight position in the technology sector (America Online +102%, Microsoft +33%), and an overweight position in Asia (Sony +50%, Fujitsu +40%, NTT +35%).+ The Fund lost on relative performance by being underweighted in the energy sector, which has performed well with the rise in the price of oil.

In the Fund's fiscal third quarter, investors bid up cyclical, as well as energy, stocks. Technology and finance sectors were weaker which caused the Fund's Class A Shares to perform slightly worse than the Fund's benchmark, based on NAV. Good performance in the Fund came from Japan and Asia (Sony, Fujitsu, HSBC), and energy (Elf Aquitaine, Enron, Mobil, Total). Stocks rose to new highs as interest rates in the U.S. remained unchanged. The Dow Jones Industrial Average surpassed 11,000, cyclicals rose on optimism about the economy, and oil stocks rose as the price of crude reached a 17-month high. Higher bond yields and the bias of the U.S. Federal Reserve Board in favor of an interest rate tightening preoccupied markets for the rest of the quarter and caused profit taking. Financials were particularly hard-hit. In Europe, continued weakness in the Euro benefited exporters.

This summer proved to be much more benign than originally expected. The U.S. market corrected about 7.0% in August 1999 on continued inflation concerns, then bounced back immediately to close the month slightly up.

The following stocks were replaced in the Fund over the past fiscal year; Sold:
Reuters, Royal Dutch, Exxon, Monsanto, Texaco, Elsevier, Eni Spa, Intel, and Singapore Airlines; Bought: NTT, Shell Transport, Mobil, Merrill Lynch, Enron, Vodafone, UBS, and EMC.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return for Class A Shares for the one-year and since-inception (October 2, 1997) periods ended August 31, 1999, based on offering price (with sales charges) was 34.35% and 15.93%, respectively. Average annual total return for Class B Shares for the one-year and since-inception (May 4, 1998) periods ended August 31, 1999, was 41.14% and 18.36%, respectively, based on NAV (36.14% and 15.50%, respectively, based on redemption value (including the contingent deferred sales charge (CDSC))).

 ** The MSCI World Index is created by selecting companies within the market capitalization range of US $200-800 million. The dollar-denominated range is applied across all 23 developed markets. This index is unmanaged.

 + Asian and Pacific Rim countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes.



Deutsche Top 50 Europe

During the reporting period, market volatility in the European equity markets was rather high. However, the Fund's Class A Shares achieved a total return of 2.84% at NAV (without sales charges) for the fiscal year.*

The depressed macroeconomic environment and the currency turmoil in worldwide emerging markets led to a correction in European stock prices in September 1998. Economies had been slowing down, causing business confidence to fall as fears of global overcapacity and possible recession dominated the headlines. Successive Federal Funds Target Rate cuts in the United States, and the Brazilian International Monetary Fund package, helped to relieve the pressures on the markets. Encouraged by the determined steps of the U.S. Federal Reserve Board (the "Fed"), the market sentiment and worldwide equity markets have been rebounding from October 1998 lows. The coordinated interest rate cut of the European Central Bank countries in early December 1998 was a move that further fueled the hopes of investors for improvement in growth prospects. Contributing to the positive environment for equities were lower interest rates. In the first half of 1999, European equity markets continued to rise. The most important factors have been the improving consumer confidence in Europe as well as more positive signals from the Asian and Latin American economies. After a calm launch in January 1999, the Euro depreciated by more than 10.74% against the U.S. dollar. However, this was due more to positive growth surprises in the U.S. and related fears of Fed interest rate hikes than a genuine Euro weakness.

At the beginning of the summer, inflationary expectations led to a decline in bond prices with the yield on the 30-year U.S. treasury bond reaching the 6% level at the end of the reporting period. European yields have followed this upward move.

The Fund's level of investment varied. In October 1998, the cash level reached a maximum of around 10%. Since November 1998, the Fund has been invested 95% to 100%.

In October and November 1998, we significantly increased our weighting in the utility sector for a more defensive orientation of the portfolio (Suez Lyonnaise des Eaux and Vivendi). Since the beginning of 1999, a number of companies have been exchanged. We reduced our weighting in pharmaceutical and chemical companies and added to our position in the telecommunication sector (Vodafone, Equant and Telefonica) and the financial sector (UBS). ICI replaced Swiss Re, and Buderus replaced Generali. Both trades had been made to increase the cyclical exposure of the Fund's portfolio in anticipation of an upswing in the European economies. In the summer months, we further increased our holdings in the technology sector (Nokia, Cap Gemini) and added the biotech company Qiagen to the portfolio. All the companies mentioned above are known for their strong position in their sector, high quality management and decent earnings growth.

Economic growth, restructuring, deregulation and liquidity are the major reasons why European markets should proceed further. Historically, export markets pick up strongly in the second half of the year, driving the recovery in gross domestic product growth (forecast for Euroland 1999: 2.1% and 2000: 3.1%). Liquidity should continue to be one of the most important drivers for market performance. Demographics, required returns and the appetite for equities should lead to fund flows from mutual and pension funds, insurance companies and direct household investment. The European market is still trading at a price-to-earnings discount to the U.S. market, even after adjusting for differences in the sector mix. Thus, relatively low cost lends support to our view that the European market will outperform over the next year or more.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return for Class A Shares for the reporting period, based on offering price (with sales charges) was -2.83%. Average annual total return for Class B Shares for the reporting period, based on NAV and redemption value (including the CDSC) was 2.06% and -2.94%, respectively. Average annual total return for Class C Shares for the period from inception date (September 2, 1998) through August 31, 1999, based on NAV and redemption value was 3.60% and 2.60%, respectively.

Deutsche Top 50 Asia

The Asian stock markets have seen a strong recovery during the reporting period from the weakness that resulted from the financial crisis following the devaluation of the Thai baht in July 1997. A substantial strengthening of the Japanese yen since the beginning of October 1998 has taken devaluation pressure away from the other Asian currencies and has led to falling interest rates across the whole region. Successive interest rate cuts in the United States in October 1998 and the Brazilian International Monetary Fund package in Autumn 1998 helped to further relieve the pressure on the markets. Upgrades of economic growth figures for Singapore and South Korea, the first signs of a recovery in the Japanese economy, as well as a reallocation of international money into Asia, have stimulated the markets in the second half of the reporting period.

The Fund has substantially outperformed its benchmark, the MSCI Pacific ex-Japan Index, during the reporting period (Fund Class A Shares +130.0%, based on NAV (without sales charges), MSCI Pacific ex-Japan Index +64.19%).*+ The Fund concept paid-off well over the last fiscal year. The Fund concentrated its investments in companies which are market leaders in their respective sector, or have a competitive product or service. Quality blue-chip stocks have substantially outperformed mid- and small-capitalization stocks around the region. The Fund remained at a very high level of investment during the whole reporting period.

Interest sensitive stocks such as property companies in Singapore and Hong Kong, as well as banks in Singapore, have been the strongest performers in the first half of the reporting period.

After the yen started to strengthen against the U.S. dollar, the Fund's management reduced the Fund's exposure in export-oriented stocks. By adding the two domestic telecommunications companies, NTT and NTT Docomo, we heightened the Fund's exposure to the local economy. Adding Softbank in Japan, the market leader in the Japanese internet business, to the portfolio proved to be very positive. The stock has gone up more than 340% since its inclusion in the Fund's portfolio.

Stronger prices for semiconductors after worldwide capacity shutdowns, and a stronger than expected demand, led to higher sales volumes and an increase in margin for Samsung Electronics. The stock has more than quintupled over the past year. Representing nearly 10% of the portfolio's net asset value, Samsung Electronics represents the largest single stock position in the portfolio. Taiwan Semiconductor, another heavy-weighted stock in the portfolio, has benefited from the worldwide trend of U.S. and Japanese companies to outsource chip production.

Dr. Reddy's Laboratories (a pharmaceutical company in India) has been one of the best-performing stocks in the Fund since investors have realized the quality of the company's research and the regulatory environment in India which has enabled the company to increase prices and create new products.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return for Class A Shares for the reporting period, based on offering price (with sales charges) was 117.25%. Average annual total return for Class B Shares for the reporting period, based on NAV and redemption value (including the CDSC) was 128.65% and 123.65%, respectively.

 + The MSCI Pacific ex-Japan Index is an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following countries: Australia, China Free, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. This index excludes Japan. This index is unmanaged.

Deutsche Top 50 US

For the fiscal year ended August 31, 1999, the Deutsche Top 50 US Class A Shares slightly outperformed its benchmark, the S&P 500, at NAV (without sales charges). For the reporting period, the S&P 500 ended on a strong note with a total return of 34.62%. For the Fund's fiscal year, the investment climate can be divided into two distinct periods. The second half of 1998 was marked by a decelerating profit cycle for U.S. companies, which occurs when earnings growth becomes scarce and investors tend to gravitate toward those stocks that can maintain their growth rates in a difficult operating environment. These companies are usually large-capitalization, high-quality, growth stocks. By the third quarter of 1998, leadership had become so narrow that only a handful of blue-chip names, such as Microsoft, Intel, Cisco and MCI WorldCom, pushed the indexes higher.

As we entered the new year, a more positive outlook for global economies, combined with continued strong growth in the U.S., fueled concerns about rising U.S. interest rates. The profit cycle began to turn, with earnings re-accelerating from the troughs seen during the second half of 1998 when the S&P 500 earnings declined by 3.1%. A modest cyclical rise in inflation in April 1999, which we consider as temporary, sent investors rotating from highly priced growth stocks into cheaper small-capitalization and lower-quality value investments. It was not until the end of June 1999 that the U.S. Federal Reserve Board (the "Fed") began to raise interest rates. Two successive Fed-tightenings brought the Federal Funds Target Rate to 5.25%, which is still 0.25% below where it was before the 0.75% easing in response to last year's global financial crisis.

The Fund has significant investments in four sectors: technology, financials, consumer cyclicals and health care. Stocks in these sectors were some of the primary losers in the shift to value earlier this year. The Fund is not invested in the commodity end of economically sensitive stocks - stocks such as basic industries that have benefited from the return to value - because we do not believe that the over-capacity issues that have dogged these industries and the energy sector have been adequately addressed. Longer term, fundamentals do not support sufficient growth in these industrial, low value-added, commodity-type industries as the U.S. is transitioning into an innovation-driven, technology-based economy. Since the Fund is managed with an eye toward long-term, sustainable earnings growth, and since cyclical stocks generally have short-term performance spurts, we do not believe that these latter investments are appropriate for the Fund's style. It is our belief that investor enthusiasm for cyclical names may be short-lived and that investors will want to hold equity positions in the strongest and most dynamic businesses in an increasingly competitive world.

Portfolio activity during the past three months was low. The Fund maintains its emphasis in technology, health care, financial services and consumer cyclical stocks and increased its exposure to the capital goods sector to a market weight by adding small positions in both Honeywell and United Technologies. Holdings in the consumer staples sector have decreasing weights. The top performing sector of the S&P 500 during the Fund's fiscal year was technology (+98.0%), where the Fund's holdings include names such as Sun Microsystems, Texas Instruments, Tellabs, EMC, Cisco, Intel, IBM and Microsoft. The second strongest sector performance of the S&P 500 was in capital goods (37.9%). The health care and financial services sectors of the S&P 500 both returned 23.7%.

Going forward, we remain confident that the Fund is well-positioned to benefit from the major growth trends in the U.S. and globally, as many U.S. companies derive significant portions of their earnings and growth from markets overseas. The Fund is invested in those aggressive and tenacious companies that dominate their markets and maintain their leadership position through a combination of market share focus, product or service differentiation, innovation, economies of scale and financial strength.

Deutsche European Mid-Cap Fund

The benchmark of the Deutsche European Mid-Cap Fund, the MDAX (Midcap Index), fluctuated strongly during the fiscal year, trading between 3,256 and 4,289 index points.* At the end of the fiscal year, the benchmark achieved a total return of -1.29% while the Fund's Class A Shares achieved a total return of 8.86% at NAV (without sales charges).**

During the first two months of the reporting period, the MDAX fell approximately 25% due to currency turmoil in worldwide emerging markets. This turmoil led to a depressed macroeconomic environment and the fear of a global recession. Through successive Federal Funds Target Rate cuts in the U.S., the Brazilian International Monetary Fund package and better market sentiment worldwide, the European equity markets recovered from the October 1998 lows. The Fund stayed fully invested through the fiscal year.

The Fund performed better than the benchmark due to the fact that it also invested in smaller, high-growth companies of the Neuer Markt, which performed very well.+ The Fund's other investments in Europe contributed to its high performance as well. Because of the Fund's active portfolio management style a lot of share positions were sold while new investments were bought. The Fund also participated in the subscription of successful new issues, which was another reason of the Funds' better performance. Three examples of new investments in companies are STMicroelectronics, Baan Company NV and United Pan-Europe Communications NV ("UPC"). STMicroelectronics is a leading European chip-company with positive fundamentals and a good position in the growing semi-conductor cycle. Baan Company NV was added to the Fund's portfolio because of a possible turnaround and new management in the company. UPC, as the largest pan- European cable operator, is successfully expanding through acquisitions. Its extensive network has huge potential in the cable television, telephony and internet services business.

Economic growth, restructuring, deregulation and liquidity aspects should be, in our opinion, reasons why the European markets could reach new highs during the next fiscal year.

*The Fund's Adviser has elected to change the benchmark index from the MSCI
 Europe Index (a broad-based market index of European equity securities) to the MDAX because the MDAX is more representative of the securities in which the Fund invests. The MDAX is an unmanaged, capitalization-weighted index composed of 70 German blue-chip stocks which are in the DAX 100 but not in the DAX (German Stock Index), and are traded in the Frankfurt Stock Exchange.

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return for Class A Shares for the reporting period, based on offering price (with sales charges) was 2.86%. Average annual total return for Class B Shares for the reporting period, based on NAV and redemption value (including the CDSC) was 8.12% and 3.12%, respectively. Average annual total return for Class C Shares for the period from inception date (September 2, 1998) though August 31, 1999, based on NAV and redemption value was 10.15% and 9.15%, respectively.

+The regulated, unlisted market segment of the German Stock Exchange.

Deutsche German Equity Fund

The benchmark of the Deutsche German Equity Fund, the DAX (German Stock Index), fluctuated strongly over the reporting period and traded in a range between 3,834 and 5,687 index points.* The DAX achieved a total return of 3.88% over the reporting period, while the Fund's Class A Shares achieved a total return of 11.58% at NAV (without sales charges).**

In the first two months of the fiscal year, the DAX fell approximately 20% due to currency turmoil in worldwide emerging markets, such as the Asian and Russian crises. This led to a depressed macroeconomic environment and the fear of a global recession. Through successive Federal Funds Target Rate cuts in the U.S., the Brazilian International Monetary Fund package and better market sentiment worldwide, the German equity market recovered from the October 1998 lows. From October 1998 to January 1999, the market rose approximately 40% followed by a slight consolidation until April 1999. Since then, the market has been in a trading range with support at 5,000 and resistance between 5,550 and 5,600 index points. The Fund stayed fully invested through the fiscal year.

The Fund increased its position in financials, especially in the banking sector, because of restructuring potential and possible consolidation processes, which contributed well to the performance of the Fund. Due to legal restrictions, the Fund is not permitted to take a stake in Deutsche Bank shares. However, it tried to compensate this with higher weightings in other German banks like Commerzbank, Dresdner Bank and Bayerische Vereinsbank AG. Due to the positive growth outlook in the telecommunication area, the Fund increased its position in Deutsche Telekom and in Mannesmann, which is now one of the European market leaders and actively involved in the European consolidation process. The Fund bought Deutsche Lufthansa shares. After the sharp decrease of the stock price, Deutsche Lufthansa is, in valuation terms, one of the cheapest airlines. The Fund sold its position in Adidas Salomon because of the difficult competitive situation in the business.

Due to active management of the portfolio, the Funds' performance was much better than its benchmark. Economic growth, restructuring, deregulation, liquidity aspects and the planned tax-reform should be reasons why, in our opinion, the German market could reach new highs during the next fiscal year.

 *The Fund's Adviser has elected to change the benchmark index from the MSCI
  Germany Index (a broad-based market index of equity securities listed on the Frankfurt Stock Exchange) to the DAX because the DAX is more representative of the securities in which the Fund invests. The DAX is composed of the 30 most actively traded German blue-chip stocks. This index in unmanaged.

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return for Class A Shares for the reporting period, based on offering price (with sales charges) was 5.45%. Average annual total return for Class B Shares for the reporting period, based on NAV and redemption value (including the CDSC) was 10.99% and 5.99%, respectively. Average annual total return for Class C Shares for the period from inception date (September 2, 1998) though August 31, 1999, based on NAV and redemption value was 11.43% and 10.43%, respectively.



Deutsche Japanese Equity Fund

Over the 12-month reporting period, the Japanese stock market reached a 12-year low in October 1998 and, after bottoming out, rose to a level as high as 18,532 points on the Nikkei Stock Average and 1,535 points in the Tokyo Stock Price Index (the "Topix") by July 1999.* During the reporting period, the Fund significantly outperformed its benchmark, the MSCI Japan Index.**

At the beginning of the reporting period, Japanese financial markets were still overshadowed by a depressed macroeconomic environment and fears of a systemic financial crisis. The phase from February 1999 on was characterized by a number of positive factors: (1) measures of the government to stabilize the financial sector--for example, through the recapitalization of banks, (2) an easing of monetary policy by the Bank of Japan, and (3) numerous restructuring and cost-cutting announcements by Japanese corporations. These developments were followed by a stabilization of the Asian economies as well as signs of a broader economic recovery in Japan itself. Though part of the better-than-expected gross domestic product numbers in the first and second quarter were derived from the massive fiscal stimulus measures (24 trillion yen) that were implemented by the Japanese government since the end of 1998, there were also improvements in inventory levels and private demand. Altogether, the above-mentioned positive change in surroundings triggered a strong inflow of foreign funds, a substantial rally in the stock market and a significant appreciation of the Japanese currency against the U.S. dollar and the Euro.

During the reporting period, the Fund maintained a high degree of investment, ranging from 95% to 100%. Due to the still depressed environment until February 1999, the Fund's management stuck to its policy of investing in top-quality companies with international competitiveness, emphasizing these sectors: electric machinery, pharmaceuticals and services. During that time, the Fund was partly currency-hedged. This depressed the performance slightly. From January 1999 on, the Fund's management increased the weighting in domestic, economy-oriented stocks. In the communications sector, positions in NTT and NTT-Mobile were increased. In the machinery sector, positions in SMC and Enplas were added. The Fund management also added to the positions in the service sector, concentrating on information technology- and software-related stocks, which included Obic. On the contrary, positions in export-oriented titles were reduced during the reporting period. In light of the positive macroeconomic developments and the inflow of foreign funds, the Fund's management did not expect a drastic weakening of the yen and closed all currency hedges in February 1999. This greatly contributed to the good performance of the Fund.

The further development of the Japanese stock market largely depends on three factors: (1) whether the yen will show a further "premature" strengthening, (2) whether the companies will proceed with their restructuring measures as announced and thus improve profitability, and (3) whether the recent signs of a positive macroeconomic development will lead into a self-sustained economic growth. In our view these factors represent only short- and mid-term risks for the stock market, and our long-term view remains positive for the Japanese stock market.

 *The Nikkei Stock Average is composed of 225 actively traded issues of the First Section of the Tokyo Stock Exchange (TSE). The Topix, published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. These indices are unmanaged.

**The MSCI Japan Index is an unmanaged, market value-weighted average of the performance of over 300 securities listed on the TSE.

Deutsche Global Bond Fund

The Deutsche Global Bond Fund pursues its investment objective by investing primarily in fixed income securities (including floating rate notes, bonds, convertible bonds, and bonds with warrants) of issuers worldwide. The Fund's broadly diversified portfolio will invest at least 65% of its total assets in bonds, and the portfolio will include securities of at least three different countries.

In the first half of the reporting period, the emerging markets crisis (September/October 1998), which generated a flight to high-quality paper, and the introduction of the Euro currency, which had a weak start, have been the main drivers for the financial markets. The current global economic situation can be described as having moderate growth and low inflation expectations. During the last months of the reporting period, the economic situation changed to a more positive perspective for Asia (especially Japan) and emerging markets. Some commodity prices showed a significant improvement (especially oil). This, in combination with a tight labor market in the U.S., led the U.S. Federal Reserve Board to increase interest rates by 0.50% to 5.25%.

Under this economic situation, the Fund was overweighted in the dollar currencies (55% in the Dollar-Bloc), with 49% in the U.S. and an additional 3% in both Canada and Australia, at the beginning of the reporting period. The weighting was reduced to 37%, neutral to the J.P. Morgan benchmark (33% in the U.S., 3% in Canada and 1% in New Zealand)* over the year due to the introduction of the Euro, giving Europe a more competitive and highly liquid financial market, and the more positive outlook for the Japanese currency.

In Europe, the main focus has been on investments in Euro (approximately 29% of the Fund's portfolio at the end of August 1999), the United Kingdom (6%), Denmark (3%) and Germany (3%). To profit from the ongoing convergence in Europe due to the European Monetary Union, we have made additional investments in South and Eastern Europe (Greece (2%), Poland (3%) and Hungary (2%)). The position in the Czech koruna (2% of the Fund) was sold in July 1999. In addition, a position in Norwegian krone (2%) was built-up to take advantage of the increasing oil price.

We heavily underweighted Japan at the beginning of the reporting period (6% versus 17% of the Fund's benchmark) because of weak economic growth, structural problems and credibility uncertainties in the financial system. During the fiscal year, we doubled the weighting to more than 12% at the end of August 1999, reflecting the better growth outlook and increasing financial flows into the Japanese currency.

During the reporting period, the Fund had a lower duration than its benchmark, reflecting the expectation of higher interest rates by the Funds' management. The Class A Shares of the Fund achieved a total return of -0.33% at NAV (without sales charges).** On August 31, 1999, the weighted average maturity of the Fund was 7.2 years.

 *The Fund's benchmark, the J.P. Morgan Global Government Bond Index, is a broad-based market index of securities representing major government bond markets.

**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return for Class A Shares for the reporting period, based on offering price (with sales charges) was -4.79%. Average annual total return for Class B Shares for the period from inception date (October 9, 1998) through August 31, 1999, based on NAV and redemption value (including the CDSC) was -7.66% and -12.05%, respectively.

Deutsche European Bond Fund

The Deutsche European Bond Fund invests primarily in the fixed income securities of European issuers (at least 65% of Portfolio's total assets) and fixed income securities denominated in European currencies. The objective is to seek steady, high income.

Since the end of August 1998, the Fund decreased its allocation in the British pound (-2.8%), Danish krone (-3.8%) and Norwegian krone (-1.3%). Instead, new positions were established in the Swedish krona (+4.5%), Hungarian forint (+2.5%), Polish zloty (+1.5%) and Czech koruna (+1.8%), which all benefited from a relatively stable economical and political environment but, nevertheless, provided an attractive yield pick-up in comparison to the Euro.

The currency markets were rather volatile during this reporting period. The British pound traded in a large range between 1.55 and 1.71, the Swedish krona traded between 7.6 and 8.6 and the Norwegian krone traded between 7.3 and 8.0. Although these currencies lost significantly against the U.S. dollar, they clearly outperformed the Euro. Throughout the fiscal year, the German mark strengthened against the U.S. dollar in anticipation of the Euro. A significantly stronger U.S. dollar followed the Euro's launch as the European economies started looking increasingly fragile in comparison to the booming growth in the U.S. The Euro depreciated from 1.17 levels against the U.S. dollar all the way to almost 1.01 by the beginning of July 1999. After that, the picture improved somewhat for the Euro as better economic figures started indicating that the worst may be over for the European slow-down.

The European fixed income markets continued to stay positive until the end of January 1999. In February 1998, the bond markets worldwide, starting from Japan and spreading to Europe, came under a heavy selling pressure as many investors got worried about possible liquidations of Japanese investors in U.S. and European bonds. Later on during the year, the downtrend continued as more and more worries about commodities prices (mostly oil) and their impact on inflation started to emerge. It coincided with the stronger Japanese yen, which has often been used as a funding currency for U.S. and European bond acquisitions. We reduced our weighted average maturity from 7.6 to 6.4 years, and preferred credit exposure in the U.K. and Sweden and government bonds in Euroland, where the swap spreads remained relatively low.

During the reporting period, Class A Shares of the Fund achieved a total return of -2.13% at NAV (without sales charges).*

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return for Class A Shares for the reporting period, based on offering price (with sales charges) was -6.53%. Average annual total return for Class B Shares for the reporting period, based on NAV and redemption value (including the CDSC) was -2.88% and -7.58%, respectively. Average annual total return for Class C Shares for the period from inception date (September 2, 1998) through August 31, 1999, based on NAV and redemption value was -3.00% and -3.94%, respectively.


Deutsche U.S. Money Market Funds

The developments in the financial markets in the fiscal year ended August 31, 1999 can be divided into three distinctively different periods.

The first part, in the fall of 1998, saw Russia default on its domestic debt. This caused turmoil in financial markets around the world, and lead to the near-collapse of a hedge fund in the United States. A group of large banks, summoned by the U.S. Federal Reserve Board (the "Fed"), came to the rescue and staged a US $3 billion bailout. The Fed itself eased monetary policy three times over a six-week period last autumn and thus helped avoid a financial crisis.

Gradually, the markets calmed down again. In this period, which lasted from the final month of 1998 to early summer of 1999, financial markets returned to normalcy. The flight-to-quality, which had occurred earlier when investors were looking only for the best and most liquid securities (i.e. U.S. treasuries), was mostly reversed. The U.S. economy returned to its growth path of well above 3%, showing little effects of the jitters in the financial markets.

Then, in June of 1999, the Fed responded to the booming economy by raising the official interest rate twice. Fearing that the strong growth and low unemployment could ultimately trigger higher inflation, the Fed raised the Federal Funds Target Rate by 0.25% in late June and late August 1999. With this move, the Fed reversed most of the easing that it had been forced to do in the fall of last year. However, the Fed had prepared the financial markets for these tightening moves well in advance and thus did not create any major disruptions. The Federal Funds Target Rate stands at 5.25% as of this writing. It is expected to remain there through year-end 1999.

The Funds weathered the gyrations of the financial markets very well. During the period of financial turmoil, the weighted average maturity of the Funds' portfolio was reduced to between 30 - 40 days. After the storm had subsided, it was increased to around 50 days by late April 1999, and has stayed there since. The steepness of the yield curve rewards this longer average maturity. At the end of August 1999, the average maturity stood at 48 days.

For Class A shareholders of the Deutsche US Money Market Fund, the Fund's 7-day yield stood at 4.68% as of August 31, 1999 (5.02% for Class Y Shares of the Deutsche Institutional US Money Market Fund).* The Fund currently holds 80% of its assets in corporate debt and 20% in U.S. government and agency debt. There are no lower rated securities in the Funds' portfolio. The portfolio's main sector holdings are insurance (12%), financial services (9%) and telephone (8%). The Funds have maintained the AAAm rating, the highest possible rating for a money market fund, that was originally awarded to them by Standard & Poor's in September of last year.** Their investment policies adhere to Standard & Poor's standards. Also, all purchases are consistent with the Fund's goal of generating a high level of current income for risk averse investors while providing maximum liquidity for them.

The U.S. economy continues on its path of solid growth and restrained inflation. We think that this balanced trajectory will make further changes in official interest rates unlikely for the time being. The pickup in growth in other countries around the world should not jeopardize this picture. Also, the prospect of dealing with the computer problem known as the millennium bug (a.k.a. "Y2K") should prevent the Fed from tightening interest rates later this year. As a matter of fact, the Fed has already gone out of its way to assure the financial community that there will be plenty of liquidity available around the turn of the new year. Trading in the financial markets is expected to slow down significantly as the end of the millennium approaches. However, we do not expect major disruptions in the financial markets. It seems that the financial industry is well-prepared to deal with the technological challenges. Deutsche Bank, one of the largest banks in the world, and the Deutsche U.S. Money Market Funds, are equally well-prepared for this event. And, we believe that the Deutsche U.S. Money Market Funds will continue to deliver competitive yields to their investors.

 *Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the funds' current earnings. The 7-day yield, as of August 31, 1999, for Class B Shares of the Deutsche US Money Market Fund was 3.84%.

**This rating is obtained after Standard & Poor's evaluates a number of factors, including credit quality, market price exposure and management. Ratings are subject to change and do not remove market risks.

An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Deutsche Top 50 World--Class A

Growth of $10,000 Invested in Deutsche Top 50 World

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 World (the "Fund") from October 2, 1997 (start of performance) to August 31, 1999, compared to the MSCI World Index.+

                [Graphic representation omitted.  See Appendix A(1).]

      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................34.35%
             Start of Performance (10/2/97).................15.93%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The MSCI World Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche Top 50 World--Class B

Growth of $10,000 Invested in Deutsche Top 50 World

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 World (the "Fund") from May 4, 1998 (start of performance) to August 31, 1999, compared to the MSCI World Index.+


            [Graphic representation omitted.  See Appendix A(2).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................36.14%
             Start of Performance (5/4/98)..................15.50%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The MSCI World Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.



Deutsche Top 50 Europe--Class A

Growth of $10,000 Invested in Deutsche Top 50 Europe

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 Europe (the "Fund") from October 2, 1997 (start of performance) to August 31, 1999, compared to the MSCI Europe Index.+


           [Graphic representation omitted.  See Appendix A(3).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year........................................(2.83)%
             Start of Performance (10/2/97).................0.67%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Europe Index is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. This index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche Top 50 Europe--Class B

Growth of $10,000 Invested in Deutsche Top 50 Europe

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 Europe (the "Fund") from March 30, 1998 (start of performance) to August 31, 1999, compared to the MSCI Europe Index.+


             [Graphic representation omitted. See Appendix A(4).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year........................................(2.94)%
             Start of Performance (3/30/98)................(6.17)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.



Deutsche Top 50 Europe--Class C

Growth of $10,000 Invested in Deutsche Top 50 Europe

The graph below illustrates the hypothetical investment of $10,000* in Class C Shares of the Deutsche Top 50 Europe (the "Fund") from September 2, 1998 (start of performance) to August 31, 1999, compared to the MSCI Europe Index.+


             [Graphic representation omitted. See Appendix A(5).]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1999

             Start of Performance (9/2/98)..................2.60%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects all applicable sales charges and is not annualized.

+The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche Top 50 Asia--Class A

Growth of $10,000 Invested in Deutsche Top 50 Asia

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 Asia (the "Fund") from October 14, 1997 (start of performance) to August 31, 1999, compared to the MSCI Pacific ex-Japan Index and the MSCI Pacific Index.+


               [Graphic representation omitted. See Appendix A(6).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year........................................117.25%
             Start of Performance (10/14/97)................20.57%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Pacific ex-Japan Index and the MSCI Pacific Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Pacific ex-Japan Index and the MSCI Pacific Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.



Deutsche Top 50 Asia--Class B

Growth of $10,000 Invested in Deutsche Top 50 Asia

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 Asia (the "Fund") from May 5, 1998 (start of performance) to August 31, 1999, compared to the MSCI Pacific ex-Japan Index and the MSCI Pacific Index.+


               [Graphic representation omitted. See Appendix A(7).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year........................................123.65%
             Start of Performance (5/5/98)..................46.38%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Pacific ex-Japan Index and the MSCI Pacific Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Pacific ex-Japan Index and the MSCI Pacific Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.

Deutsche Top 50 US--Class A

Growth of $10,000 Invested in Deutsche Top 50 US

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 US (the "Fund") from October 2, 1997 (start of performance) to August 31, 1999, compared to the S&P 500 Index.+


             [Graphic representation omitted. See Appendix A(8).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................34.01%
             Start of Performance (10/2/97).................17.07%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.



Deutsche Top 50 US--Class B

Growth of $10,000 Invested in Deutsche Top 50 US

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 US (the "Fund") from March 18, 1998 (start of performance) to August 31, 1999, compared to the S&P 500 Index.+


               [Graphic representation omitted. See Appendix A(9).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................35.88%
             Start of Performance (3/18/98).................13.01%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche Top 50 US--Class C

Growth of $10,000 Invested in Deutsche Top 50 US

The graph below illustrates the hypothetical investment of $10,000* in Class C Shares of the Deutsche Top 50 US (the "Fund") from September 2, 1998 (start of performance) to August 31, 1999, compared to the S&P 500 Index.+


             [Graphic representation omitted. See Appendix A(10).]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1999

             Start of Performance (9/2/98)..................33.64%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects all applicable sales charges and is not annualized.

+The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.



Deutsche European Mid-Cap Fund--Class A

Growth of $10,000 Invested in Deutsche European Mid-Cap Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche European Mid-Cap Fund (the "Fund") from October 17, 1997 (start of performance) to August 31, 1999, compared to the MSCI Europe Index and the MDAX (Midcap Index).+


              [Graphic representation omitted. See Appendix A(11).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................2.86%
             Start of Performance (10/17/97)................8.74%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index and the MDAX have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Europe Index and the MDAX are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.

Deutsche European Mid-Cap Fund--Class B

Growth of $10,000 Invested in Deutsche European Mid-Cap Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche European Mid-Cap Fund (the "Fund") from March 30, 1998 (start of performance) to August 31, 1999, compared to the MSCI Europe Index and the MDAX (Midcap Index).+


             [Graphic representation omitted. See Appendix A(12).]

      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................3.12%
             Start of Performance (3/30/98).................3.17%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index and the MDAX have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Europe Index and the MDAX are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.



Deutsche European Mid-Cap Fund--Class C

Growth of $10,000 Invested in Deutsche European Mid-Cap Fund

The graph below illustrates the hypothetical investment of $10,000* in Class C Shares of the Deutsche European Mid-Cap Fund (the "Fund") from September 2, 1998 (start of performance) to August 31, 1999, compared to the MSCI Europe Index and the MDAX (Midcap Index).+


             [Graphic representation omitted. See Appendix A(13).]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1999

             Start of Performance (9/2/98)..................9.15%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index and the MDAX have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total return quoted reflects all applicable sales charges and is not annualized.

+The MSCI Europe Index and the MDAX are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.

Deutsche German Equity Fund--Class A

Growth of $10,000 Invested in Deutsche German Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche German Equity Fund (the "Fund") from October 17, 1997 (start of performance) to August 31, 1999, compared to the MSCI Germany Index and the DAX (German Stock Index).+


              [Graphic representation omitted. See Appendix A(14).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................5.45%
             Start of Performance (10/17/97)................11.17%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Germany Index and the DAX have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Germany Index and the DAX are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.

Deutsche German Equity Fund--Class B

Growth of $10,000 Invested in Deutsche German Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche German Equity Fund (the "Fund") from March 16, 1998 (start of performance) to August 31, 1999, compared to the MSCI Germany Index and the DAX (German Stock Index).+


            [Graphic representation omitted. See Appendix A(15).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................5.99%
             Start of Performance (3/16/98).................5.50%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Germany Index and the DAX have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges.

 +The MSCI Germany Index and the DAX are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.

Deutsche German Equity Fund--Class C

Growth of $10,000 Invested in Deutsche German Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class C Shares of the Deutsche German Equity Fund (the "Fund") from September 2, 1998 (start of performance) to August 31, 1999, compared to the MSCI Germany Index and the DAX (German Stock Index).+


             [Graphic representation omitted. See Appendix A(16).]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1999

             Start of Performance (9/2/98)..................10.43%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Germany Index and the DAX have been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total return quoted reflects all applicable sales charges and is not annualized.

+The MSCI Germany Index and the DAX are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made directly into indices.

Deutsche Japanese Equity Fund--Class A

Growth of $10,000 Invested in Deutsche Japanese Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Japanese Equity Fund (the "Fund") from October 20, 1997 (start of performance) to August 31, 1999, compared to the MSCI Japan Index.+


            [Graphic representation omitted. See Appendix A(17).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................93.09%
             Start of Performance (10/20/97)................25.19%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Japan Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Japan Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche Japanese Equity Fund--Class B

Growth of $10,000 Invested in Deutsche Japanese Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Japanese Equity Fund (the "Fund") from August 10, 1998 (start of performance) to August 31, 1999, compared to the MSCI Japan Index.+


            [Graphic representation omitted. See Appendix A(18).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year.........................................97.97%
             Start of Performance (8/10/98).................85.59%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Japan Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The MSCI Japan Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche Global Bond Fund--Class A

Growth of $10,000 Invested in Deutsche Global Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Global Bond Fund (the "Fund") from October 15, 1997 (start of performance) to August 31, 1999, compared to the J.P. Morgan Global Government Bond Index.+


             [Graphic representation omitted. See Appendix A(19).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year........................................(4.79)%
             Start of Performance (10/15/97)...............(0.61)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan Global Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the indices.

**Total returns quoted reflect all applicable sales charges.

+The J.P. Morgan Global Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.



Deutsche Global Bond Fund--Class B

Growth of $10,000 Invested in the Deutsche Global Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Global Bond Fund (the "Fund") from October 9, 1998 (start of performance) to August 31, 1999, compared to the J.P. Morgan Global Government Bond Index.+


             [Graphic representation omitted. See Appendix A(20).]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1999

             Start of Performance (10/9/98)................(12.05)%


Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan Global Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total return quoted reflects all applicable sales charges and is not annualized.

+The J.P. Morgan Global Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche European Bond Fund--Class A

Growth of $10,000 Invested in Deutsche European Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche European Bond Fund (the "Fund") from October 17, 1997 (start of performance) to August 31, 1999, compared to the J.P. Morgan European Government Bond Index.+


               [Graphic representation omitted. See Appendix A(21).]

      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year........................................(6.53)%
             Start of Performance (10/17/97)...............(0.41)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan European Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The J.P. Morgan European Government Bond Index is a standard foreign securities index representing European government bond markets. This index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.



Deutsche European Bond Fund--Class B

Growth of $10,000 Invested in Deutsche European Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche European Bond Fund (the "Fund") from June 25, 1998 (start of performance) to August 31, 1999, compared to the J.P. Morgan European Government Bond Index.+


             [Graphic representation omitted. See Appendix A(22).]


      AVERAGE ANNUAL TOTAL RETURNS** FOR THE PERIODS ENDED AUGUST 31, 1999

             1 Year........................................(7.58)%
             Start of Performance (6/25/98)................(2.88)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan European Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+The J.P. Morgan European Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

Deutsche European Bond Fund--Class C

Growth of $10,000 Invested in Deutsche European Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class C Shares of the Deutsche European Bond Fund (the "Fund") from September 2, 1998 (start of performance) to August 31, 1999, compared to the J.P. Morgan European Government Bond Index.+


            [Graphic representation omitted. See Appendix A(23).]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1999

             Start of Performance (9/2/98).................(3.94)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge imposed on any redemption. The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan European Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

 **Total return quoted reflects all applicable sales charges and is not annualized.

 +J.P. Morgan European Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made directly into an index.

                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Funds, Inc.

                                August 31, 1999


                                                                                             Deutsche
Deutsche      Deutsche
                                                                                              Top 50        Top
50        Top 50
                                                                                               World
Europe         Asia
                                                                                            ----------
-----------   ----------
Assets:
Investment in corresponding Deutsche Portfolio, at value..................................  $4,908,026
$11,121,795   $27,587,503
Receivable from Manager for expense reimbursement, net....................................      22,055
35,450        17,923
Receivable for capital shares sold........................................................       2,505
12,167       101,615
Receivable from corresponding Deutsche Portfolio for withdrawals..........................          --
--            --
Foreign tax reclaim receivable............................................................       2,495
26,857            --
Deferred organization costs...............................................................       7,765
7,765         7,848
                                                                                            ----------
-----------   -----------
 Total assets.............................................................................   4,942,846
11,204,034    27,714,889
                                                                                            ----------
-----------   -----------
Liabilities:
Payable for capital shares redeemed.......................................................          --
3,786         2,706
Payable to corresponding Deutsche Portfolio for contributions.............................          --
--        48,763
Dividends payable.........................................................................          --
--            --
Transfer Agent fees payable...............................................................       4,348
6,250         4,266
Distribution and service fees payable.....................................................       2,334
6,744         6,954
Portfolio accounting fees payable.........................................................       1,700
1,900         1,700
Administrative fees payable...............................................................         266
686         1,425
Other accrued expenses....................................................................      27,387
26,064        27,752
                                                                                            ----------
-----------   -----------
 Total liabilities........................................................................      36,035
45,430        93,566
                                                                                            ----------
-----------   -----------
 Net assets...............................................................................  $4,906,811
$11,158,604   $27,621,323
                                                                                            ==========
===========   ===========
Net Assets Consist of:
Capital stock, $0.001 par value (a).......................................................  $      298   $
896   $     1,447
Paid-in capital...........................................................................   4,594,630
11,228,561    19,500,444
Accumulated net investment income (loss)..................................................      (2,101)
(13,228)      (42,068)
Undistributed (accumulated) net realized gain (loss) on investments, futures contracts
and foreign currency transactions.........................................................      41,239
(436,940)      413,973
Net unrealized appreciation/(depreciation) of investments, futures contracts and foreign
currency translations.....................................................................     272,745
379,315     7,747,527
                                                                                            ----------
-----------   -----------
 Net assets...............................................................................  $4,906,811
$11,158,604   $27,621,323
                                                                                            ==========
===========   ===========
Computation of Net Asset Value, Redemption Price and Maximum Offering Price Per Share:
Net assets--Class A.......................................................................  $2,775,698   $
3,796,364   $23,954,112
                                                                                            ==========
===========   ===========
Shares outstanding--Class A...............................................................     160,026
283,382     1,274,559
                                                                                            ==========
===========   ===========
Net asset value and redemption price per share--Class A...................................      $17.35   $
13.40        $18.79
                                                                                            ==========
===========   ===========
Maximum offering price per share--Class A.................................................      $18.36   $
14.18        $19.88
                                                                                            ==========
===========   ===========

Net assets--Class B.......................................................................  $2,131,113   $
6,395,042   $ 3,667,211
                                                                                            ==========
===========   ===========
Shares outstanding--Class B...............................................................     138,146
537,858       172,879
                                                                                            ==========
===========   ===========
Net asset value and offering price per share--Class B.....................................      $15.43   $
11.89        $21.21
                                                                                            ==========
===========   ===========
Minimum redemption price per share--Class B...............................................      $14.66   $
11.30        $20.15
                                                                                            ==========
===========   ===========

Net assets--Class C.......................................................................          --   $
967,198            --
                                                                                            ==========
===========   ===========
Shares outstanding--Class C...............................................................          --
74,665            --
                                                                                            ==========
===========   ===========
Net asset value and offering price per share--Class C.....................................          --   $
12.95            --
                                                                                            ==========
===========   ===========
Minimum redemption price per share--Class C...............................................          --   $
12.82            --
                                                                                            ==========
===========   ===========

(a) 250,000,000 shares authorized for each Fund except Deutsche US Money Market Fund for which 5,000,000,000 shares are authorized, and Deutsche Institutional US Money Market Fund for which 10,000,000,000 shares are authorized.

(b) Represents Class Y information.

    The accompanying notes are an integral part of the financial statements.




                     Deutsche     Deutsche     Deutsche    Deutsche   Deutsche     Deutsche         Deutsche
    Deutsche         European      German      Japanese     Global    European     US Money     Institutional US
     Top 50          Mid-Cap       Equity       Equity       Bond       Bond        Market        Money Market
       US              Fund         Fund         Fund        Fund       Fund         Fund             Fund
   ---------       -----------   ----------  ----------    --------   --------   -----------   -----------------

     $6,264,411    $22,517,337   $2,141,730  $15,579,929   $324,535   $882,625   $15,247,456        $18,820,258
         23,516         36,376       32,110       33,450     14,031     27,439            --             10,205
         10,103         47,565        5,247      119,498         --      2,187            --                 --
         52,171         27,799           --           --         --         --            --                 --
            --          33,914        2,900           --         --         --            --                 --
          7,76           7,868        7,868        7,875      7,855      7,868         4,488              5,383
     ----------    -----------   ----------  -----------   --------   --------   -----------        -----------
      6,357,966     22,670,859    2,189,855   15,740,752    346,421    920,119    15,251,944         18,835,846
     ----------    -----------   ----------  -----------   --------   --------   -----------        -----------

         52,171         30,817        3,996           --         --         --            --                 --
            --          41,798           --       84,735         --         --            --                 --
            --              --           --           --        459        474            --                 --
          4,693          6,611        6,227        4,410      4,386      5,775         7,715              1,851
          3,252          9,636        1,051        5,236        198        285         3,258                 --
          1,900          1,900        1,900        1,700      1,700      1,900           764              1,039
            373          1,318          140          796         16         39           639                181
         26,928         33,758       26,663       29,322     26,402     28,593        35,826             31,635
     ----------    -----------   ----------  -----------   --------   --------   -----------        -----------
         89,317        125,838       39,977      126,199     33,161     37,066        48,202             34,706
     ----------    -----------   ----------  -----------   --------   --------   -----------        -----------
     $6,268,649    $22,545,021   $2,149,878  $15,614,553   $313,260   $883,053   $15,203,742        $18,801,140
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========

     $      376    $     1,554   $      141  $       735   $     27   $     72   $    15,204        $    18,802
      5,170,500     22,194,627    2,048,369   11,503,310    327,923    973,712    15,187,724         18,783,000
            --         (86,639)       2,651       (1,757)      (750)    (2,687)          919                 --

       (188,523)       (89,317)      62,511      348,961       (680)        (8)         (105)              (662)

      1,286,296        524,796       36,206    3,763,304    (13,260)   (88,036)           --                 --
     ----------    -----------   ----------  -----------   --------   --------   -----------        -----------
     $6,268,649    $22,545,021   $2,149,878  $15,614,553   $313,260   $883,053   $15,203,742        $18,801,140
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========

     $3,369,622    $13,907,145   $1,453,972  $11,010,113   $178,029   $736,931   $15,083,196        $18,801,140(b)
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
        188,359        910,023       90,961      547,339     14,688     59,458    15,083,301         18,801,802(b)
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
     $    17.89    $     15.28   $    15.98       $20.12   $  12.12   $  12.39         $1.00              $1.00(b)
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
     $    18.93    $     16.17   $    16.91       $21.29   $  12.69   $  12.97            --                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========

     $2,763,512    $ 6,940,248   $  648,130  $ 4,604,440   $135,231   $142,931   $   120,546                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
        179,021        518,932       46,684      187,352     12,316     11,851       120,546                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
     $    15.44    $     13.37   $    13.88       $24.58   $  10.98   $  12.06         $1.00                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
     $    14.67    $     12.70   $    13.19       $23.35   $  10.43   $  11.46         $1.00                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========

     $  135,515    $ 1,697,628   $   47,776          --         --   $  3,191            --                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
          8,050        125,072        3,465          --         --        271            --                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
     $    16.83    $     13.57   $    13.79          --         --    $  11.76            --                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========
     $    16.66    $     13.43   $    13.65           --         --   $  11.64            --                 --
     ==========    ===========   ==========  ===========   ========   ========   ===========        ===========



                           STATEMENTS OF OPERATIONS Deutsche Funds, Inc.

                   For the year/period ended August 31, 1999


                                                                                      Deutsche    Deutsche
Deutsche
                                                                                       Top 50      Top 50
Top 50
                                                                                       World       Europe
Asia
                                                                                     ---------   ---------
---------
Investment Income:
Investment Income and Expenses allocated from corresponding Deutsche Portfolio:
Dividend income....................................................................  $  29,781   $ 150,369   $
145,170
Less: Foreign withholding taxes....................................................     (1,457)     (7,437)
(17,770)
                                                                                     ---------   ---------
----------
 Net dividend income...............................................................     28,324     142,932
127,400
Interest income....................................................................      6,279      31,412
10,443
                                                                                     ---------   ---------
----------
Expenses...........................................................................    (57,270)   (185,918)
(190,586)
                                                                                     ---------   ---------
----------
 Net investment income (loss) allocated from the corresponding Deutsche Portfolio..    (22,667)    (11,574)
(52,743)
                                                                                     ---------   ---------
----------
Expenses:
Transfer Agent fees................................................................     53,362      72,499
52,000
Professional fees..................................................................     29,669      29,669
29,716
Registration fees..................................................................     27,448      41,037
30,592
Portfolio accounting fees..........................................................     20,400      22,800
20,400
Reports to Shareholders............................................................     12,947      27,203
11,132
Directors' fees and expenses.......................................................      5,293       5,293
5,293
Amortization of organization costs.................................................      2,518       2,518
2,518
Administration  fees...............................................................      1,305       5,807
7,197
Insurance expenses.................................................................        819
819          937
Distribution fees--Class B.........................................................      6,809      39,389
6,194
Distribution fees--Class C (b).....................................................         --
4,776           --
Service fees--Class A..............................................................      2,750       7,613
25,618
Service fees--Class B..............................................................      2,270      13,130
2,065
Service fees--Class C (b)..........................................................         --
1,592           --
Other expenses.....................................................................      4,925       4,922
4,923
                                                                                     ---------   ---------
----------
 Total expenses....................................................................    170,515     279,067
198,585
Less: Expense reimbursement of Fund and Portfolio allocated expenses...............   (188,771)   (277,601)
(205,297)
                                                                                     ---------   ---------
----------
 Net expenses (net reimbursement in excess of total Fund expenses).................    (18,256)      1,466
(6,712)
                                                                                     ---------   ---------
----------
   Net investment income (loss)....................................................     (4,411)    (13,040)
(46,031)
                                                                                     ---------   ---------
----------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and
Foreign Currency allocated from corresponding Deutsche Portfolio:
Net realized gain (loss) on:
 Investments.......................................................................     75,845    (540,681)
403,099
 Futures contracts.................................................................         --
(12,078)          --
 Foreign currency contracts and foreign currency transactions......................     (3,023)    (17,069)
(46,061)
Net change in unrealized appreciation/(depreciation) on:
 Investments.......................................................................    311,752     947,868
7,720,431
 Futures contracts.................................................................         --
(1,135)          --
 Foreign currency contracts and foreign currency translations......................        576        (341)
42,099
                                                                                     ---------   ---------
----------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts
and Foreign Currency allocated from corresponding Deutsche Portfolio...............    385,150     376,564
8,119,568
                                                                                     ---------   ---------
----------
Net Increase (Decrease) in Net Assets Resulting From Operations....................  $ 380,739   $ 363,524
$8,073,537
                                                                                     =========   =========
==========
(a)  Commencement of operations: 12/10/98
(b)    Inception date:                                                                      --
9/2/98           --

    The accompanying notes are an integral part of the financial statements.




                    Deutsche     Deutsche    Deutsche     Deutsche    Deutsche    Deutsche       Deutsche
    Deutsche        European      German     Japanese      Global     European    US Money   Institutional US
     Top 50          Mid-Cap      Equity      Equity        Bond        Bond       Market      Money Market
       US             Fund         Fund        Fund         Fund        Fund        Fund         Fund (a)
    --------        --------     --------    --------     --------    -------     --------   ------------------


  $   34,807     $   257,036  $   31,055  $     8,485  $       --  $       --  $       --         $       --
         --          (24,986)     (4,579)      (1,273)         --          --          --                 --
  ----------     -----------   ---------   ----------   ---------   ---------   ---------          ---------
      34,807         232,050      26,476        7,212          --          --          --                 --
      11,673           5,150       5,611        9,628      11,966      29,779     578,477            835,960
     (95,160)       (383,200)   (106,302)    (183,321)    (14,698)    (34,319)    (27,671)           (40,665)
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------
     (48,680)       (146,000)    (74,215)    (166,481)     (2,732)     (4,540)    550,806            795,295
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------

      54,987          77,047      69,942       51,487      50,699      61,005      31,000             18,489
      29,676          29,751      29,723       29,732      29,713      29,722      44,248             20,298
      37,246          42,051      36,715       28,374      25,655      35,971      30,573             24,887
      22,800          22,799      22,800       20,400      19,599      22,799      10,960              7,389
      12,947          29,528      25,953       11,608      11,252      29,580      27,934             12,974
       5,293           5,292       5,293        5,293       5,292       5,292       5,497              2,763
       2,518           2,519       2,519        2,519       2,518       2,519       1,258                911
       3,116          10,716       1,113        2,699         135         397       7,443              2,884
         819             966         966          975         946         966         515                199
      14,492          44,243       3,726        9,653         425         868          43                 --
         425           7,486         324           --          --          87          --                 --
       7,012          23,973       2,930        7,163         379       1,209      28,380                 --
       4,831          14,748       1,242        3,218         142         289          14                 --
         141           2,495         108           --          --          29          --                 --
       4,925           4,924       4,924        4,923       4,925       4,914       5,812              8,828
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------
     201,228          318,538     208,278      178,044     151,680     195,647     193,677             99,622
    (209,427)       (385,549)   (283,084)    (285,236)   (163,244)   (221,058)   (159,078)          (106,985)
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------
      (8,199)        (67,011)    (74,806)    (107,192)    (11,564)    (25,411)     34,599             (7,363)
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------
     (40,481)        (78,989)        591      (59,289)      8,832      20,871     516,207            802,658
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------



    (145,703)        (59,466)    (42,395)     468,229       1,672      12,044        (105)              (662)
          --              --      92,942           --      (1,209)         --          --                 --
          --         (56,681)      2,973      (25,818)       (643)     (2,083)         --                 --

   1,454,911       1,372,873     137,764    3,773,231     (13,281)    (88,383)         --                 --
         --               --       5,440           --        (241)         --          --                 --
         --            4,937       5,046       (2,078)       (204)     (1,659)         --                 --
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------

   1,309,208       1,261,663     201,770    4,213,564     (13,906)    (80,081)       (105)              (662)
  ----------      ----------   ---------   ----------   ---------   ---------   ---------          ---------
  $1,268,727      $1,182,674   $ 202,361   $4,154,275   $  (5,074)  $ (59,210)  $ 516,102          $ 801,996
  ==========      ==========   =========   ==========   =========   =========   =========          =========

     9/2/98           9/2/98      9/2/98           --          --      9/2/98          --                 --



                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.




                                                                   Deutsche Top 50 World               Deutsche
Top 50 Europe
                                                             ---------------------------------
----------------------------------
                                                                 For the        For the Period       For
the        For the Period
                                                                Year Ended        Ended (a)         Year
Ended        Ended (a)
                                                             August 31, 1999   August 31, 1998   August 31,
1999   August 31, 1998
                                                             ---------------   ---------------
---------------   ---------------
Increase (Decrease) in Net
 Assets:
Operations:
Net investment loss...........                                   $    (4,411)         $     (9)     $
(13,040)       $   (1,014)
Net realized gain (loss) on
 investments, futures
 contracts and foreign
 currency
transactions allocated from corresponding Deutsche
 Portfolio....................                                        72,822             8,390
(569,828)           15,157
Net change in unrealized
 appreciation/(depreciation)
 on investments, futures
contracts and foreign
 currency translations
 allocated from corresponding
Deutsche Portfolio............                                       312,328           (39,583)
946,392          (567,077)
                                                                 -----------          --------
------------        ----------
Net increase (decrease) in net assets resulting from
 operations...................                                       380,739           (31,202)
363,524          (552,934)
                                                                 -----------          --------
------------        ----------
Distributions to Shareholders:
Dividends from net investment
 income:
Class A.......................                                           (29)               --
--                --
Class B.......................                                            (5)               --
--                --
Class C.......................                                            --                --
--                --
Distributions from realized
 gains:
Class A.......................                                        (3,696)               --
--                --
Class B.......................                                        (2,250)               --
--                --
Class C.......................                                            --                --
--                --
                                                                 -----------          --------
------------        ----------
 Total distributions..........                                        (5,980)               --
--                --
                                                                 -----------          --------
------------        ----------
Capital Share Transactions:
Net proceeds from shares sold.                                     5,644,684           298,985
20,516,777         5,153,438
Net proceeds from dividends and distributions reinvested               5,761                --
--                --
Net cost of shares redeemed...                                    (1,388,830)           (8,458)
(14,050,235)         (283,077)
                                                                 -----------          --------
------------        ----------
Net increase in net assets resulting from capital share
 transactions.................                                     4,261,615           290,527
6,466,542         4,870,361
                                                                 -----------          --------
------------        ----------
 Total increase in net assets.                                     4,636,374           259,325
6,830,066         4,317,427
Net Assets:
Beginning of period...........                                       270,437            11,112
4,328,538            11,111
                                                                 -----------          --------
------------        ----------
End of period (b).............                                   $ 4,906,811          $270,437      $
11,158,604        $4,328,538
                                                                 ===========          ========
============        ==========
(a) Commencement of operations:
10/2/97                             10/2/97
(b) Includes undistributed
    (accumulated) net
    investment income (loss)
    of:........................                                  $    (2,101)         $   (212)     $
(13,228)       $   (2,530)
                                                                 -----------          --------
------------        ----------

    The accompanying notes are an integral part of the financial statements.



           Deutsche Top 50 Asia                       Deutsche Top 50 US                   Deutsche European
Mid-Cap Fund
 --------------------------------------      ------------------------------------
--------------------------------------
     For the            For the Period           For the          For the Period           For the           For
the Period
   Year Ended              Ended (a)           Year Ended            Ended (a)           Year Ended
Ended (a)
 August 31, 1999        August 31, 1998      August 31, 1999      August 31, 1998      August 31, 1999
August 31, 1998
 ---------------        ---------------      ---------------      ---------------      ----------------
---------------
$         (46,031)        $       (102)        $    (40,481)        $     (7,648)        $    (78,989)
$     (4,424)

          357,038              (18,360)            (145,703)             (27,910)
(116,147)             158,552


        7,762,530              (15,003)           1,454,911             (168,615)           1,377,810
(853,014)
-----------------         ------------         ------------         ------------         ------------
------------

        8,073,537              (33,465)           1,268,727             (204,173)           1,182,674
(698,886)
-----------------         ------------         ------------         ------------         ------------
------------


             (217)                  --                   --                   --
--                   --
             (102)                  --                   --                   --
--                   --
-----------------         ------------         ------------         ------------         ------------
------------

               --                   --                   --                   --
(51,423)                  --
               --                   --                   --                   --
(76,047)                  --
               --                   --                   --                   --
(9,584)                  --
-----------------         ------------         ------------         ------------         ------------
------------
             (319)                  --                   --                   --
(137,054)                  --
-----------------         ------------         ------------         ------------         ------------
------------

       21,563,670              204,104            6,730,640            2,997,963           23,243,388
7,812,630
              319                   --                   --                   --
122,669                   --
       (2,106,011)             (91,623)          (4,223,573)            (312,046)          (8,555,403)
(436,108)
-----------------         ------------         ------------         ------------         ------------
------------
       19,457,978              112,481            2,507,067            2,685,917           14,810,654
7,376,522
       27,531,196               79,016            3,775,794            2,481,744           15,856,274
6,677,636

           90,127               11,111            2,492,855               11,111
6,688,747               11,111
-----------------         ------------         ------------         ------------         ------------
------------
$      27,621,323         $     90,127         $  6,268,649         $  2,492,855         $ 22,545,021         $
6,688,747
-----------------         ------------         ------------         ------------         ------------
------------
                              10/14/97                                   10/2/97
10/17/97
$         (42,068)        $        757         $         --         $         --         $    (86,639)
$     (5,105)
-----------------         ------------         ------------         ------------         ------------
------------



                STATEMENTS OF CHANGES IN NET ASSETS (continued)

                              Deutsche Funds, Inc.




                                                                Deutsche German Equity Fund        Deutsche
Japanese Equity Fund
                                                             ---------------------------------
----------------------------------
                                                                 For the        For the Period       For
the        For the Period
                                                                Year Ended        Ended (a)         Year
Ended        Ended (a)
                                                             August 31, 1999   August 31, 1998   August 31,
1999   August 31, 1998
                                                             ---------------   ---------------
---------------   ---------------
Increase (Decrease) in Net
 Assets:
Operations:
Net investment income (loss).............................       $        591         $     676       $
(59,289)         $   (280)
Net realized gain (loss) on
 investments, futures
 contracts and foreign
 currency
transactions allocated from corresponding Deutsche
 Portfolio...............................................             53,520            10,544
442,411            (3,536)
Net change in unrealized
 appreciation/(depreciation)
 on investments, futures
contracts and foreign
 currency translations
 allocated from corresponding
Deutsche Portfolio.......................................            148,250          (112,044)
3,771,153            (7,849)
                                                                ------------         ---------
-----------          --------
Net increase (decrease) in net assets resulting from
 operations..............................................            202,361          (100,824)
4,154,275           (11,665)
                                                                ------------         ---------
-----------          --------
Distributions to Shareholders:
Dividends from net investment
 income:
Class A..................................................               (994)               --
--                --
Class B..................................................                 --                --
--                --
Class C..................................................                 --                --
--                --
Distributions from realized
 gains:
Class A..................................................             (9,095)               --
--                --
Class B..................................................             (3,764)               --
--                --
Class C..................................................               (407)               --
--                --
                                                                ------------         ---------
-----------          --------
 Total distributions.....................................            (14,260)               --
--                --
                                                                ------------         ---------
-----------          --------
Capital Share Transactions:
Net proceeds from shares sold............................         11,277,293           958,275
16,293,920           298,712
Net proceeds from dividends and distributions reinvested              13,149                --
--                --
Net cost of shares redeemed..............................        (10,068,715)         (128,512)
(5,130,586)           (1,214)
                                                                ------------         ---------
-----------          --------
Net increase in net assets resulting from capital share
 transactions............................................          1,221,727           829,763
11,163,334           297,498
                                                                ------------         ---------
-----------          --------
 Total increase in net assets............................          1,409,828           728,939
15,317,609           285,833
Net Assets:
Beginning of period......................................            740,050            11,111
296,944            11,111
                                                                ------------         ---------
-----------          --------
End of period (b)........................................       $  2,149,878         $ 740,050
$15,614,553          $296,944
                                                                ============         =========
===========          ========
(a) Commencement of operations:
10/17/97                            10/20/97
(b) Includes undistributed
    (accumulated) net
    investment income (loss)
    of:..................................................       $      2,651         $      40       $
(1,757)         $    (27)
                                                                ------------         ---------
-----------          --------
(c)  Represents Class Y information.

    The accompanying notes are an integral part of the financial statements.




Deutsche

Institutional

US Money
    Deutsche Global Bond Fund           Deutsche European Bond Fund        Deutsche US Money Market Fund
Market Fund
----------------------------------   ---------------------------------   ----------------------------------
---------------
    For the        For the Period        For the       For the Period        For the        For the Period    For
the Period
  Year Ended          Ended (a)        Year Ended         Ended (a)        Year Ended          Ended (a)
Ended (a)
August 31, 1999    August 31, 1998   August 31, 1999   August 31, 1998   August 31, 1999    August 31, 1998
August 31, 1999
---------------    ---------------   ---------------   ---------------   ---------------    ---------------
---------------

$      8,832      $      1,646      $     20,871      $        610      $    516,207        $     13,478
$    802,658

        (180)             (499)            9,961               636              (105)
--              (662)


     (13,726)              466           (90,042)            2,006                --
--                --
------------      ------------      ------------      ------------      ------------        ------------
------------
      (5,074)            1,613           (59,210)            3,252           516,102
13,478           801,996
------------      ------------      ------------      ------------      ------------        ------------
------------

      (6,982)           (1,204)          (18,918)             (203)         (515,990)            (13,478)
(802,658)(c)
      (2,396)               --            (3,559)             (400)             (217)
--                --
          --                --              (248)               --                --
--                --

        (293)               --            (1,162)               --                --
--                --
         (22)               --              (215)               --                --
--                --
------------      ------------      ------------      ------------      ------------        ------------
------------
      (9,693)           (1,204)          (24,102)             (603)         (516,207)            (13,478)
(802,658)
------------      ------------      ------------      ------------      ------------        ------------
------------

     462,112           172,958         2,499,353           108,802        63,902,385           2,773,253
50,529,534
       8,126             1,203            22,592               603           506,980
10,409           801,602
    (226,442)         (101,450)       (1,669,449)           (9,296)      (49,932,814)         (2,056,466)
(32,535,934)
------------      ------------      ------------      ------------      ------------        ------------
------------
     243,796            72,711           852,496           100,109        14,476,551             727,196
18,795,202
------------      ------------      ------------      ------------      ------------        ------------
------------
     229,029            73,120           769,184           102,758        14,476,446             727,196
18,794,540

      84,231            11,111           113,869            11,111           727,296
100             6,600
------------      ------------      ------------      ------------      ------------        ------------
------------
$    313,260      $     84,231      $    883,053      $    113,869      $ 15,203,742        $    727,296      $
18,801,140
============      ============      ============      ============      ============        ============
============
                      10/15/97                            10/17/97                               3/25/98
12/10/98
$       (750)     $        (36)     $     (2,687)     $        175      $        919        $         --
$         --
------------      ------------      ------------      ------------      ------------        ------------
------------




                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

Selected data for a Class A share of common stock outstanding throughout each period.

                                                               Deutsche Top 50 World                   Deutsche
Top 50 Europe
                                                      ----------------------------------------
---------------------------------
                                                       For the Year             For the Period     For the
Year     For the Period
                                                           Ended                  Ended (a)
Ended           Ended (a)
                                                      August 31, 1999          August 31, 1998   August 31,
1999   August 31, 1998
                                                      ---------------          ---------------
---------------   ---------------
Net asset value at beginning of period.......               $12.35            $   12.50
$13.03          $  12.50
                                                            ------            ---------
------          --------
Investment operations:
 Net investment income (loss)................                 0.01                 0.01
0.04              0.02
 Net realized and unrealized gain (loss) on
  investments,
 futures contracts and foreign currency
  allocated from
 corresponding Deutsche Portfolio............                 5.18                (0.16)
0.33              0.51
                                                            ------            ---------
------          --------
 Increase (decrease) from investment
  operations.................................                 5.19                (0.15)
0.37              0.53
                                                            ------            ---------
------          --------
Distributions to Shareholders:
 Dividends from net investment income........                (0.00)(d)               --
--                --
 Distributions from net realized gains.......                (0.19)                  --
--                --
                                                            ------            ---------
------          --------
 Total distributions.........................                (0.19)                  --
--                --
                                                            ------            ---------
------          --------
Net asset value at end of period.............               $17.35            $   12.35
$13.40          $  13.03
                                                            ======            =========
======          ========

Total Return (based on net asset value) (b)..                42.19%            (1.20)%*
2.84%           4.24%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)...........               $2,776            $     181
$3,796          $  1,208
 Ratios to average net assets:
 Expenses (c)................................                 1.60%             1.60%**
1.60%          1.60%**
 Net investment income (loss) (c)............                 0.13%             0.13%**
0.44%          0.50%**
 Portfolio turnover of corresponding
  Deutsche Portfolio.........................                   79%               125%*
61%             27%*
(a) Commencement of operations:                                               10/2/97
10/2/97

(b) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets                           10.56%            127.49%**
4.73%          16.53%**
    Net investment loss to average net assets                (8.83)%          (125.76)%**
(2.69)%        (14.43)%**

(d) Amount rounds to less than $0.01. * Not annualized
** Annualized

    The accompanying notes are an integral part of the financial statements.



      Deutsche Top 50 Asia                    Deutsche Top 50 US               Deutsche European Mid-Cap Fund
--------------------------------      ----------------------------------      ---------------------------------
  For the Year    For the Period        For the Year     For the Period         For the Year    For the Period
    Ended            Ended (a)             Ended            Ended (a)              Ended           Ended (a)
August 31, 1999  August 31, 1998      August 31, 1999    August 31, 1998      August 31, 1999   August 31, 1998
---------------  ---------------      ---------------    ---------------      ---------------   ---------------
$       8.18       $    12.50         $      12.62       $      12.50         $       14.22       $      12.50
------------       ----------         ------------       ------------         -------------       ------------
       (0.10)            0.01                (0.08)             (0.03)                (0.01)              0.01

       10.72            (4.33)                5.35               0.15                  1.26               1.71
------------       ----------         ------------       ------------         -------------       ------------
       10.62            (4.32)                5.27               0.12                  1.25               1.72
------------       ----------         ------------       ------------         -------------       ------------
       (0.01)              --                   --                 --                    --                 --

          --               --                   --                 --                 (0.19)                --
------------       ----------         ------------       ------------         -------------       ------------
       (0.01)              --                   --                 --                 (0.19)                --
------------       ----------         ------------       ------------         -------------       ------------
$      18.79       $     8.18         $      17.89       $      12.62         $       15.28       $      14.22
============       ==========         ============       ============         =============       ============

      130.00%          (34.56)%*             41.76%              0.96%*                8.86%             13.76%*

$     23,954          $    41            $   3,370          $   2,056            $   13,907          $   2,402


        1.60%            1.60%**              1.50%              1.50%**               1.60%              1.60%**

       (0.34)%           0.15%**             (0.52)%            (0.44)%**             (0.10)%             0.23%**

          51%              54%*                 58%                24%*                  89%                82%*

                      10/14/97                                  10/2/97                               10/17/97


        3.50%          247.05%**              5.71%             11.58%**               4.12%             18.86%**
       (2.24)%        (245.30)%**            (4.73)%           (10.52)%**             (2.62)%           (17.03)%**



                      FINANCIAL HIGHLIGHTS (continued) Deutsche Funds, Inc.

Selected data for a Class A share (d) of common stock outstanding throughout each period.


                                                        Deutsche German Equity Fund               Deutsche
Japanese Equity Fund
                                                    ----------------------------------------
------------------------------------
                                                       For the Year           For the Period      For the
Year      For the Period
                                                          Ended                 Ended (a)
Ended            Ended (a)
                                                     August 31, 1999         August 31, 1998    August 31,
1999    August 31, 1998
                                                    ----------------        ----------------  -----------------
----------------
Net asset value at beginning of period.......               $14.46               $   12.50         $
9.85          $    12.50
                                                            ------               ---------
---------          ----------
Investment operations:
 Net investment income (loss)................                 0.03                    0.02
0.00(e)            (0.07)
 Net realized and unrealized gain (loss) on
  investments,
 futures contracts and foreign currency
  allocated from
 corresponding Deutsche Portfolio............                 1.65                    1.94
10.27               (2.58)
                                                            ------               ---------
---------          ----------
 Increase (decrease) from investment
  operations.................................                 1.68                    1.96
10.27               (2.65)
                                                            ------               ---------
---------          ----------
Distributions to Shareholders:
 Dividends from net investment income........                (0.02)                     --
--                  --
 Distributions from net realized gains.......                (0.14)                     --
--                  --
                                                            ------               ---------
---------          ----------
 Total distributions.........................                (0.16)                     --
--                  --
                                                            ------               ---------
---------          ----------
Net asset value at end of period.............               $15.98               $   14.46         $
20.12          $     9.85
                                                            ======               =========
=========          ==========

Total Return (based on net asset value) (b)..                11.58%                15.68%*
104.26%          (21.20)%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)...........               $1,454               $     462         $
11,010          $       14
 Ratios to average net assets:
 Expenses (c)................................                 1.60%                1.60%**
1.60%            1.60%**
 Net investment income (loss) (c)............                 0.24%                0.75%**
(1.29)%          (1.00)%**
 Portfolio turnover of corresponding
  Deutsche Portfolio.........................                   77%                   93%*
133%               95%*

(a) Commencement of operations:
10/17/97                              10/20/97

(b) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets                           17.78%                73.61%**
5.88%           454.24%**
    Net investment income (loss) to average net assets      (15.94)%              (71.26)%**
(5.57)%         (453.64)%**

(d) Represents Class Y information for Deutsche Institutional US Money Market Fund.
(e) Amount rounds to less than $0.01. * Not annualized
**  Annualized

    The accompanying notes are an integral part of the financial statements.



Institutional

US Money
    Deutsche Global Bond Fund           Deutsche European Bond Fund        Deutsche US Money Market Fund
Market Fund
--------------------------------   ---------------------------------     ----------------------------------
----------------
 For the Year    For the Period     For the Year     For the Period       For the Year      For the Period
For the Period
     Ended          Ended (a)           Ended           Ended (a)             Ended            Ended
(a)            Ended (a)
August 31, 1999  August 31, 1998   August 31, 1999   August 31, 1998     August 31, 1999    August 31, 1998
August 31, 1999
---------------  ---------------   ---------------   ---------------     ---------------   ----------------
---------------
   $12.79            $12.50            $13.15            $12.50              $  1.00             $
1.00              $  1.00
   ------            ------            ------            ------              -------
-------              -------


     0.61              0.26              0.35              0.19                 0.05
0.02                 0.04

    (0.63)             0.22             (0.60)             0.58                    _
-                    -
   ------            ------            ------            ------              -------
-------              -------
    (0.02)             0.48             (0.25)             0.77                 0.05
0.02                 0.04
   ------            ------            ------            ------              -------
-------              -------

    (0.62)            (0.19)            (0.48)            (0.12)               (0.05)
(0.02)               (0.04)
    (0.03)                _             (0.03)                _                    _
-                    -
   ------            ------            ------            ------              -------
-------              -------
    (0.65)            (0.19)            (0.51)            (0.12)               (0.05)
(0.02)               (0.04)
   ------            ------            ------            ------              -------
-------              -------

   $12.12            $12.79            $12.39            $13.15              $  1.00             $
1.00              $  1.00
   ======            ======            ======            ======              =======
=======              =======

    (0.33)%            3.85%*           (2.13)%            6.17%*               4.67%
2.46%*               3.55%*


   $  178            $   84            $  737            $   28              $15,083             $
727              $18,801


     1.30%             1.30%**           1.30%             1.30%**              0.55%
0.55%**              0.20%**

     4.46%             3.62%**           3.58%             2.67%**              4.55%
5.04%**              4.82%**

       31%               43%*              53%              177%*                  _
-                    -

                    10/15/97                             10/17/97
3/25/98           12/10/98

    81.86%           243.87%**          38.14%           454.22%**              1.95%
43.80%**              0.84%**
   (76.10)%         (238.95)%**        (33.26)%         (450.25)%**             3.15%
(38.21)%**             4.18%**




                        FINANCIAL HIGHLIGHTS (continued)

                              Deutsche Funds, Inc.


Selected data for a Class B share of common stock outstanding throughout each period.


                                                            Deutsche Top 50 World                      Deutsche
Top 50 Europe
                                                       ---------------------------------------
-------------------------------
                                                       For the Year             For the Period     For the
Year     For the Period
                                                           Ended                  Ended (a)
Ended           Ended (a)
                                                      August 31, 1999          August 31, 1998   August 31,
1999   August 31, 1998
                                                      ---------------          ---------------
---------------   ---------------
Net asset value at beginning of period......              $ 11.08                 $    12.50          $
11.65        $    12.50
                                                          -------                 ----------
--------        ----------
Investment operations:
 Net investment loss........................                (0.02)                     (0.01)
(0.04)            (0.01)
 Net realized and unrealized gain (loss) on
  investments,
 futures contracts and foreign currency
  allocated from
 corresponding Deutsche Portfolio...........                 4.56                      (1.41)
0.28             (0.84)
                                                          -------                 ----------
--------        ----------
 Increase (decrease) from investment
  operations................................                 4.54                      (1.42)
0.24             (0.85)
                                                          -------                 ----------
--------        ----------
Distributions to Shareholders:
 Dividends from net investment income.......                (0.00)(d)                     --
--                --
 Distributions from net realized gains......                (0.19)                        --
--                --
                                                          -------                 ----------
--------        ----------
 Total distributions........................                (0.19)                        --
--                --
                                                          -------                 ----------
--------        ----------
Net asset value at end of period............              $ 15.43                 $    11.08          $
11.89        $    11.65
                                                          =======                 ==========
========        ==========

Total Return (based on net asset value) (b).                41.14%                 (11.36)%*
2.06%         (6.80)%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)..........              $ 2,131                 $       90          $
6,395        $    3,120
 Ratios to average net assets:
 Expenses (c)...............................                 2.35%                   2.35%**
2.35%          2.35%**
 Net investment loss (c)....................               (0.64)%                 (0.84)%**
(0.46)%        (0.46)%**
 Portfolio turnover of corresponding
  Deutsche Portfolio........................                   79%                   125%*
61%            27%*
 (a) Commencement of operations:
5/4/98                             3/30/98

(b) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets                          12.29%                128.24%**
5.39%         17.28%**
    Net investment loss to average net assets              (10.58)%              (126.73)%**
(3.50)%       (15.39)%**

(d) Amount rounds to less than $0.01. * Not annualized
**  Annualized

    The accompanying notes are an integral part of the financial statements

    Deutsche Top 50 Asia               Deutsche Top 50 US          Deutsche European Mid-Cap Fund     Deutsche
German Equity Fund
-------------------------------  -------------------------------- --------------------------------
-------------------------------
 For the Year   For the Period    For the Year    For the Period   For the Year    For the Period    For the
Year   For the Period
     Ended         Ended (a)          Ended          Ended (a)         Ended          Ended (a)
Ended         Ended (a)
August 31, 1999 August 31, 1998  August 31, 1999  August 31, 1998 August 31, 1999  August 31, 1998  August 31,
1999 August 31, 1998
--------------- ---------------  ---------------  --------------- ---------------  ---------------
--------------- ---------------
      $ 9.28         $ 12.50        $  10.96           $ 12.50           $ 12.55        $ 12.50          $
12.63      $ 12.50
      ------         -------        --------           -------           -------        -------
-------      -------




       (0.12)          (0.02)          (0.12)            (0.06)            (0.11)         (0.02)
(0.04)       (0.01)



       12.06           (3.20)           4.60             (1.48)             1.12           0.07
1.43         0.14
      ------         -------        --------           -------           -------        -------
-------      -------
       11.94           (3.22)           4.48             (1.54)             1.01           0.05
1.39         0.13
      ------         -------        --------           -------           -------        -------
-------      -------




       (0.01)             --              --                --                --             --
--           --

          --              --              --                --             (0.19)            --
(0.14)          --
      ------         -------        --------           -------           -------        -------
-------      -------
       (0.01)             --              --                --             (0.19)            --
(0.14)          --
      ------         -------        --------           -------           -------        -------
-------      -------
      $21.21         $  9.28        $  15.44           $ 10.96           $ 13.37        $ 12.55          $
13.88      $ 12.63
      ======         =======        ========           =======           =======        =======
=======      =======




      128.65%         (25.76)%*        40.88%           (12.32)%*           8.12%          0.40%*
10.99%       1.04%*



     $ 3,667          $   50         $ 2,764            $  436          $  6,940      $   4,287          $
648      $  278



        2.35%           2.35%**         2.25%             2.25%**           2.35%          2.35%**
2.35%       2.35%**

       (1.32)%         (0.51)%**       (1.30)%           (1.35)%**         (1.06)%        (0.70)%**
(0.43)%     (0.19)%**

          51%             54%*            58%               24%*              89%            82%*
77%         93%*


                      5/5/98                           3/18/98
3/30/98                      3/16/98


        3.75%         247.80%**         6.83%            12.33%**           4.37%         19.61%**
19.66%      74.36%**
       (2.72)%       (245.96)%**       (5.88)%          (11.43)%**         (3.08)%       (17.96)%**
(17.74)%    (72.20)%**





                      FINANCIAL HIGHLIGHTS (continued) Deutsche Funds, Inc.

Selected data for a Class B share of common stock outstanding throughout each period.


Deutsche
                                                                                                          Global
Bond
                                                                 Deutsche Japanese Equity Fund               Fund
                                                             ------------------------------------
--------------
                                                               For the Year        For the Period        For the
Period
                                                                 Ended                Ended (a)            Ended
(a)
                                                             August 31, 1999       August 31, 1998      August
31, 1999
                                                             ---------------       ---------------
---------------
Net asset value at beginning of period....................        $ 12.11             $ 12.50                $
12.50
                                                                  -------             -------
-------
Investment operations:
 Net investment income (loss).............................          (0.12)              (0.01)
0.53
 Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from
  corresponding Deutsche Portfolio........................          12.59               (0.38)
(1.46)
                                                                  -------             -------
-------
 Increase (decrease) from investment operations...........          12.47               (0.39)
(0.93)
                                                                  -------             -------
-------
Distributions to Shareholders:
 Dividends from net investment income.....................             --                  --
(0.56)
 Distributions from net realized gains....................             --                  --
(0.03)
                                                                  -------             -------
-------
 Total distributions......................................             --                  --
(0.59)
                                                                  -------             -------
-------
Net asset value at end of period..........................        $ 24.58             $ 12.11                $
10.98
                                                                  =======             =======
=======

Total Return (based on net asset value) (b)...............         102.97%              (3.12)%*
(7.66)%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)........................        $ 4,604             $   283                 $
135
Ratios to average net assets:
 Expenses (c).............................................           2.35%               2.35%**
2.05%**
 Net investment income (loss) (c).........................          (1.74)%             (1.25)%**
3.65%**
 Portfolio turnover of corresponding Deutsche Portfolio...            133%                  95%*
31%*

(a) Commencement of operations:                                                        8/10/98
10/9/98

(b) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets                                  14.99%              454.99%**
74.69%**
    Net investment income (loss) to average net assets             (14.38)%           (453.89)%**
(68.99)%**
(d) Amount rounds to less than $0.01. * Not annualized
**  Annualized

    The accompanying notes are an integral part of the financial statements.

                                        Deutsche US
                                        Money Market
    Deutsche European Bond Fund             Fund
-----------------------------------  -----------------
  For the Year      For the Period     For the Period
      Ended           Ended (a)          Ended (a)
 August 31, 1999   August 31, 1998    August 31, 1999
----------------   ---------------    ---------------
     $12.82               $  12.50          $   1.00
     ------               --------          --------

     0.36                     0.08              0.00(d)


     (0.70)                   0.35                --
     ------               --------          --------
     (0.34)                   0.43              0.00
     ------               --------          --------

     (0.39)                  (0.11)             0.00(d)
     (0.03)                     --                --
     ------               --------          --------
     (0.42)                  (0.11)             0.00
     ------               --------          --------
     $12.06               $  12.82          $   1.00
     ======               ========          ========

     (2.88)%                  3.44%*            0.42%*

     $ 143                $     85          $    121

      2.05%                   2.05%**           1.30%**
      2.82%                   2.38%**           3.83%**
        53%                    177%*              --

                           6/25/98           7/20/99


     34.83%                 454.97%**           2.18%**
    (29.96)%               (450.54)%**          2.95%**



                       FINANCIAL HIGHLIGHTS  (continued)

                              Deutsche Funds, Inc.

          For the period September 2, 1998 (a) through August 31, 1999


  Selected data for a Class C share of common stock outstanding throughout the period.

                                                                                                    Deutsche
Deutsche   Deutsche
                                                                              Deutsche   Deutsche   European
German    European
                                                                               Top 50     Top 50     Mid-Cap
Equity      Bond
                                                                               Europe       US        Fund
Fund       Fund
                                                                              --------   --------   --------
-------    -------
Net asset value at beginning of period......................................   $ 12.50    $ 12.50    $ 12.50    $
12.50    $ 12.50
                                                                               -------    -------    -------
-------    -------
Investment operations:
 Net investment income (loss)...............................................     (0.03)     (0.09)     (0.06)
(0.03)      0.57
 Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from
 corresponding Deutsche Portfolio...........................................      0.48       4.42
1.32       1.46      (0.92)
                                                                               -------    -------    -------
-------    -------
 Increase (decrease) from investment operations.............................      0.45       4.33
1.26       1.43      (0.35)
                                                                               -------    -------    -------
-------    -------
Distributions to Shareholders:
 Dividends from net investment income.......................................        --         --
--         --      (0.36)
 Distributions from net realized gains......................................        --         --      (0.19)
(0.14)     (0.03)
                                                                               -------    -------    -------
-------    -------
 Total distributions........................................................        --         --      (0.19)
(0.14)     (0.39)
                                                                               -------    -------    -------
-------    -------
Net asset value at end of period............................................   $ 12.95    $ 16.83    $ 13.57    $
13.79    $ 11.76
                                                                               =======    =======    =======
=======    =======

Total Return (based on net asset value) (b)*................................      3.60%     34.64%     10.15%
11.43%    (3.00)%
Ratios and Supplemental Data:
 Net assets, end of period (000's)..........................................   $   967    $   136    $ 1,698
$    48    $     3
 Ratios to average net assets:
 Expenses (c)**.............................................................      2.35%      2.25%
2.35%      2.35%      2.05%
 Net investment income (loss) (c)**.........................................    (0.31)%    (1.31)%    (0.73)%
(0.21)%      2.63%
 Portfolio turnover of corresponding Deutsche Portfolio*....................        61%        58%
89%        77%        53%

(a)  Commencement of operations
(b) Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
(c) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets**                                              5.97%      7.15%      4.89%
19.60%     44.99%
    Net investment loss to average net assets**                                  (3.93)%    (6.21)%    (3.27)%
(17.46)%   (40.31)%
 *  Not annualized
**  Annualized

    The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.
                                August 31, 1999

Note 1 -- Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of eleven separate investment series (each a "Fund" and collectively, the "Funds"): Deutsche Top 50 World ("Top 50 World"), Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche Top 50 Asia ("Top 50 Asia"), Deutsche Top 50 US ("Top 50 US"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund"), and Deutsche Japanese Equity Fund ("Japanese Equity Fund") (collectively, the "Equity Funds"); Deutsche Global Bond Fund ("Global Bond Fund") and Deutsche European Bond Fund ("European Bond Fund") (collectively, the "Bond Funds"); and Deutsche US Money Market Fund (the "Money Market Fund") and Deutsche Institutional US Money Market Fund (the "Institutional Money Market Fund") (collectively, the "Money Market Funds").

Each of the Funds seeks to achieve its respective investment objective by investing substantially all of its assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust"), a New York business trust, registered under the 1940 Act, having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of the corresponding Portfolios, including their portfolios of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolios of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company ("Federated") serves as Administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood"), an affiliate of Federated, serves as distributor to the Funds (the "Distributor").

Top 50 World, Top 50 Asia, the Japanese Equity Fund, the Global Bond Fund and the Money Market Fund offer two classes of shares to investors, Class A and Class B. Top 50 Europe, Top 50 US, the European Mid-Cap Fund, the German Equity Fund, and the European Bond Fund offer three classes of shares to investors, Class A, Class B and Class C Shares. All three Classes of shares are subject to a Service Plan, and Class B Shares and Class C Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. The Funds, with the exception of the Institutional Money Market Fund, commenced operations during October 1997. The Institutional Money Market Fund offers one class of shares to investors, Class Y, and commenced operations on December 10, 1998.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of a Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of August 31, 1999 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolio Trust's Notes to Financial Statements which are included elsewhere in this report.

Fund                               Percentage                 Portfolio
-------------------------------    -----------  --------------------------------------
Top 50 World                             21.0%  Top 50 World Portfolio (US Dollar)
Top 50 Europe                            34.2%  Top 50 Europe Portfolio (US Dollar)
Top 50 Asia                              39.3%  Top 50 Asia Portfolio (US Dollar)
Top 50 US                                25.9%  Top 50 US Portfolio (US Dollar)
European Mid-Cap Fund                    78.1%  Provesta Portfolio (US Dollar)
German Equity Fund                       30.7%  Investa Portfolio (US Dollar)
Japanese Equity Fund                     74.5%  Japanese Equity Portfolio (US Dollar)
Global Bond Fund                          5.4%  Global Bond Portfolio (US Dollar)
European Bond Fund                       11.6%  European Bond Portfolio (US Dollar)
Money Market Fund                         7.1%  US Money Market Portfolio (US Dollar)
Institutional Money Market Fund           8.7%  US Money Market Portfolio (US Dollar)

At August 31, 1999, the remaining interest in each of the respective portfolios of the Portfolio Trust was held by similar Funds of DB Funds Ltd., an offshore company and an affiliate of the Company.

Investment Income, Expenses and Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, including accretion of discount and amortization of premium, expenses and realized and unrealized gains and losses recorded by the Portfolios on a daily basis based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized and unrealized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their relative net asset value.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no provision for U.S. federal income and excise tax is required.

At August 31, 1999, Top 50 Europe had a capital loss carryforward of $85,655, which will expire in 2007 if not utilized. Top 50 US had a capital loss carryforward of $72,786, of which $193 will expire in 2006 and $72,593 will expire in 2007 if not utilized. To the extent that these loss carryforwards are used to offset future capital gains, such capital gains so offset will not be distributed to shareholders.

Realized capital losses incurred after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and elected to defer their realized capital losses incurred after October 31, 1998:

                                 Realized                                                 Realized
                                 Foreign                                                  Foreign
                                 Currency    Realized                                     Currency    Realized
Fund                               Loss    Capital Loss  Fund                               Loss    Capital Loss
------------------------------   --------  ------------  -------------------------------  --------  -------------
Top 50 World                      $ 2,956      $     --  Global Bond Fund                   $  366        $1,011
Top 50 Europe                      10,823       302,225  European Bond Fund                  2,761            --
Top 50 US                              --       107,273  Money Market Fund                      --           105
European Mid-Cap Fund              50,188        79,560  Institutional Money Market Fund        --           662

Distributions to Shareholders

Dividends from net investment income of the Equity Funds are declared and paid at least annually and, in the case of the Bond Funds, monthly. All of the Money Market Funds' net income and short-term capital gains and losses, if any, are declared as dividends daily and paid monthly. Capital gains of each Equity and Bond Fund, if any, are distributed at least annually. However, to the extent that the net realized gains of a Fund can be reduced by any capital loss carryforwards of that Fund, such gains will not be distributed. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividends and distributions to shareholders on ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital. As of August 31, 1999, the following Funds reclassified permanent book and tax differences to increase (decrease) the following accounts:

                                Undistributed       Undistributed Net Realized
                               Net Investment          Gains on Investments
Fund                               Income       and Foreign Currency Transactions   Paid-in Capital
-----------------------------  --------------   ---------------------------------   ---------------
Top 50 World                          $ 2,556                            $(30,886)        $  28,330
Top 50 Europe                           2,342                             133,682          (136,024)
Top 50 Asia                             3,525                              66,300           (69,825)
Top 50 US                              40,481                             (17,655)          (22,826)
European Mid-Cap Fund                  (2,545)                             36,766           (34,221)
German Equity Fund                      3,014                              12,353           (15,367)
Japanese Equity Fund                   57,559                             (90,552)           32,993
Global Bond Fund                         (168)                               (243)              411
European Bond Fund                     (1,008)                             (8,640)            9,648
Money Market Fund                         919                                  --              (919)

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and are being reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated as administrator. Under the Administration Agreement, Federated will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each of the Funds up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. Federated, in its capacity as operations agent for the Portfolio Trust and Administrator of the Funds, receives a minimum aggregate fee from each Fund, its corresponding Portfolio and any other funds investing in the Portfolio Trust, taken together, of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans, Class B Shares and Class C Shares of the Funds are subject to the Distribution Plan and Class A Shares, Class B Shares and Class C Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares and Class C Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares, respectively, to finance any activity that is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund. Under the Service Plan, each Fund will pay to DFM, for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Funds. Investors Bank & Trust Company (Boston) acts as the sub-administrator for each Fund and as the custodian of each Fund's assets.

Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary, to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60%, 2.35%, and 2.35% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of all the Equity Funds except Top 50 US, at not more than 1.30%, 2.05% and 2.05% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the Bond Funds, at not more than 0.55% and 1.30% of the average daily net assets of Class A Shares and Class B Shares of the Money Market Fund, and at not more than 0.20% of the average daily net assets of the Institutional Money Market Fund, respectively. The total operating expenses of Top 50 US will not exceed 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. As approved by the Board of Directors on October 14, 1999, DFM has agreed to contractually reimburse the Funds through at least August 31, 2000 to the extent necessary, to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio) at the aforementioned rates.

For the year ended August 31, 1999, DFM voluntarily reimbursed the following expenses pursuant to this undertaking:

                         Portfolio    Fund     Total                                     Portfolio   Fund
Total
                         ---------  --------  --------                                   --------- --------
--------
Top 50 World               $18,256  $170,515  $188,771  Japanese Equity Fund             $107,192  $178,044
$285,236
Top 50 Europe                   --   277,601   277,601  Global Bond Fund                   11,564   151,680
163,244
Top 50 Asia                  6,712   198,585   205,297  European Bond Fund                 25,411   195,647
221,058
Top 50 US                    8,199   201,228   209,427  Money Market Fund                      --   159,078
159,078
European Mid-Cap Fund       67,011   318,538   385,549  Institutional Money Market Fund     7,363    99,622
106,985
German Equity Fund          74,806   208,278   283,084

Certain directors and officers of the Funds are affiliated with Deutsche Bank AG. These persons are not paid by the Funds for serving in these capacities.

Note 4 -- Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.



Note 5 -- Capital Share Transactions
Transactions in capital stock were as follows for the following periods and classes of each Fund:

                                                 Deutsche Top 50 World                                 Deutsche
Top 50 Europe
                                    ---------------------------------------------
-----------------------------------------------
                                           Year Ended           Period Ended (a)           Year Ended
Period Ended (a)
                                         August 31, 1999         August 31, 1998         August 31, 1999
August 31, 1998
                                    ----------------------     ------------------   ----------------------
--------------------
Capital Shares -- Class A:            Shares       Amount       Shares    Amount      Shares       Amount
Shares     Amount
                                      ------       ------       ------    ------      ------       ------
------     -------
Shares sold.......................    225,999    $ 3,695,241    14,360   $197,213   1,093,777   $ 14,427,570
102,366   $1,500,448
Reinvestment of dividends and
 distributions....................        224          3,508        --         --          --
--        --           --
Shares redeemed...................    (80,839)    (1,325,130)     (607)    (8,458)   (903,100)   (12,054,080)
(10,550)    (148,736)
                                      -------    -----------    ------   --------   ---------   ------------
-------   ----------
Net increase......................    145,384    $ 2,373,619    13,753   $188,755     190,677   $  2,373,490
91,816   $1,351,712
                                      -------    -----------    ------   --------   ---------   ------------
-------   ----------
(a) Commencement of operations:
10/2/97                                        10/2/97
Capital Shares -- Class B:
Shares sold.......................    134,071    $ 1,949,443     8,089   $101,772     379,025   $  4,442,161
278,086   $3,652,990
Reinvestment of dividends and
 distributions....................        161          2,253        --         --          --
--        --           --
Shares redeemed...................     (4,175)       (63,700)       --         --    (109,012)    (1,292,761)
(10,241)    (134,341)
                                      -------    -----------    ------   --------   ---------   ------------
-------   ----------
Net increase......................    130,057    $ 1,887,996     8,089   $101,772     270,013   $  3,149,400
267,845   $3,518,649
                                      =======    ===========    ======   ========   =========   ============
=======   ==========
(a) Inception date:
5/4/98                                         3/30/98

                                                                                          Period Ended (a)
                                                                                          August 31, 1999
                                                                                       ---------------------
Capital Shares -- Class C:                                                             Shares        Amount
                                                                                       ------        -------
Shares sold.......................                                                    128,947   $
1,647,046        --   $       --
Shares redeemed...................                                                    (54,282)
(703,394)       --           --
                                                                                      -------    -----------
----   ----------
Net increase......................                                                     74,665   $
943,652        --   $       --
                                                                                      =======   ============
====   ==========
(a) Inception date:                                                                          9/2/98

                                                 Deutsche Top 50 Asia                             Deutsche Top 50
US
                                     -------------------------------------------
---------------------------------------------
                                           Year Ended           Period Ended (a)           Year Ended
Period Ended (a)
                                        August 31, 1999         August 31, 1998         August 31, 1999
August 31, 1998
                                     --------------------      -----------------     --------------------
------------------
Capital Shares -- Class A:           Shares        Amount      Shares     Amount     Shares        Amount
Shares      Amount
                                     ------        ------      ------     ------     ------        ------
------     -------
Shares sold.......................  1,376,077    $18,173,485     4,424   $ 43,445     245,592   $  4,215,805
177,430   $2,396,342
Reinvestment of dividends and
 distributions....................         19            216        --         --          --
--        --           --
Shares redeemed...................   (106,497)    (1,681,431)     (353)    (3,711)   (220,175)    (3,728,094)
(15,377)    (218,521)
                                    ---------    -----------    ------   --------   ---------   ------------
-------   ----------
Net increase......................  1,269,599    $16,492,270     4,071   $ 39,734      25,417   $    487,711
162,053   $2,177,821
                                    =========    ===========    ======   ========   =========   ============
=======   ==========
(a) Commencement of operations:
10/14/97                                         10/2/97
Capital Shares -- Class B:
Shares sold.......................    191,167    $ 3,390,185    14,351   $160,659     157,403   $  2,177,200
47,729   $  601,621
Reinvestment of dividends and
 distributions....................          8            103        --         --          --
--        --           --
Shares redeemed...................    (23,633)      (424,580)   (9,014)   (87,912)    (18,199)      (288,524)
(7,912)     (93,525)
                                    ---------    -----------    ------   --------   ---------   ------------
-------   ----------
Net increase......................    167,542    $ 2,965,708     5,337   $ 72,747     139,204   $  1,888,676
39,817   $  508,096
                                    =========    ===========    ======   ========   =========   ============
=======   ==========
(a) Inception date:
5/5/98                                         3/18/98

                                                                                          Period Ended (a)
                                                                                          August 31, 1999
                                                                                       ---------------------
Capital Shares -- Class C:
Shares sold.......................                                                     19,925   $
337,635        --   $       --
Reinvestment of dividends and
 distributions....................                                                         --
--        --           --
Shares redeemed...................                                                    (11,875)
(206,955)       --           --
                                                                                      -------    -----------
----   ----------
Net increase......................                                                      8,050    $
130,680        --   $       --
                                                                                      =======    ===========
====   ==========
(a) Inception date:                                                                         9/2/98




                                       Deutsche European Mid-Cap Fund                       Deutsche German
Equity Fund
                                 ------------------------------------------
--------------------------------------------------
                                      Year Ended           Period Ended (a)           Year Ended
Period Ended (a)
                                   August 31, 1999          August 31, 1998         August 31, 1999
August 31, 1998
                                 -------------------      -----------------      -------------------
---------------------
Capital Shares -- Class A:       Shares       Amount      Shares     Amount      Shares       Amount
Shares         Amount
                                 ------       ------      ------     ------      ------      -------
------         ------
Shares sold..................  1,197,311   $17,754,423   185,654   $2,861,890    642,165   $ 9,941,423
39,304    $ 638,075
Reinvestment of dividends
 and distributions...........      3,201        46,741        --           --        590
9,508              --           --
Shares redeemed..............   (459,377)   (6,838,703)  (17,655)    (281,685)  (583,731)   (9,107,864)
(8,256)    (128,511)
                               ---------   -----------   -------   ----------   --------   -----------
------    ---------
Net increase.................    741,135   $10,962,461   167,999   $2,580,205     59,024   $   843,067
31,048    $ 509,564
                               =========   ===========   =======   ==========   ========   ===========
======    =========
(a) Commencement of
 operations:
10/17/97                                               10/17/97
Capital Shares -- Class B:
Shares sold..................    269,748   $ 3,415,267   353,382   $4,950,740     44,266   $   602,809
22,029    $ 320,200
Reinvestment of dividends
 and distributions...........      5,232        67,185        --           --        244
3,431              --           --
Shares redeemed..............    (97,624)   (1,239,901)  (11,806)    (154,723)   (19,855)
(271,459)             --           (1)
                               ---------   -----------   -------   ----------   --------   -----------
------    ---------
Net increase.................    177,356   $ 2,242,551   341,576   $4,796,017     24,655   $   334,781
22,029    $ 320,199
                               =========   ===========   =======   ==========   ========   ===========
======    =========
(a) Inception date:
3/30/98                                                3/16/98

                                  Period Ended (a)                                 Period Ended (a)
Capital Shares -- Class C:         August 31, 1999                                 August 31, 1999
                                 -------------------
-------------------
Shares sold..................    161,281   $ 2,073,698        --   $       --     55,341   $
733,061              --   $      --
Reinvestment of dividends
 and distributions...........        671         8,743        --           --         15
210              --          --
Shares redeemed..............    (36,880)     (476,799)       --           --    (51,891)
(689,392)             --          --
                               ---------   -----------   -------   ----------   --------   -----------
------    ---------
Net increase.................    125,072   $ 1,605,642        --   $       --      3,465   $
43,879              --   $      --
                               =========   ===========   =======   ==========   ========   ===========
======    =========
(a) Inception date:                    9/2/98                                         9/2/98

                                       Deutsche Japanese Equity Fund                         Deutsche Global Bond
Fund
                                 ------------------------------------------
--------------------------------------------------
                                      Year Ended           Period Ended (a)           Year Ended
Period Ended (a)
                                   August 31, 1999          August 31, 1998         August 31, 1999
August 31, 1998
                                 -------------------      -----------------      -------------------
---------------------
Capital Shares -- Class A:       Shares       Amount      Shares     Amount      Shares       Amount
Shares         Amount
                                 ------       ------      ------     ------      ------      -------
------         ------
Shares sold..................    775,493   $12,552,723       667   $    7,050     16,827   $   213,359
13,535     $ 172,958
Reinvestment of dividends
 and distributions...........         --            --        --           --        516
6,622             95         1,203
Shares redeemed..............   (229,605)   (4,506,823)     (105)      (1,079)    (9,242)     (116,606)
(7,932)     (101,450)
                               ---------   -----------   -------   ----------   --------   -----------
------    ---------
Net increase.................    545,888   $ 8,045,900       562   $    5,971      8,101   $   103,375
5,698     $  72,711
                               =========   ===========   =======   ==========   ========   ===========
======    =========
(a) Commencement of
 operations:
10/20/97                                              10/15/97

                                                                                   Period Ended (a)
Capital Shares -- Class B:                                                         August 31, 1999
                                                                                ----------------------
Shares sold..................    191,425   $ 3,741,197    23,343   $  291,662     22,085   $
248,753             --      $      --
Reinvestment of
dividends
 and distributions...........         --            --        --           --        133
1,504             --             --
Shares redeemed..............    (27,405)     (623,763)      (11)        (135)    (9,902)
(109,836)            --             --
                               ---------   -----------   -------   ----------   --------   -----------
------    ---------
Net increase.................    164,020   $ 3,117,434    23,332   $  291,527     12,316   $
140,421             --      $      --
                               =========   ===========   =======   ==========   ========   ===========
======    =========
(a) Inception date:                                           8/10/98                  10/9/98



Deutsche

Institutional

US Money
                                          Deutsche European Bond Fund             Deutsche US Money Market
Fund    Market Fund (c)
                                          ----------------------------
-----------------------------    ----------------
                                      Year Ended             Period Ended (a)     Year Ended     Period Ended
(a)  Period Ended (a)
                                    August 31, 1999          August 31, 1998    August 31, 1999  August 31,
1998   August 31, 1999
                                    ---------------          ---------------    ---------------
----------------  -----------------
Capital Shares -- Class A:      Shares          Amount       Shares   Amount      Shares (b)        Shares
(b)       Shares (b)
                                ------          ------       ------   ------      ----------
----------       -----------
Shares sold................        92,153       $1,243,683    1,985   $25,533        63,341,207
2,773,253        50,529,534
Reinvestment of dividends
 and distributions.........         1,423           18,865       16       202           506,899
10,409           801,602
Shares redeemed............       (36,279)        (483,139)    (729)   (9,296)      (49,492,101)
(2,056,466)      (32,535,934)
                                  -------       ----------    -----   -------       -----------
----------       -----------
Net increase...............        57,297       $  779,409    1,272   $16,439        14,356,005
727,196        18,795,202
                                  =======       ==========    =====   =======       ===========
==========       ===========
(a) Commencement of
 operations:...............                                      10/17/97
3/25/98          12/10/98

                                                                                 Period Ended (a)
Capital Shares -- Class B:                                                       August 31, 1999
                                                                                 ----------------
Shares sold................        29,479       $  364,450    6,631   $83,269           561,178
Reinvestment of dividends
 and distributions.........           270            3,493       32       401                81
Shares redeemed............       (24,561)        (301,464)      --        --          (440,713)
                                  -------       ----------    -----   -------       -----------
Net increase...............         5,188       $   66,479    6,663   $83,670           120,546
                                  =======       ==========    =====   =======       ===========
(a) Inception date:                                               6/25/98              7/20/99

                                          Period Ended (a)
Capital Shares -- Class C:                August 31, 1999
                                          ----------------
Shares sold................        72,906       $  891,220       --   $    --
Reinvestment of dividends
 and distributions.........            19              234       --        --
Shares redeemed............       (72,654)        (884,846)      --        --
                                  -------       ----------    -----   -------
Net increase...............           271       $    6,608       --   $    --
                                  =======       ==========    =====   =======
(a) Inception date:                       9/2/98
(b) At $1.00 per share
(c) Represents Class Y information.



Note 6 -- Off-Balance Sheet Risk and Concentration of Credit Risk See Notes to the Financial Statements of the Portfolios included elsewhere in this report for discussion of off-balance sheet risk and concentration of credit risk.

Note 7 -- Subsequent Event
At its meeting held on October 14, 1999, the Board of Directors of the Company adopted the following resolutions:

(a) Change the name of the Company to Flag Investors Funds, Inc., effective January 1, 2000. The Board of Directors also approved on this date, a plan to rename all of the issued and unissued shares of the Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund, Deutsche European Bond Fund, Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund, respectively, as shares of Flag Investors Top 50 World, Flag Investors Top 50 Europe, Flag Investors Top 50 Asia, Flag Investors Top 50 US, Flag Investors European Mid-Cap Fund, Flag Investors German Equity Fund, Flag Investors Japanese Equity Fund, Flag Investors Global Bond Fund, Flag Investors European Bond Fund, Flag Investors US Money Market Fund and Flag Investors Institutional US Money Market Fund.

(b) Approve a distribution agreement between ICC Distributor's Inc. ("ICC") and the Company, replacing Edgewood.

(c) Approve a plan of liquidation on approximately November 30, 1999 for the Deutsche German Equity Fund, the Deutsche Global Bond Fund and the Deutsche European Bond Fund, and their related investment portfolios, Investa Portfolio (US Dollar), Global Bond Portfolio (US Dollar), European Bond Portfolio (US Dollar), respectively.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Deutsche Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund, Deutsche European Bond Fund, Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund (each of the funds constituting a series of Deutsche Funds, Inc., hereafter referred to as the "Funds") at August 31, 1999 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 19, 1999


1999 FEDERAL TAX NOTICE (UNAUDITED)

For the year ended August 31, 1999, certain funds elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. Gross foreign source income and foreign taxes passed through with respect to this election are as follows:

                         Foreign Tax   Gross Foreign
Fund                     Pass Through  Source Income
-----------------------  ------------  -------------
Top 50 Asia                   $16,602       $145,170
European Mid-Cap Fund          24,986        257,036
German Equity Fund              4,579         30,940
Japanese Equity Fund            1,273          8,485


                            PORTFOLIO OF INVESTMENTS

                       Top 50 World Portfolio (US Dollar)
                                August 31, 1999

                                                                           Market
     Shares                           Description                          Value
-----------------  ---------------------------------------------------  -----------
Common Stocks -- 88.9%
France -- 7.4%
            4,200  AXA...............................................   $   522,417
            1,900  Elf-Aquitaine.....................................       333,031
              770  L'Oreal SA........................................       497,176
            3,000  Total SA - Series B...............................       386,459
                                                                        -----------
                                                                          1,739,083
                                                                        -----------
Germany -- 3.1%
            6,000  Daimler-Chrysler AG...............................       452,348
            2,400  Schering AG.......................................       266,594
                                                                        -----------
                                                                            718,942
                                                                        -----------
Hong Kong -- 1.8%
           33,600  HSBC Holdings Plc.................................       416,490
                                                                        -----------
Japan -- 7.0%
           22,000  Fujitsu Ltd.......................................       644,725
               41  Nippon Telegraph & Telephone Corp.................       460,401
            4,200  Sony Corp.........................................       543,717
                                                                        -----------
                                                                          1,648,843
                                                                        -----------
                   Netherlands -- 1.8%
            6,000  Unilever NV.......................................       417,186
                                                                        -----------
Singapore -- 1.0%
           24,000  Singapore Airlines Ltd............................       225,138
                                                                        -----------
Sweden -- 2.0%
           14,600  Telefonaktiebolaget LM Ericsson...................       471,082
                                                                        -----------
Switzerland -- 6.6%
              250  Nestle SA.........................................       492,976
              160  Novartis AG.......................................       230,034
               38  Roche Holding AG..................................       439,069
            1,400  UBS AG............................................       394,711
                                                                        -----------
                                                                          1,556,790
                                                                        -----------
United Kingdom -- 8.0%
           19,000  British Petroleum Co. Plc.........................       352,678
           18,000  Glaxo Wellcome Plc................................       473,259
           33,000  Shell Transport & Trading Co......................       263,050
           31,500  SmithKline Beecham Plc............................       410,305
           18,000  Vodafone Group Plc................................       362,755
                                                                        -----------
                                                                          1,862,047
                                                                        -----------
United States -- 50.2%
           14,000  Abbott Laboratories...............................       607,250
            5,200  America Online, Inc.*.............................       474,825
            2,900  American Express Co...............................       398,750
            5,400  Bristol-Myers Squibb Co...........................       380,025
            2,900  Chevron Corp......................................       267,525
            6,800  Cisco Systems, Inc.*..............................       461,125
            9,300  Citigroup, Inc....................................       413,269
            6,600  Coca-Cola Co. (The)...............................       394,763
            5,100  Colgate-Palmolive Co..............................       272,850
            7,000  EMC Corp.*........................................       420,000
           11,000  Enron Corp........................................       460,625
            9,800  Gillette Co.......................................       456,925
            7,500  Halliburton Co....................................       347,813
            3,300  International Business Machines Corp..............       411,056
            7,000  Lucent Technologies, Inc..........................       448,438
           11,000  McDonald's Corp...................................       455,125
            6,200  MCI Worldcom, Inc.*...............................       469,650
            9,200  Medtronic, Inc....................................       719,896
            7,200  Merck & Co., Inc..................................       483,750
            5,200  Merrill Lynch & Co., Inc..........................       388,050
            5,600  Microsoft Corp.*..................................       518,350
            2,900  Mobil Corp........................................       296,888
           13,400  Pfizer, Inc.......................................       505,850
           14,200  Philip Morris Co., Inc............................       531,613
            4,500  Procter & Gamble Co. (The)........................       446,625
            5,400  Schlumberger Ltd..................................       360,450
           13,100  Walt Disney Co. (The).............................       363,525
                                                                        -----------
                                                                         11,755,011
                                                                        -----------
                   Total Common Stocks (Cost -- $17,473,169).........    20,810,612
                                                                        -----------
Preferred Stock -- 2.3%
Germany -- 2.3%
            1,340  SAP AG............................................       537,664
                                                                        -----------
                   Total Preferred Stock (Cost -- $563,610)..........       537,664
                                                                        -----------
                   Total Investments -- 91.2% (Cost -- $18,036,779)..    21,348,276
                   Other Assets in excess of liabilities -- 8.8%.....     2,052,463
                                                                        -----------
                   Total Net Assets -- 100.0%........................   $23,400,739
                                                                        -----------

Notes to the Portfolio of Investments:
* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

                           PORTFOLIO OF INVESTMENTS

                      Top 50 Europe Portfolio (US Dollar)
                                August 31, 1999

                                                                     Market
     Shares                           Description                    Value
-----------------  ---------------------------------------------  -----------
Common Stocks -- 94.1%
Austria -- 2.6%
          15,800  Bank Austria AG...............................  $   838,332
                                                                  -----------
Denmark -- 0.6%
           1,870  Coloplast A/S - B.............................      187,234
                                                                  -----------
Finland -- 1.3%
           5,000  Nokia Oyj.....................................      417,081
                                                                  -----------
France -- 18.4%
          22,000  Alstom........................................      740,566
           5,250  AXA...........................................      653,021
           6,960  Banque Nationale de Paris.....................      532,072
           2,700  Cap Gemini SA.................................      463,276
           4,000  Elf-Aquitaine.................................      701,118
           2,350  Groupe Danone.................................      581,136
           5,500  Suez Lyonnaise des Eaux.......................      916,996
           5,230  Total Fina SA - B.............................      673,728
           9,600  Vivendi.......................................      740,988
                                                                  -----------
                                                                    6,002,901
                                                                  -----------
Germany -- 34.1%
           9,002  Altana AG.....................................      594,076
          12,582  BASF AG.......................................      569,941
          18,200  Buderus AG....................................      307,478
           5,300  Daimler-Chrysler AG...........................      399,574
           6,613  Deutsche Pfandbrief-und Hypothekenbank AG.....      540,458
           2,036  Duerr AG......................................       50,413
          12,372  Fresenius Medical Care AG.....................      900,082
          14,265  Gehe AG.......................................      685,340
          38,602  Hoechst AG....................................    1,630,394
          13,540  Mannesmann AG.................................    2,075,906
             559  Rhoen-Klinikum AG.............................       65,518
           2,274  SAP AG........................................      797,171
           7,067  Schering AG...................................      785,007
          11,208  SGL Carbon AG*................................      816,582
          13,962  Veba AG.......................................      888,971
                                                                  -----------
                                                                   11,106,911
                                                                  -----------
Italy -- 1.3%
         180,000  Istituto Nazionale delle Assicurazioni S.p.A..      436,762
                                                                  -----------
Netherlands -- 9.7%
           6,000  Aegon NV......................................      524,571
          41,420  Elsevier......................................      476,716
           7,000  Equant NV*....................................      619,021
           9,283  ING Groep NV..................................      508,720
          14,386  Koninklijke Ahold NV..........................      514,947
           7,300  Qiagen NV*....................................      301,771
           3,309  Unilever NV - CVA.............................      230,078
                                                                  -----------
                                                                    3,175,824
                                                                  -----------
Norway -- 0.9%
           8,400  Tomra Systems ASA.............................      295,122
                                                                  -----------
Spain --  3.1%
          62,900  Telefonica SA*................................    1,002,883
                                                                  -----------
Sweden -- 5.9%
          43,640  Securitas AB - B Shares.......................      624,639
          40,200  Telefonaktiebolaget LM Ericsson...............    1,297,089
                                                                  -----------
                                                                    1,921,728
                                                                  -----------
Switzerland -- 6.7%
          3,280   Credit Suisse Group...........................      618,664
            300   Novartis AG...................................      431,313
             48   Roche Holding AG..............................      554,613
          2,000   UBS AG........................................      563,873
                                                                  -----------
                                                                    2,168,463
                                                                  -----------
United Kingdom -- 9.5%
         30,000   Imperial Chemical Industries Plc..............      340,866
         27,000   Lloyds TSB Group Plc..........................      373,386
         98,900   Rentokil Initial Plc..........................      396,958
         27,600   Reuters Group Plc.............................      404,305
        150,400   Invensys Plc..................................      767,422
         40,000   Vodafone Group Plc............................      806,121
                                                                  -----------
                                                                    3,089,058
                                                                  -----------
                   Total Common Stocks (Cost -- $28,866,207)....   30,642,299
                                                                  -----------
Preferred Stocks -- 4.8%
Germany -- 4.8%
          4,125   Fresenius AG..................................      688,183
          1,196   Rhoen-Klinikum AG.............................      147,754
          1,786   SAP AG........................................      716,618
                                                                  -----------
                  Total Preferred Stocks (Cost $1,512,594)......    1,552,555
                                                                  -----------
Warrants -- 0.1%
France -- 0.1%
          3,120   Banque Nationale de Paris (Exp. Date: 7/15/02;
                  Strike Price EUR 100.00)*.....................       27,377
                                                                  -----------
                  Total Warrants (Cost -- $16,496)..............       27,377
                                                                  -----------
                  Total Investments -- 99.0% (Cost --
                  $30,395,297)..................................   32,222,231
                  Other assets in excess of liabilities -- 1.0%..     328,364
                                                                  -----------
                  Total Net Assets -- 100.0%..................... $32,550,595
                                                                  -----------

Notes to the Portfolio of Investments:
*Non-income producing security.
EUR -- European Monetary Unit (Euro)

   The accompanying notes are an integral part of the financial statements.

                           PORTFOLIO OF INVESTMENTS

                       Top 50 Asia Portfolio (US Dollar)
                                August 31, 1999

                                                                              Market
      Shares                             Description                           Value
-----------------   ------------------------------------------------------  -----------
Common Stocks -- 99.4%
Australia -- 2.6%
            30,000  AMP Ltd...............................................  $   298,709
            71,662  Australia & New Zealand Banking Group Ltd.............      465,817
            53,337  Broken Hill Proprietary Co. Ltd.......................      573,299
             8,171  National Australia Bank Ltd...........................      123,479
             2,560  National Income Securities............................      168,610
            30,000  Woodside Petroleum Ltd................................      209,646
                                                                            -----------
                                                                              1,839,560
                                                                            -----------
Hong Kong -- 13.2%
           700,000  Cathay Pacific Airways................................    1,189,970
           100,000  Cheung Kong Holdings Ltd..............................      869,296
           600,000  Cheung Kong Infrastructure Holdings...................    1,209,288
           800,000  China Telecom (Hong Kong) Limited*....................    2,488,120
           152,400  HSBC Holdings Plc.....................................    1,889,078
           186,000  Jardine Matheson Holdings Ltd.........................      889,080
            80,000  Sun Hung Kai Properties Ltd...........................      685,134
                                                                            -----------
                                                                              9,219,966
                                                                            -----------
India -- 2.9%
            40,000  Dr. Reddy's Laboratories Ltd. - GDR...................    1,080,000
            32,000  ITC Ltd. - GDR........................................      980,800
                                                                            -----------
                                                                              2,060,800
                                                                            -----------
Indonesia -- 0.1%
           108,000  PT Telekomunikasi.....................................       41,538
                                                                            -----------
Japan -- 28.3%
            50,000  Bridgestone Corp......................................    1,415,073
            10,000  Canon, Inc............................................      292,144
            85,000  Fujitsu Ltd...........................................    2,490,985
            40,000  Minebea Co., Ltd......................................      482,038
               210  Nippon Telegraph & Telephone Corp.....................    2,358,150
           155,000  Nomura Securities Co., Ltd............................    2,271,192
                55  NTT Mobile Communications Network, Inc................      913,863
                60  NTT Mobile Communications Network, Inc. - New*........      991,464
            60,000  Shiseido Co. Ltd......................................      838,088
            10,000  Softbank Corp.........................................    3,432,693
            22,000  Sony Corp.............................................    2,848,039
            16,000  Takeda Chemical Industries............................      803,396
            25,000  Toyota Motor Co.......................................      737,207
                                                                            -----------
                                                                             19,874,332
                                                                            -----------
Korea -- 19.0%
            45,000  Korea Electric Power Corp.............................    1,677,255
            38,408  LG Electronics........................................    1,626,768
            55,000  Pohang Iron & Steel Co., Ltd. - ADR...................    2,021,250
             9,000  Pohang Iron & Steel Co., Ltd..........................    1,204,574
            10,643  Samsung Display Devices Co............................      615,770
            32,455  Samsung Electronics...................................    6,158,340
                                                                            -----------
                                                                             13,303,957
                                                                            -----------
Malaysia -- 1.7%
           149,000  Malaysian Oxygen Bhd..................................      311,724
           620,000  Nylex (Malaysia) Bhd..................................      419,316
           188,200  O.Y.L. Industries Bhd.................................      453,166
                                                                            -----------
                                                                              1,184,206
                                                                            -----------
Philippines -- 2.1%
         2,128,000  Ayala Corp............................................      576,585
           158,000  Benpres Holdings Corp. - GDR*.........................      632,000
           176,000  San Miguel Corp. - Class B............................      286,125
                                                                            -----------
                                                                              1,494,710
                                                                            -----------
Singapore -- 13.9%
           180,000  City Developments.....................................    1,090,067
           282,600  DBS Bank Ltd..........................................    3,238,247
           800,000  DBS Land Ltd..........................................    1,823,903
           370,000  GP Batteries International Ltd........................      643,650
           425,000  Overseas Union Bank Ltd. - Foreign Shares.............    2,220,507
            80,000  Singapore Airlines Ltd................................      750,460
                                                                            -----------
                                                                              9,766,834
                                                                            -----------
Taiwan -- 14.5%
            46,000  Acer, Inc. - GDR*.....................................      489,900
            48,000  Advanced Semiconducter Engineering Inc. - GDR*........      867,600
           240,186  Asustek Computer, Inc. - GDR - Reg. S.................    3,482,697
               109  Asustek Computer, Inc. - GDR..........................        1,581
           183,270  Taiwan Semiconductor Manufacturing Co. Ltd. - ADR*....    5,303,376
             3,600  Uni-President Enterprises Co. - GDR - 144A............       25,099
                                                                            -----------
                                                                             10,170,253
                                                                            -----------
United Kingdom -- 1.1%
            51,059  Standard Chartered Plc................................      749,180
                                                                            -----------
                    Total Common Stocks (Cost -- $44,523,905).............   69,705,336
                                                                            -----------
Convertible Preferred Stock -- 0.2%
Australia -- 0.2%
             5,000  National Australia Bank Ltd., 7.875%..................      140,938
                                                                            -----------
                    Total Convertible Preferred Stock (Cost -- $138,425)..      140,938
                                                                            -----------
Rights -- 0.0%
Taiwan -- 0.0%
                12  Asustek Computer Inc.*................................  $        93
                                                                            -----------
                    Total Rights (Cost -- $0).............................           93
                                                                            -----------
                    Total Investments -- 99.6% (Cost -- $44,662,330)......   69,846,367
                    Other assets in excess of liabilities -- 0.4%.........      285,656
                                                                            -----------
                    Total Net Assets -- 100.0%............................  $70,132,023
                                                                            ===========

Notes to the Portfolio of Investments: ADR -- American Depository Receipt GDR -- Global Depository Receipt * Non-income producing security.
144A -- Securities restricted from resale to Qualified Institutional Buyers.


   The accompanying notes are an integral part of the financial statements.


                           PORTFOLIO OF INVESTMENTS
                        Top 50 US Portfolio (US Dollar)
                                August 31, 1999

                                                            Market
    Shares                     Description                  Value
---------------  ---------------------------------------  ----------
Common Stocks -- 99.3%
Aerospace & Defense -- 1.1%
          4,100  United Technologies Corp...............  $  271,113
                                                          ----------
Banking -- 5.2%
          3,600  American Express Co....................     495,000
         11,400  Bank of New York Co., Inc. (The).......     407,550
          9,710  Household International, Inc...........     366,553
                                                          ----------
                                                           1,269,103
                                                          ----------
Beverages, Food & Tobacco -- 1.7%
          2,780  Coca-Cola (The) Co.....................     166,279
          6,830  Philip Morris Co., Inc.................     255,698
                                                          ----------
                                                             421,977
                                                          ----------
Building Materials -- 5.2%
         14,080  Home Depot, Inc........................     860,640
          3,400  Honeywell, Inc.........................     385,900
                                                          ----------
                                                           1,246,540
                                                          ----------
Communications -- 4.5%
         10,080  Lucent Technologies, Inc...............     645,750
          7,600  Tellabs, Inc.*.........................     452,675
                                                          ----------
                                                           1,098,425
                                                          ----------
Computer Software & Processing -- 9.6%
         16,700  IMS Health, Inc........................     461,338
         12,600  Microsoft Corp.*.......................   1,166,279
          8,600  Sun Microsystems, Inc.*................     683,700
                                                          ----------
                                                           2,311,317
                                                          ----------
Computers & Information -- 11.5%
         11,250  Cisco Systems, Inc.*...................     762,891
         14,160  EMC Corp.*.............................     849,600
         10,500  Gartner Group, Inc. - Class A..........     219,844
          4,300  International Business Machines Corp...     535,619
         11,720  Symbol Technologies, Inc...............     408,003
                                                          ----------
                                                           2,775,957
                                                          ----------
Cosmetics & Personal Care -- 6.2%
          7,100  Avon Products, Inc.....................     311,513
          4,600  Colgate-Palmolive Co...................     246,100
         10,460  Estee Lauder Co. - Class A.............     480,506
          4,700  Procter & Gamble Co. (The).............     466,475
                                                          ----------
                                                           1,504,594
                                                          ----------
Electric Utilities -- 1.9%
          7,550  AES Corp.*.............................     458,191
                                                          ----------
Electrical Equipment -- 3.3%
          7,020  General Electric Co....................     788,434
                                                          ----------
Electronics -- 7.9%
          6,000  General Motors Corp. - Class H
                 (Hughes Electronics)...................  $  309,000
          5,860  Intel Corp.............................     481,619
         13,800  Texas Instruments Inc..................   1,132,463
                                                          ----------
                                                           1,923,082
                                                          ----------
Financial Services -- 4.3%
            112  Berkshire Hathaway, Inc. - Class B*....     224,336
         11,000  Citigroup, Inc.........................     488,813
          5,340  Federal National Mortgage Association..     331,748
                                                          ----------
                                                           1,044,897
                                                          ----------
Heavy Machinery -- 0.9%
          5,000  W.W. Grainger, Inc.....................     217,813
                                                          ----------
Industrial -- Diversified -- 3.9%
          9,300  Tyco International Ltd.................     942,206
                                                          ----------
Insurance -- 5.5%
          7,193  American International Group, Inc......     666,701
          4,650  Chubb Corp.............................     265,922
          5,400  Marsh & McLennan Co., Inc..............     393,188
                                                          ----------
                                                           1,325,811
                                                          ----------
Medical Supplies -- 6.3%
          7,500  Boston Scientific Corp.*...............     254,531
          7,200  Guidant Corp...........................     422,550
          3,370  Johnson & Johnson......................     344,583
          6,310  Medtronic, Inc.........................     493,758
                                                          ----------
                                                           1,515,422
                                                          ----------
Office Equipment -- 2.4%
         12,220  Xerox Corp.............................     583,505
                                                          ----------
Oil & Gas -- 1.4%
          8,000  Enron Corp.............................     335,000
                                                          ----------
Pharmaceuticals -- 6.8%
          6,360  Abbott Laboratories....................     275,865
          7,080  Merck & Co., Inc.......................     475,688
         14,100  Pfizer, Inc............................     532,275
          5,400  Warner-Lambert Co......................     357,750
                                                          ----------
                                                           1,641,578
                                                          ----------
Restaurants -- 1.1%
          6,700  McDonald's Corp........................     277,213
                                                          ----------
Retailers -- 4.8%
         18,270  Staples, Inc.*.........................     397,373
         17,040  Wal-Mart Stores, Inc...................     755,085
                                                          ----------
                                                           1,152,458
                                                          ----------
Telephone Systems -- 3.8%
          2,450  AT&T Corp.............................      110,250
         10,600  MCI Worldcom, Inc.*...................      802,950
                                                          ----------
                                                             913,200
                                                          ----------
                 Total Investments -- 99.3%
                   (Cost -- $17,009,278)...............   24,017,836
                 Other assets in excess of
                  liabilities -- 0.7%..................      168,841
                                                         -----------
                 Total Net Assets -- 100.0%............  $24,186,677
                                                         ===========

Notes to the Portfolio of Investments:
*  Non-income producing security.

The accompanying notes are an integral part of the financial statements.



                           PORTFOLIO OF INVESTMENTS
                         Provesta Portfolio (US Dollar)
                                August 31, 1999

                                                                  Market
     Shares                       Description                      Value
----------------  --------------------------------------------  -----------
Common Stocks -- 83.0%
Austria -- 0.2%
           1,500  Beko Holding AG*............................  $    65,888
                                                                -----------
France -- 7.2%
          16,600  Business Objects SA - ADR*..................      740,775
           5,150  Cap Gemini SA...............................      883,656
           6,500  Dassault Systemes SA........................      247,081
           1,000  Publicis SA.................................      206,956
                                                                -----------
                                                                  2,078,468
                                                                -----------
Germany -- 53.3%
           2,010  1&1 Aktiengesellschaft & Co. KGaA*..........      176,368
           2,000  ACG AG*.....................................      308,323
           1,000  AGIV AG.....................................       21,646
          11,250  Aixtron AG..................................    1,113,050
           9,000  Altana AG...................................      593,944
           1,000  AVA Allgemeine Handels der Verbraucher......      372,733
           3,000  Barmag AG...................................       51,950
           4,500  BDAG Balcke-Duerr AG........................       54,405
           3,200  Beiersdorf AG...............................      215,235
          11,500  BERLINER ELEKTRO Holding AG.................      127,500
           5,000  BERU AG.....................................      106,910
          14,250  Continental AG..............................      328,015
           6,800  Deutsche Babcock AG*........................      272,845
           6,000  Deutsche Pfandbrief-und Hypothekenbank AG...      490,360
           8,500  Deutz AG*...................................       60,223
           5,750  Duerr AG....................................      142,375
             500  D. Logistics AG*............................       38,963
           1,100  Escada AG...................................      142,863
          37,500  FAG Kugelfischer Georg Schaefer AG..........      393,983
             500  Foris AG*...................................       33,525
             875  Fresenius AG................................      130,734
           5,500  Fresenius Medical Care AG...................      400,133
           1,365  Fuchs Petrolub AG Oel & Chemie..............      100,891
           7,650  Gehe AG.....................................      367,532
           1,100  GFT Technologies AG*........................       55,171
           5,650  Heidelberger Druckmaschinen AG..............      357,950
           3,600  Hoeft & Wessel AG*..........................       94,651
          12,000  Hucke AG....................................       81,980
             550  Infor Business Solutions AG*................       13,880
             900  Intershop Communications AG*................       80,586
          17,000  IWKA AG.....................................      314,130
           2,050  Ixos Software AG*...........................      303,043
           6,000  Kiekert AG..................................      202,733
          10,000  Kinowelt Medien AG*.........................      834,161
           5,800  Kloeckner-Werke AG*.........................      431,758
             150  KSB AG......................................       22,016
           1,600  Leonische Drahtwerke AG.....................      580,323
          15,000  Maxdata AG*.................................      315,186
             650  Medion AG*..................................      171,584
          21,500  Metallgesellschaft AG.......................      485,820
           5,550  MobilCom AG.................................      396,153
             160  Nuernberger Beteiligungs AG.................      135,324
          11,000  Phoenix AG..................................      167,255
           9,000  Praktiker Bau-und Heimwerkermaerkte AG*.....       66,522
           1,350  Rhoen-Klinikum AG...........................      158,227
           3,000  Rinol AG....................................       42,764
           2,500  SAP AG......................................      876,397
           7,300  SGL Carbon AG*..............................      531,857
           3,000  Sixt AG.....................................      148,882
          17,000  SKW Trostberg AG............................      387,726
             740  Springer (Axel) Verlag AG...................      898,571
           9,000  Steag Hamatech AG*..........................      191,012
          11,000  Suess MicroTec AG*..........................      107,554
          25,620  Wella AG....................................      608,674
           4,500  WMF-Wuerttembergische Metallwarenfabrik AG..       75,074
          30,000  Wuensche AG*................................      200,199
                                                                -----------
                                                                 15,381,669
                                                                -----------
Ireland -- 0.4%
           5,000  CBT Group Plc - ADR*........................      105,000
                                                                -----------
Italy -- 2.4%
           2,800  Banca Popolare di Brescia...................      122,607
          29,000  Banca Popolare di Milano....................      211,286
          20,000  Banca Popolare di Novara....................      188,668
         115,000  Seat Pagine Gialle SpA......................      159,193
                                                                -----------
                                                                    681,754
                                                                -----------
Netherlands -- 14.9%
          13,000  ASM Lithography Holding NV*.................      822,229
          25,000  Baan Company NV*............................      320,730
           4,600  Equant NV*..................................      406,785
          17,086  Getronics NV................................      836,205
           9,091  Nutreco Holding NV..........................      323,973
          17,500  Qiagen NV*..................................      723,423
           7,000  STMicroelectronics NV.......................      464,543
           6,500  United Pan-Europe Communications NV*........      393,956
                                                                -----------
                                                                  4,291,844
                                                                -----------
Portugal -- 0.8%
          25,741  Banco Mello SA..............................      240,542
                                                                -----------
Spain -- 1.1%
           2,700  Banco Popular Espanol SA.....................     197,712
           3,500  Baron de Ley, SA*............................     133,043
                                                                -----------
                                                                    330,755
                                                                -----------
Switzerland -- 0.3%
               3  Lindt & Spruengli AG.........................      75,183
                                                                -----------
United Kingdom -- 1.3%
          15,750  Cable & Wireless Communications Plc*.........     164,400
           9,500  COLT Telecom Group Plc*......................     206,874
                                                                -----------
                                                                    371,274
                                                                -----------
United States -- 1.1%
           2,000  FortuneCity.com, Inc.*.......................      25,130
           6,340  Global TeleSystems Group, Inc.*..............     204,861
           2,750  MIH Ltd.*....................................      74,250
                                                                -----------
                                                                    304,241
                                                                -----------
                  Total Common Stocks (Cost -- $22,663,847)....  23,926,618
                                                                ===========
Preferred Stocks -- 16.4%
Germany -- 16.4%
           1,200  BERLINER ELEKTRO Holding AG..................      11,594
           4,500  Draegerwerk AG...............................      47,135
           9,250  Dyckerhoff AG................................     312,546
           5,350  Fresenius AG.................................     892,552
           1,200  Fuchs Petrolub AG Oel & Chemie...............      82,107
           5,500  Gerry Weber International AG.................      87,112
             875  Jagenberg AG.................................      37,141
          23,000  Jungheinrich AG..............................     340,000
           3,400  Marschollek, Lautenschlaeger und Partner AG..     583,385
             155  Porsche AG...................................     390,340
           4,600  ProSieben Media AG...........................     205,457
           2,500  Rhoen-Klinikum AG............................     308,851
           1,100  SAP AG.......................................     441,366
          12,000  Sixt AG......................................     399,130
           4,900  Sto AG.......................................     110,153
          12,500  Wella AG.....................................     356,366
           9,300  WMF-Wuerttembergische Metallwarenfabrik AG...     134,532
                                                                -----------
                  Total Preferred Stocks (Cost -- $5,006,679)..   4,739,767
                                                                ===========
Warrants -- 0.1%
Germany -- 0.1%
             200  Continental AG (Exp. Date: 7/6/00;
                   Strike Price EUR 10.17)*....................      24,497
                                                                -----------
                  Total Warrants (Cost -- $35,707).............      24,497
                                                                -----------
                  Total Investments -- 99.5%
                   (Cost -- $27,706,233).......................  28,690,882
                  Other assets in excess of liabilities -- 0.5%.    139,718
                                                                -----------
                  Total Net Assets -- 100.0%................... $28,830,600
                                                                -----------

Notes to the Portfolio of Investments:
*  Non-income producing security.
ADR -- American Depository Receipt
EUR -- European Monetary Unit (Euro)

   The accompanying notes are an integral part of the financial statements.


                           PORTFOLIO OF INVESTMENTS
                         Investa Portfolio (US Dollar)
                                August 31, 1999

                                                   Market
     Shares                Description             Value
----------------  -----------------------------  ----------
Common Stocks -- 88.5%
Germany -- 88.5%
Airlines -- 0.8%
           2,950  Deutsche Lufthansa AG........  $   57,003
                                                 ----------
Automotive -- 11.3%
           3,270  Bayerische Motoren Werke AG..     103,756
           2,627  Continental AG...............      60,470
           5,433  Daimler-Chrysler AG..........     409,477
           3,550  Volkswagen AG................     214,036
                                                 ----------
                                                    787,739
                                                 ----------
Banking -- 13.8%
           5,500  Bayerische Vereinsbank AG....     325,798
           8,750  Commerzbank AG...............     313,206
           7,050  Dresdner Bank AG.............     324,563
                                                 ----------
                                                    963,567
                                                 ----------
Chemicals -- 12.8%
           4,850  BASF AG......................     219,696
           6,200  Bayer AG.....................     269,392
           9,500  Hoechst AG...................     401,242
                                                 ----------
                                                    890,330
                                                 ----------
Communications -- 8.9%
          14,014  Deutsche Telekom AG..........     620,010
                                                 ----------
Computer Software & Processing -- 3.8%
             750  SAP AG.......................     262,919
                                                 ----------
Electric Utilities -- 5.7%
           4,800  RWE AG.......................     207,041
           3,000  Veba AG......................     191,012
                                                 ----------
                                                    398,053
                                                 ----------
Electrical Equipment -- 1.8%
           1,500  Siemens AG...................     126,074
                                                 ----------
Heavy Construction -- 0.5%
             825  Hochtief AG..................      35,803
                                                 ----------
Heavy Machinery -- 0.2%
             500  MAN AG.......................      16,894
                                                 ----------
Household Products -- 1.6%
           1,750  Henkel KGaA..................     108,837
                                                 ----------
Industrial -- Diversified -- 16.1%
           1,450  Degussa-Huels AG.............      56,037
           1,300  Linde AG.....................      79,340
           3,700  Mannesmann AG................     567,272
           6,600  Thyssen Krupp AG*............     154,014
          12,730  Viag AG......................     270,848
                                                 ----------
                                                  1,127,511
                                                 ----------
Insurance -- 6.2%
             600  Allianz AG...................  $  157,942
           1,450  Muenchener Rueckversicherungs-
                   Gesellschaft AG.............     275,284
                                                 ----------
                                                    433,226
                                                 ----------
Pharmaceuticals -- 2.1%
           1,350  Schering AG..................     149,959
                                                 ----------
Retailers -- 2.9%
           3,500  Metro AG.....................     200,674
                                                 ----------
                  Total Common Stocks
                   (Cost -- $5,658,030)........   6,178,599
                                                 ==========
Preferred Stocks -- 7.7%
Germany -- 7.7%
Automotive -- 0.4%
           1,752  Bayerische Motoren
                   Werke AG....................      28,304
                                                 ----------
Building Materials -- 0.6%
           1,250  Dyckerhoff AG................      42,236
                                                 ----------
Computer Software & Processing -- 3.2%
             550  SAP AG.......................     220,683
                                                 ----------
Household Products -- 1.0%
           1,000  Henkel KGaA..................      72,329
                                                 ----------
Heavy Machinery -- 1.3%
           4,300  MAN AG.......................      92,851
                                                 ----------
Retailers -- 1.2%
           2,500  Metro AG.....................      79,852
                                                 ----------
                  Total Preferred Stocks
                   (Cost -- $523,722)..........     536,255
                                                 ==========
Warrants -- 2.1%
Germany -- 2.1%
Automotive -- 0.4%
              92  Continental AG (Exp. Date:
                   7/6/00; Strike Price
                   EUR 10.17)*................       11,269
          15,000  Daimler-Chrysler AG
                   (Exp. Date: 1/28/00;
                   Strike Price EUR 74.89)*...       16,630
                                                 ----------
                                                     27,899
                                                 ----------
Banking -- 0.2%
             800  Commerzbank AG (Exp. Date:
                   6/15/00; Strike Price
                   EUR 19.02)*................       12,966
                                                 ----------
Chemicals -- 0.3%
              85  BASF Finance Europe
                   (Exp. Date: 4/9/01;
                   Strike Price EUR 15.75)*...       24,502
                                                 ----------
Insurance -- 1.2%
          43,500  Allianz AG (Exp. Date:
                   7/21/00; Strike Price
                   EUR 180.00)*...............       38,583
             420  Allianz AG (Exp. Date:
                   7/20/00; Strike Price
                   EUR 180.00)*...............       33,917
             318  Muenchener Rueckversicherungs-
                   Gesellschaft AG (Exp. Date:
                   6/3/02; Strike Price
                   EUR 163.61)*...............       10,577
                                                 ----------
                                                     83,077
                                                 ----------
                  Total Warrants
                   (Cost -- $197,440).........      148,444
                                                 ----------
                  Total Investments -- 98.3%
                   (Cost -- $6,379,192).......    6,863,298
                  Other assets in excess of
                   liabilities -- 1.7%........      116,156
                                                 ----------
                  Total Net Assets -- 100.0%..   $6,979,454
                                                 ==========

Notes to the Portfolio of Investments:
* Non-income producing security.
EUR -- European Monetary Unit (Euro)

    The accompanying notes are an integral part of the financial statements.


                            PORTFOLIO OF INVESTMENTS

                     Japanese Equity Portfolio (US Dollar)
                                August 31, 1999

                                                                       Market
     Shares                          Description                       Value
-----------------  ------------------------------------------------  ----------
Common Stocks -- 97.5%
Automotive -- 5.1%
           13,000  Bridgestone Corp................................  $  367,919
            7,000  Honda Motor Co., Ltd............................     281,189
           70,000  Nissan Motor Co., Ltd.*.........................     407,724
                                                                     ----------
                                                                      1,056,832
                                                                     ----------
Banking -- 5.6%
           66,000  Asahi Bank, Ltd.................................     403,707
            7,000  Dai-Ichi Kangyo Bank, Ltd.......................      73,556
           20,000  Fuji Bank, Ltd..................................     206,327
           36,000  Sanwa Bank, Ltd. (The)..........................     492,993
                                                                     ----------
                                                                      1,176,583
                                                                     ----------
Beverages, Food & Tobacco -- 2.4%
           44,000  Ajinomoto Co., Inc..............................     502,524
                                                                     ----------
Chemicals -- 2.0%
           10,000  Shin-Etsu Chemical Co., Ltd.....................     407,176
                                                                     ----------
Commercial Services -- 5.8%
              800  Bellsystem 24, Inc..............................     401,698
            4,000  Benesse Corp....................................     693,842
            3,000  Pasona Softbank, Inc.*..........................     109,006
                                                                     ----------
                                                                      1,204,546
                                                                     ----------
Communications -- 6.9%
            1,000  Hikari Tsushin, Inc.............................     527,685
            3,000  Matsushita Communication Industrial Co., Ltd....     254,987
                8  NTT Mobile Communications Network, Inc..........     132,926
               32  NTT Mobile Communications Network, Inc. - New*..     528,781
                                                                     ----------
                                                                      1,444,379
                                                                     ----------
Computer Software & Processing -- 7.3%
           20,000  Fujitsu Ltd.....................................     586,114
                9  NTT Data Corp...................................      87,095
            1,000  Obic Co., Ltd...................................     424,522
           10,000  Toyo Information Systems Co., Ltd.*.............     433,651
                                                                     ----------
                                                                      1,531,382
                                                                     ----------
Computers & Information -- 7.6%
           13,000  Diamond Computer Service Co.....................     277,126
            2,000  Fujitsu Support and Service, Inc................     516,730
            1,000  InterQ, Inc.*...................................     178,025
            1,800  Softbank Corp...................................     617,885
                                                                     ----------
                                                                      1,589,766
                                                                     ----------
Cosmetics & Personal Care -- 2.4%
           18,000  Kao Corp........................................     511,070
                                                                     ----------
Electric Utilities -- 1.6%
           14,000  Tokyo Electric Power Co.........................     325,923
                                                                     ----------
Electrical Equipment -- 5.9%
            6,000  Fanuc Ltd.......................................  $  361,528
           35,000  Minebea Co., Ltd................................     421,783
            3,000  SMC Corp........................................     457,388
                                                                     ----------
                                                                      1,240,699
                                                                     ----------
Electronics -- 19.0%
            3,000  Advantest Corp..................................     406,719
           10,000  Enplas Corp.....................................     409,002
           10,000  Mitsumi Electric Co., Ltd.......................     300,361
           30,000  Olympus Optical Co., Ltd........................     446,707
            4,500  Sony Corp.......................................     582,554
           90,000  Star Micronics Co., Ltd.........................     821,653
            8,000  Tokyo Electron Ltd..............................     562,377
           50,000  Toshiba Corp....................................     444,150
                                                                     ----------
                                                                      3,973,523
                                                                     ----------
Entertainment & Leisure -- 1.0%
            4,000  People Co., Ltd.................................     218,378
                                                                     ----------
Financial Services -- 3.9%
            3,000  Aiful Corp.*....................................     520,655
           20,000  Nomura Securities Co., Ltd......................     293,057
                                                                     ----------
                                                                        813,712
                                                                     ----------
Health Care Providers -- 2.2%
            3,000  Nichii Gakkan Co................................     463,414
                                                                     ----------
Medical Supplies -- 2.4%
           10,000  Takeda Chemical Industries......................     502,123
                                                                     ----------
Office Equipment -- 2.0%
           24,000  Ricoh Co., Ltd..................................     427,699
                                                                     ----------
Pharmaceuticals -- 2.5%
            6,000  Sankyo Co., Ltd.................................     167,070
            8,000  Yamanouchi Pharmaceutical Co., Ltd..............     356,416
                                                                     ----------
                                                                        523,486
                                                                     ----------
Real Estate -- 1.5%
           30,000  Mitsubishi Estate Co., Ltd......................     310,038
                                                                     ----------
Restaurants -- 0.7%
            2,600  Saizeriya Co., Ltd..............................     149,541
                                                                     ----------
Retailers -- 5.1%
            8,000  Paris Miki, Inc.................................     657,324
            2,000  Ryohin Keikaku Co., Ltd.........................     401,698
                                                                     ----------
                                                                      1,059,022
                                                                     ----------
Telephone Systems -- 2.3%
               42  Nippon Telegraph & Telephone Corp...............     471,630
                                                                     ----------
Transportation -- 2.3%
           20,000  Yamato Transport Co., Ltd.......................    483,864
                                                                     ----------
                   Total Investments -- 97.5% (Cost -- $15,050,785)  20,387,310
                   Other assets in excess of liabilities -- 2.5%...     512,716
                                                                    -----------
                   Total Net Assets -- 100.0%...................... $20,900,026
                                                                    ===========

Notes to the Portfolio of Investments:
*  Non-income producing security.

   The accompanying notes are an integral part of the financial statements.



                           PORTFOLIO OF INVESTMENTS
                       Global Bond Portfolio (US Dollar)
                                August 31, 1999

                                  Par
Maturity    Market
Currency                         Value      Description                                            Rate
Date      Value
--------                         -----      -----------                                            ----
--------   --------
Corporate Debt -- 24.0%
Japan -- 4.7%
  JPY                          30,000,000  Nippon Telegraph & Telephone Corp....................   2.500%
7/25/07  $  285,936

----------
Multinational -- 7.1%
  EUR                              76,200  European Investment Bank - Series EUR................   5.250%
4/15/04      82,793
  PLN                             200,000  World Bank...........................................  11.375%
3/01/00      49,711
  JPY                           8,000,000  World Bank...........................................   5.250%
3/20/02      81,837
  PLN                             400,000  World Bank...........................................  18.000%
2/27/03     116,226
  NZD                             200,000  World Bank...........................................   5.375%
11/06/03      96,303

----------

426,870

----------
Netherlands -- 2.4%
  USD                              50,000  Baden Wurt L - Finance (Eurodollar)..................   6.000%
12/19/02      48,950
  USD                             100,000  Telefonica Europe BV - (Eurodollar)..................   6.375%
1/08/03      98,500

----------

147,450

----------
United Kingdom -- 4.9%
  USD                             100,000  British Telecom Plc. - (Eurodollar)..................   7.000%
5/23/07      99,850
  USD                             100,000  Glaxo Wellcome Plc - (Eurodollar)....................   6.125%
1/25/06      95,800
  GBP                              60,000  Vodafone Group Plc...................................   7.875%
11/06/01      98,451

----------

294,101

----------
United States -- 4.9%
  USD                             100,000  BMW U.S. Capital Corp................................   6.625%
3/15/04      98,250
  USD                             200,000  Philip Morris Co., Inc. - Global Bond................   7.000%
7/15/05     196,500

----------

294,750

----------
                          Total Corporate Debt (Cost --
$1,469,894)............                      1,449,107

==========
Mortgage Backed Securities -- 4.5%
Denmark -- 3.2%
  DKK                           1,487,000  Nykredit AS..........................................   6.000%
10/01/29     192,559

----------
Germany -- 1.3%
  EUR                              76,693  Hypothekenbank in Essen AG - Series 509..............   4.000%
5/15/00      81,385

----------
                                           Total Mortgage Backed Securities (Cost --
$311,121)..                        273,944

==========
Sovereign Debt Obligations -- 52.0%
Belgium -- 2.2%
  EUR                             136,341  Kingdom of Belgium - Series 31.......................   5.500%
3/28/28     135,469

----------
Canada -- 4.4%
  CAD                             250,000  Canadian Government..................................   5.500%
2/01/00     167,559
  USD                             100,000  Province of Ontario - (Yankee).......................   6.000%
2/21/06      96,100

----------

263,659

----------
Denmark -- 0.9%
  DEM                             100,000  Kingdom of Denmark International Bond................   4.750%
1/07/02      54,878

----------
France -- 7.1%
  EUR                              76,224  France O.A.T.........................................   6.750%
10/25/03      88,292
  EUR                             200,000  France O.A.T.........................................   7.500%
4/25/05     243,279
  EUR                             100,000  France O.A.T.........................................   4.000%
4/25/09      97,248

----------

428,819

----------
Germany -- 7.1%
  EUR                             102,258  Deutschland Republic.................................   8.500%
8/21/00  $  113,319
  EUR                             200,000  Deutschland Republic.................................   7.250%
10/21/02     230,608
  EUR                              76,693  Treuhandanstalt......................................   6.500%
4/23/03      87,216

----------

431,143

----------
Greece -- 2.2%
  GRD                          20,000,000  Hellenic Republic Bond...............................   9.700%
5/27/01      66,546
  GRD                          20,000,000  Hellenic Republic Bond...............................   9.200%
3/21/02      67,355

----------

133,901

----------
Hungary -- 2.1%
  HUF                          30,000,000  Hungary Government Bond - Series 00/G................  16.000%
11/24/00     127,464

----------
Italy -- 4.8%
  EUR                             150,000  Republic of Italy....................................  11.500%
3/01/03     194,908
  USD                             100,000  Republic of Italy International Bond - (Eurodollar)..   6.000%
5/29/08      93,750

----------

288,658

----------
Japan -- 6.2%
  JPY                          40,000,000  Japan - 199 (10 Year Issue)..........................   2.200%
12/20/07     378,177

----------
Netherlands -- 3.6%
  EUR                             200,000  Netherlands Government...............................   5.250%
7/15/08     215,192

----------
Norway -- 1.7%
  NOK                             800,000  Norwegian Government.................................   5.750%
11/30/04     101,970

----------
Spain -- 5.1%
  DEM                             250,000  Government of Spain..................................   5.750%
1/03/07     139,625
  EUR                              90,151  Government of Spain..................................   6.000%
1/31/08     100,854
  EUR                              66,111  Government of Spain..................................   6.000%
1/31/29      70,924

----------

311,403

----------
United Kingdom -- 4.6%
  GBP                               30,000  United Kingdom Gilts.................................   9.000%
10/13/08      60,556
  GBP                               30,000  United Kingdom Treasury..............................   8.500%
12/07/05      55,252
  GBP                               90,000  United Kingdom Treasury..............................   7.250%
12/07/07     161,200

----------

277,008

----------
                                            Total Sovereign Debt Obligations (Cost --
$3,363,665)                     3,147,741

==========

 U.S. Government and Agency
 Obligations -- 17.7%
  USD                              102,000  Federal National Mortgage Association................   6.375%
6/15/09 $   98,382
  USD                              200,000  US Treasury Note.....................................   6.000%
8/15/00    200,844
  USD                              100,000  US Treasury Note.....................................   5.625%
11/30/00     99,969
  USD                              100,000  US Treasury Note.....................................   5.875%
11/30/01    100,172
  USD                              100,000  US Treasury Note (a).................................   6.000%
7/31/02    100,422
  USD                              200,000  US Treasury Note.....................................   5.625%
12/31/02    198,374
  USD                              300,000  US Treasury Note.....................................   4.750%
11/15/08    271,548

----------
                                            Total U.S. Government and Agency Obligations (Cost --

$1,083,913)..........................................                    1,069,711

----------
                                  Total Investments -- 98.2% (Cost --
$6,228,593)................                     5,940,503
                                  Other assets in excess of liabilities --
1.8%..................                       110,242

----------
                                  Total Net Assets --
100.0%.....................................                    $6,050,745

==========

Notes to the Portfolio of Investments:
(a) This security is segregated with the Portfolio's Custodian as collateral for open futures contracts.

Eurodollar -- Bonds issued offshore that pay interest and principal in U.S.
              Dollars.
Yankee -- U.S. Dollar denominated bonds issued by non-U.S. entities in the U.S.

Currency abbreviations defined: CAD -- Canadian Dollar DEM -- German Deutschemark DKK -- Danish Krone EUR -- European Monetary Unit (Euro) GBP -- Great Britain Pound GRD -- Greek Drachma HUF -- Hungarian Forint JPY -- Japanese Yen NOK -- Norwegian Krone NZD -- New Zealand Dollar PLN -- Polish Zloty USD -- United States Dollar


   The accompanying notes are an integral part of the financial statements.


                           PORTFOLIO OF INVESTMENTS
                      European Bond Portfolio (US Dollar)
                                August 31, 1999

                                    Par
Maturity      Market
  Currency                         Value           Description                                     Rate
Date         Value
  --------                         -----           -----------                                     ----
--------      ------
Corporate Debt -- 28.8%
Austria -- 2.6%
  DEM                               350,000  Oesterreichische Postsparkasse AG..................   5.250%
11/11/02    $  194,246

----------
Denmark --
2.7%
  DKK                             1,692,000  Realkredit Danmark AS..............................   5.000%
10/01/29       204,615

----------
Finland --
3.2%
  EUR                               250,000  Sonera Group Plc (MTN).............................   4.625%
4/16/09       243,517

----------
Multinational --
2.6%
  DEM                               350,000  World Bank.........................................   5.875%
11/10/03       198,498

----------
Netherlands --
2.4%
  ITL                           120,000,000  Commerzbank Overseas Finance.......................  10.800%
4/14/00        68,090
  DEM                               200,000  LB Schleswig-Holsteinische Finance.................   5.625%
7/30/07       109,432

----------

177,522

----------
Sweden --
2.6%
  SEK                             1,000,000  Stadshypotek AB - Series 1553......................  10.000%
12/20/00       129,537
  ITL                           120,000,000  Swedish Export Credit..............................  10.750%
6/09/00        69,038

----------

198,575

----------
United Kingdom --
11.6%
  EUR                               250,000  BAT International Finance Plc (MTN)................   4.875%
2/25/09       241,141
  GBP                               140,000  Kingfisher Plc.....................................   8.125%
2/14/07       242,656
  GBP                               120,000  National Grid Co. Plc..............................   8.000%
3/29/06       207,123
  EUR                               178,952  LB Baden-Wuertt Capital Markets (MTN)..............   4.625%
2/17/03       190,656

----------

881,576

----------
United States --
1.1%
  GBP                                50,000  KFW International Finance..........................   7.250%
7/23/07        85,458

----------
                          Total Corporate Debt (Cost --
$2,315,961)..........                        2,184,007

==========
Mortgage Backed Securities --
3.3%
Denmark --
2.2%
  DKK                                39,001  Nykredit AS........................................   6.000%
10/01/26         5,171
  DKK                             1,283,000  Nykredit AS........................................   6.000%
10/01/29       166,142

----------

171,313

----------
Germany --
1.1%
  EUR                                76,693  Hypothekenbank in Essen AG.........................   5.250%
1/22/08        80,737

----------
                                             Total Mortgage Backed Securities (Cost --
$286,667)                          252,050

==========
Sovereign Debt Obligations --
56.9%
 Austria --
2.5%
  EUR                               178,951  Republic of Austria - Series 98-2..................   4.300%
7/15/03       189,427

----------
Belgium --
2.3%
  DEM                               300,000  Kingdom of Belgium International Bond..............   6.250%
10/06/03       172,570

----------
Czech Republic --
1.8%
  CZK                             4,500,000  Czech Republic.....................................  14.750%
5/15/00       136,920

----------
Denmark -- 4.9%
  DKK                             1,000,000  Kingdom of Denmark...................................   7.000%
12/15/04  $  156,081
  DKK                             1,350,000  Kingdom of Denmark...................................   7.000%
11/15/07     213,624

----------

369,705

----------
Finland --
2.1%
  FRF                               900,000  Finland International Bond...........................   7.000%
6/15/04     159,144

----------
France --
1.4%
  EUR                               100,000  French Treasury Bill.................................   4.500%
7/12/02     107,227

----------
Germany --
15.0%
  EUR                               400,000  Bundesobligation - Series 123........................   4.500%
5/17/02     429,750
  EUR                               300,000  Bundesobligation - Series 96.........................   6.250%
4/26/06     344,171
  EUR                               217,299  Deutschland Republic - Series 93.....................   6.000%
9/15/03     244,131
  EUR                               102,258  Deutschland Republic - Series 97.....................   6.500%
7/04/27     118,610

----------

1,136,662

----------
Greece --
3.1%
  GRD                            40,000,000  Hellenic Republic Bond...............................   9.800%
3/21/00     129,274
  EUR                               100,000  Hellenic Republic Bond - Series 36 (MTN).............   5.750%
3/31/08     106,171

----------

235,445

----------
Hungary --
2.5%
  HUF                            45,000,000  Hungary Government Bond - Series 00/G................  16.000%
11/24/00     191,196

----------
Ireland --
1.4%
  EUR                                95,230  Irish Gilt...........................................   6.250%
10/18/04     109,121

----------
Netherlands --
2.9%
  EUR                               200,000  Netherlands Government...............................   5.750%
1/15/04     222,689

----------
Norway --
2.5%
  NOK                             1,500,000  Norwegian Government.................................   5.750%
11/30/04     191,194

----------
Poland --
1.5%
  PLN                               450,000  Poland Government Bond - Series 0601.................  12.000%
6/12/01     111,962

----------
Spain --
5.9%
  EUR                               372,627  Spanish Government...................................   5.150%
7/30/09     392,867
  DEM                               100,000  Spanish Government International Bond................   5.750%
1/03/07      55,850

----------

448,717

----------
Sweden --
3.7%
  SEK                               700,000  Kingdom of Sweden - Series 1036......................  10.250%
5/05/00      88,689
  SEK                             1,000,000  Kingdom of Sweden - Series 1042......................   5.000%
1/15/04     120,621
  ITL                           120,000,000  Kingdom of Sweden International Bond.................  10.000%
2/08/01      71,100

----------

280,410

----------
United Kingdom -- 3.4%
  GBP                              145,000  United Kingdom Gilts.................................   7.750%
9/08/06      261,226

----------
                                            Total Sovereign Debt Obligations (Cost --
$4,542,205)                       4,323,615

==========
U.S. Government Agency
Obligation -- 2.5%
  DEM                              350,000  Federal National Mortgage Association-Global.  ......   5.000%
2/16/01   $  192,451

----------
                                            Total U.S. Government Agency Obligation
                                             (Cost --
$195,879)                                                           192,451

----------
                                            Total Investments -- 91.5% (Cost --
$7,340,712)...........                  6,952,123
                                            Other assets in excess of liabilities --
8.5%.............                    646,385

----------
                                            Total Net Assets --
100.0%................................                 $7,598,508

==========

Notes to the Portfolio of Investments:
MTN -- Medium Term Note

Currency abbreviations defined: CZK -- Czech Koruna DEM -- German Deutschemark DKK -- Denmark Krone EUR -- European Monetary Unit (Euro) FRF -- Franch Franc GBP -- Great Britain Pound GRD -- Greek Drachma HUF -- Hungarian Forint ITL -- Italian Lira NOK -- Norwegian Krone SEK -- Swedish Krona


   The accompanying notes are an integral part of the financial statements.

                           PORTFOLIO OF INVESTMENTS
                    U.S. Money Market Portfolio (US Dollar)
                                August 31, 1999

      Par                                                                           Yield/   Maturity     Market
     Value                                  Description                              Rate      Date       Value
     -----                                  -----------                             ------   --------     -------
Certificates of Deposit -- 4.6%
      $4,000,000  Barclays Bank Plc (New York) - Yankee CD.......................    5.200%   9/17/99  $
4,000,000
       6,000,000  Dresdner Bank AG (New York)....................................    4.980%   9/03/99
6,000,000

------------
                  Total Certificates of Deposit (Amortized Cost -- $10,000,000)..
10,000,000

============
Commercial Paper -- 58.4%
       6,000,000  AlliedSignal, Inc. - 144A......................................    5.080%   9/07/99
5,994,920
       6,000,000  Associates Corp. of North America..............................    5.180%   9/02/99
5,999,137
       5,125,000  Bell Atlantic Network Funding..................................    5.150%   9/03/99
5,123,534
       6,000,000  BellSouth Capital Funding - 144A...............................    5.180%   9/22/99
5,981,870
       6,000,000  Coca-Cola Co. (The)............................................    5.140%   9/21/99
5,982,867
       6,000,000  Colgate-Palmolive Co. - 144A...................................    5.070%   9/02/99
5,999,155
       6,000,000  E. I. du Pont de Nemours & Co..................................    5.140%   9/07/99
5,994,860
       6,000,000  Ford Credit Co.................................................    5.250%  10/05/99
5,970,250
       8,000,000  General Electric Capital Corp..................................    5.140%  10/08/99
7,957,738
       6,000,000  General Re Corp................................................    5.200%   9/24/99
5,980,067
       6,000,000  Household Finance Corp.........................................    5.120%   9/14/99
5,988,907
       6,000,000  IBM Credit Corp................................................    5.160%   9/10/99
5,992,260
       4,000,000  KFW International Finance......................................    4.770%   9/15/99
3,992,580
       6,000,000  Lucent Technologies, Inc.......................................    5.180%   9/09/99
5,993,093
       6,000,000  Marsh & McLennan Co., Inc. - 144A..............................    5.180%   9/13/99
5,989,640
       6,000,000  Metlife Funding Inc............................................    5.240%   9/24/99
5,979,913
       6,000,000  Motorola, Inc..................................................    5.200%   9/01/99
6,000,000
       6,000,000  Nestle Capital Corp............................................    5.160%   9/23/99
5,981,080
       6,000,000  Pfizer, Inc. - 144A............................................    5.140%   9/10/99
5,992,290
       8,000,000  Prudential Funding Corp........................................    5.010%  10/07/99
7,959,920
       5,000,000  Warner-Lambert Co..............................................    5.140%   9/08/99
4,995,003

------------
                  Total Commercial Paper (Amortized Cost -- $125,849,084)........
125,849,084

============
Corporate Debt -- 19.8%
       5,330,000  AT&T Corp......................................................    8.250%   1/11/00
5,386,089
       5,000,000  Bayerische Landesbank (New York) - Series DPNT.................    5.800%   4/15/00
5,017,459
       5,000,000  Chrysler Financial Co. LLC - Series MTNR.......................    5.950%   4/06/00
5,010,380
       2,030,000  Florida Power Corp. - Series MTN...............................    6.330%   7/01/00
2,038,794
       1,000,000  General Motors Acceptance Corp.................................    7.000%   3/01/00
1,006,335
       5,000,000  General Motors Acceptance Corp. - Series MTN...................    6.625%   4/17/00
5,028,151
       5,000,000  International Lease Finance Corp...............................    6.375%   1/18/00
5,020,773
       5,000,000  Salomon, Inc...................................................    6.500%   3/01/00
5,030,948
       3,000,000  Walt Disney Co. (The) - Series MTN.............................    5.600%   1/13/00
3,002,319
       6,000,000  World Bank.....................................................    5.680%   9/27/99
6,002,402

------------
                  Total Corporate Debt (Amortized Cost -- $42,543,650)...........
42,543,650

============
U.S. Government Agency Obligations -- 16.7%
     $11,200,000  Federal Home Loan Bank..........................................   5.050%   9/08/99  $
11,189,002
      15,300,000  Federal Home Loan Mortgage Corp.................................   5.210%  10/28/99
15,173,788
       7,538,000  Federal National Mortgage Association...........................   5.150%   9/17/99
7,520,746
       2,000,000  Federal Home Loan Mortgage Corp. Discount Note..................   5.150%   9/02/99
1,999,714

------------
                  Total U.S. Government Agency Obligations (Amortized Cost -- $35,883,250)
35,883,250

------------
                  Total Investments -- 99.5% (Amortized Cost -- $214,275,984).....
214,275,984
                  Other assets in excess of liabilities -- 0.5%...................
1,048,581

------------
                  Total Net Assets -- 100.0%......................................
$215,324,565

============

Notes to the Portfolio of Investments:
Yankee CD -- U.S. Dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S.
144A -- Securities restricted for resale to Qualified Institutional Buyers.



   The accompanying notes are an integral part of the financial statements.



The following are the industry sector diversifications of the Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), and Top 50 Asia Portfolio (US Dollar) as a percentage of net assets as of August 31, 1999:

Top 50 World Portfolio (US Dollar)
                                         Percentage of
Industry Sector                            Net Assets
---------------------------------------  --------------

Pharmaceuticals                                   16.2%
Oil & Gas                                         11.6
Computer Software & Processing                     9.3
Beverages, Food & Tobacco                          7.8
Cosmetics & Personal Care                          7.2
Financial Services                                 5.7
Telephone Systems                                  5.5
Computers & Information                            5.5
Banking                                            5.2
Communications                                     3.9
Medical Supplies                                   3.1
Electronics                                        2.3
Restaurants                                        1.9
Automotive                                         1.9
Entertainment & Leisure                            1.6
Commercial Services                                1.5
Airlines                                           1.0
Other assets in excess of liabilities              8.8
                                                 ------
 Total                                           100.0%
                                                 ======


Top 50 Europe Portfolio (US Dollar)
                                         Percentage of
Industry Sector                            Net Assets
---------------------------------------  --------------

Banking                                           10.7%
Chemicals                                         10.3
Industrial -- Diversified                         10.1
Computer Software & Processing                     8.0
Pharmaceuticals                                    7.3
Telephone Systems                                  5.6
Health Care Providers                              5.5
Commercial Services                                5.4
Communications                                     5.3
Financial Services                                 4.8
Oil & Gas                                          4.2
Insurance                                          3.0
Electric Utilities                                 2.7
Beverages, Food & Tobacco                          2.5
Heavy Machinery                                    2.4
Electrical Equipment                               2.4
Wholesalers                                        2.1
Food Retailers                                     1.6
Media -- Broadcasting & Publishing                 1.5
Automotive                                         1.2
Building Materials                                 0.9
Medical & Bio-Technology                           0.9
Medical Supplies                                   0.6
Other assets in excess of liabilities              1.0
                                                 ------
 Total                                           100.0%
                                                 ======




Top 50 Asia Portfolio (US Dollar)
                                         Percentage of
Industry Sector                            Net Assets
---------------------------------------  --------------

Electronics                                       24.8%
Banking                                           12.8
Computers & Information                            9.9
Telephone Systems                                  7.0
Real Estate                                        6.4
Metals                                             4.6
Industrial -- Diversified                          4.6
Financial Services                                 4.5
Computer Software & Processing                     4.3
Communications                                     3.6
Automotive                                         3.1
Airlines                                           2.8
Electric Utilities                                 2.4
Heavy Construction                                 1.7
Pharmaceuticals                                    1.5
Cosmetics & Personal Care                          1.2
Medical Supplies                                   1.1
Electrical Equipment                               0.7
Building Materials                                 0.7
Chemicals                                          0.4
Beverages, Food & Tobacco                          0.4
Insurance                                          0.4
Office Equipment                                   0.4
Oil & Gas                                          0.3
Other assets in excess of liabilities              0.4
                                                 ------
 Total                                           100.0%
                                                 ======



   The accompanying notes are an integral part of the financial statements.

The following are the industry sector diversifications of the Provesta Portfolio (US Dollar) and the U.S. Money Market Portfolio (US Dollar) as a percentage of net assets as of August 31, 1999:




Provesta Portfolio (US Dollar)
                                         Percentage of
Industry Sector                            Net Assets
---------------------------------------  --------------

Computer Software & Processing                    15.7%
Heavy Machinery                                   10.0
Health Care Providers                              6.6
Automotive                                         6.2
Media -- Broadcasting & Publishing                 5.4
Computers & Information                            5.2
Banking                                            5.0
Industrial -- Diversified                          4.6
Electronics                                        4.5
Cosmetics & Personal Care                          4.1
Chemicals                                          3.2
Entertainment & Leisure                            2.9
Telephone Systems                                  2.8
Medical & Bio-Technology                           2.5
Financial Services                                 2.1
Electrical Equipment                               2.1
Pharmaceuticals                                    2.1
Communications                                     1.9
Transportation                                     1.9
Beverages, Food & Tobacco                          1.8
Building Materials                                 1.6
Retailers                                          1.5
Textiles, Clothing & Fabrics                       1.5
Wholesalers                                        1.3
Household Products                                 0.7
Oil & Gas                                          0.6
Advertising                                        0.6
Insurance                                          0.5
Apparel Retailers                                  0.3
Medical Supplies                                   0.2
Commercial Services                                0.1
Other assets in excess of liabilities              0.5
                                                 ------
 Total                                           100.0%
                                                 ======



U.S. Money Market Portfolio (US Dollar)
                                         Percentage of
Industry Sector                            Net Assets
---------------------------------------  --------------

U.S. Government                                   16.7%
Insurance                                         12.0
Financial Services                                 9.3
Telephone Systems                                  7.7
Automotive                                         5.6
Communications                                     5.6
Beverages, Food & Tobacco                          5.5
Banking                                            5.1
Pharmaceuticals                                    5.1
Bank Obligations on CD, TD and B                   4.6
Electrical Equipment                               3.7
Multinational                                      2.8
Cosmetics & Personal Care                          2.8
Aerospace & Defense                                2.8
Chemicals                                          2.8
Computers & Information                            2.8
Commercial Services                                2.3
Entertainment & Leisure                            1.4
Electric Utilities                                 0.9
Other assets in excess of liabilities              0.5
                                                 ------
 Total                                           100.0%
                                                 ======

    The accompanying notes are an integral part of the financial statements.



                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Portfolios

                                August 31, 1999

                                                                      Top 50        Top 50        Top 50
Top 50
                                                                      World         Europe         Asia
US
                                                                    Portfolio     Portfolio     Portfolio
Portfolio
                                                                   (US Dollar)   (US Dollar)    (USDollar)
(USDollar)
                                                                   -----------   -----------    ----------
----------
Assets:
Investments, at value............................................  $21,348,276   $32,222,231   $69,846,367
$24,017,836
Cash.............................................................    1,722,636       677,743     1,741,404
920,854
Foreign currency.................................................           --        97,454
13,765            --
Dividends receivable.............................................       23,973        34,136        45,921
10,473
Interest receivable..............................................        6,493         1,302
3,649         1,618
Receivable for investments sold..................................      493,591            --
--            --
Receivable for Investors' Beneficial Interest for contributions..           --        45,183
160,381            --
Unrealized appreciation on forward foreign currency contracts....           --         3,143
--            --
Receivable from Advisor..........................................           --            --
--            --
Deferred organization costs......................................       40,664        40,664        41,098
40,664
                                                                   -----------   -----------   -----------
-----------
 Total assets....................................................   23,635,633    33,121,856    71,852,585
24,991,445
                                                                   -----------   -----------   -----------
-----------
Liabilities:
Payable for investments purchased................................      119,058       450,582
1,593,653            --
Loan payable.....................................................           --            --
--            --
Due to Custodian.................................................           --            --
--            --
Unrealized depreciation on forward foreign currency contracts....        4,076            --
3            --
Variation margin payable on futures contracts....................           --            --
--            --
Payable to Investors' Beneficial Interest for withdrawals........           --            --            --
694,517
Investment management fees payable...............................       34,048        45,714        50,582
35,303
Custody and portfolio accounting fees payable....................        5,898         3,345
6,150         3,351
Administrative fees payable......................................        9,985         9,484
8,007         9,761
Organization costs payable.......................................       41,820        41,820        42,253
41,820
Other accrued expenses...........................................       20,009        20,316        19,914
20,016
                                                                   -----------   -----------   -----------
-----------
 Total liabilities...............................................      234,894       571,261     1,720,562
804,768
                                                                   -----------   -----------   -----------
-----------
 Net assets......................................................  $23,400,739   $32,550,595   $70,132,023
$24,186,677
                                                                   ===========   ===========   ===========
===========
Net Assets:
Applicable to Investors' Beneficial Interests....................  $23,400,739   $32,550,595   $70,132,023
$24,186,677
                                                                   ===========   ===========   ===========
===========
Cost of investments..............................................  $18,036,779   $30,395,297   $44,662,330
$17,009,278
                                                                   ===========   ===========   ===========
===========
Cost of foreign currency.........................................  $        --   $    96,458   $    13,668
$        --
                                                                   ===========   ===========   ===========
===========

    The accompanying notes are an integral part of the financial statements.




                                   Japanese      Global      European      US Money
     Provesta         Investa       Equity        Bond         Bond         Market
    Portfolio        Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
    (USDollar)      (US Dollar)  (US Dollar)   (USDollar)   (USDollar)    (USDollar)
    ----------      -----------  -----------   ----------   ----------    ----------

     $28,690,882    $6,863,298   $20,387,310   $5,940,503   $6,952,123   $214,275,984
              --            --       213,518       35,759      535,697         36,755
              --            --            --           --           --             --
           4,262            --         4,392           --           --             --
           2,668         3,613         6,925      132,112      203,253      1,075,508
       1,258,375     2,349,061       678,265           --           --             --
          41,798            --       217,197       27,174           --             --
              --            --         2,220           --           --             --
          69,472            --            --           --           --             --
          41,206        41,206        41,242       41,134       41,206         50,734
     -----------    ----------   -----------   ----------   ----------   ------------
      30,108,663     9,257,178    21,551,069    6,176,682    7,732,279    215,438,981
     -----------    ----------   -----------   ----------   ----------   ------------

              --       471,026       530,611           --           --             --
         372,145     1,555,734            --           --           --             --
         791,898       138,775            --           --           --             --
              --           421            --           --           --             --
              --            --            --          764           --             --
          27,799         1,334            --        4,477        5,599             --
              --        23,560        39,051       35,988       43,675         27,638
           5,808         6,320         2,054        4,756        4,531          9,235
           9,182        10,378         9,725       10,478       10,433          5,421
          42,362        42,362        42,398       42,290       42,362         51,546
          28,869        27,814        27,204       27,184       27,171         20,576
     -----------    ----------   -----------   ----------   ----------   ------------
       1,278,063     2,277,724       651,043      125,937      133,771        114,416
     -----------    ----------   -----------   ----------   ----------   ------------
     $28,830,600    $6,979,454   $20,900,026   $6,050,745   $7,598,508   $215,324,565
     ===========    ==========   ===========   ==========   ==========   ============

     $28,830,600    $6,979,454   $20,900,026   $6,050,745   $7,598,508   $215,324,565
     ===========    ==========   ===========   ==========   ==========   ============
     $27,706,233    $6,379,192   $15,050,785   $6,228,593   $7,340,712   $214,275,984
     ===========    ==========   ===========   ==========   ==========   ============
             $--    $       --   $        --   $       --   $       --   $         --
     ===========    ==========   ===========   ==========   ==========   ============


                            STATEMENTS OF OPERATIONS

                              Deutsche Portfolios
                       For the year ended August 31, 1999

                                                                                               Top 50        Top
50        Top 50
                                                                                                World
Europe         Asia
                                                                                              Portfolio
Portfolio     Portfolio
                                                                                             (US Dollar)  (US
Dollar)   (US Dollar)
                                                                                             -----------
-----------   -----------
Investment Income:
Dividend income............................................................................  $  210,311   $
429,002   $   521,855
Less: foreign withholding taxes............................................................     (25,741)
(99,540)      (67,092)
                                                                                             -----------
-----------   -----------
 Net dividend income.......................................................................     184,570
329,462       454,763
Interest income............................................................................      44,436
101,548        54,101
Less: interest expense.....................................................................        (155)
(1,202)       (2,597)
                                                                                             -----------
-----------   -----------
 Total investment income...................................................................     228,851
429,808       506,267
                                                                                             -----------
-----------   -----------
Expenses:
Investment management fees.................................................................     153,724
272,729       389,911
Operations agent fees......................................................................     120,354
114,606       110,830
Custody and portfolio accounting fees......................................................      73,507
73,408        89,128
Administrative agent fees..................................................................      44,697
44,583        44,582
Professional fees..........................................................................      33,452
33,487        33,511
Amortization of organization costs.........................................................      13,184
13,184        13,183
Trustees' fees and expenses................................................................       5,375
5,375         5,375
Insurance fees.............................................................................         609
609           609
Other expenses.............................................................................      12,681
12,776        13,061
                                                                                             -----------
-----------   -----------
 Total expenses............................................................................     457,583
570,757       700,190
                                                                                             -----------
-----------   -----------
   Net investment income (loss)............................................................    (228,732)
(140,949)     (193,923)
                                                                                             -----------
-----------   -----------
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
 Investments...............................................................................     462,956
(1,781,573)      498,995
 Futures contracts.........................................................................          --
(48,589)           --
 Foreign currency transactions.............................................................     (22,355)
(57,237)     (367,415)
Net change in unrealized appreciation/(depreciation) on:
 Investments...............................................................................   4,023,276
2,829,292    30,597,114
 Futures contracts.........................................................................
--            --            --
 Foreign currency translations.............................................................        (459)
(693)       68,020
                                                                                             -----------
-----------   -----------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign
 Currency..................................................................................   4,463,418
941,200    30,796,714
                                                                                             -----------
-----------   -----------
Net Increase (Decrease) in Net Assets Resulting from Operations............................  $4,234,686   $
800,251   $30,602,791
                                                                                             ===========
===========   ===========

    The accompanying notes are an integral part of the financial statements.




     Top 50                                   Japanese      Global      European      US Money
       US           Provesta      Investa      Equity        Bond         Bond         Market
    Portfolio       Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
   (US Dollar)     (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)
   -----------     -----------  -----------  -----------  -----------  -----------  -----------

       $179,448    $  331,951    $ 105,305   $   18,479    $      --    $      --   $        --
             --       (81,233)     (27,440)      (2,772)          --           --            --
     ----------    ----------    ---------   ----------    ---------    ---------   -----------
        179,448       250,718       77,865       15,707           --           --            --
         63,534        15,301       18,341       18,858      289,765      326,797    12,809,201
           (570)       (7,610)        (630)      (2,230)          --         (571)       (5,934)
     ----------    ----------    ---------   ----------    ---------    ---------   -----------
        242,412       258,409       95,576       32,335      289,765      326,226    12,803,267
     ----------    ----------    ---------   ----------    ---------    ---------   -----------

        210,939       188,736       50,210       54,632       39,918       49,921       374,550
        116,881       112,867      122,834      121,732      123,586      123,090        62,622
         52,446        94,122       74,354       66,981       67,060       65,604        59,998
         44,583        44,583       44,583       44,583       44,583       44,583        27,855
         33,487        47,967       47,967       47,967       47,967       47,967        34,587
         13,184        13,184       13,184       13,184       13,183       13,184         9,934
          5,375         5,375        5,375        5,375        5,375        5,375         5,595
            609           609          609          609          609          609         2,015
         12,681        12,738       12,684       12,636       12,682       12,681        12,745
     ----------    ----------    ---------   ----------    ---------    ---------   -----------
        490,185       520,181      371,800      367,699      354,963      363,014       589,901
     ----------    ----------    ---------   ----------    ---------    ---------   -----------
       (247,773)     (261,772)    (276,224)    (335,364)     (65,198)     (36,788)   12,213,366
     ----------    ----------    ---------   ----------    ---------    ---------   -----------


       (872,169)      (82,192)    (151,993)     631,963       52,965      227,884          (216)
             --            --      328,051           --      (30,884)          --            --
             --       (74,045)       4,251     (132,882)     (15,645)     (19,072)           --

      7,983,805     1,964,047      475,849    5,562,007     (331,251)    (624,102)           --
             --            --           --           --       (6,155)          --            --
             --         5,310       17,061       21,023       (5,145)     (13,051)           --
     ----------    ----------    ---------   ----------    ---------    ---------   -----------
      7,111,636     1,813,120      673,219    6,082,111     (336,115)    (428,341)         (216)
     ----------    ----------    ---------   ----------    ---------    ---------   -----------
     $6,863,863    $1,551,348    $ 396,995   $5,746,747    $(401,313)   $(465,129)  $12,213,150
     ==========    ==========    =========   ==========    =========    =========   ===========


                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Portfolios

                                                    Top 50 World Portfolio (US Dollar)         Top 50 Europe
Portfolio (US Dollar)
                                                    ----------------------------------
-----------------------------------
                                                        For the              For the Period        For
the         For the Period
                                                       Year Ended              Ended (a)          Year
Ended          Ended (a)
                                                    August 31, 1999         August 31, 1998    August 31,
1999     August 31, 1998
                                                    ---------------         ----------------
---------------     ---------------
Increase (Decrease) in Net Assets:
Operations--
Net investment loss.........................           $  (228,732)            $  (135,494)       $
(140,949)       $  (130,925)
Net realized gain (loss) on investments,
 futures contracts and
foreign currency transactions...............               440,601                 471,456
(1,887,399)           160,234
Net change in unrealized appreciation
 (depreciation) on investments,
futures contracts and foreign currency
 translations...............................             4,022,817                (711,580)
2,828,599         (1,001,967)
                                                       -----------             -----------
------------        -----------
Net increase (decrease) in net assets
 resulting from operations..................             4,234,686                (375,618)
800,251           (972,658)
                                                       -----------             -----------
------------        -----------
Capital Transactions--
Proceeds from contributions.................            13,610,609              12,443,494
31,411,385         25,907,115
Withdrawals.................................            (4,245,807)             (2,277,739)
(18,442,917)        (6,163,693)
                                                       -----------             -----------
------------        -----------
Net increase in net assets from capital
 transactions...............................             9,364,802              10,165,755
12,968,468         19,743,422
                                                       -----------             -----------
------------        -----------
 Total increase in net assets...............            13,599,488               9,790,137
13,768,719         18,770,764
Net Assets--
Beginning of period.........................             9,801,251                  11,114
18,781,876             11,112
                                                       -----------             -----------
------------        -----------
End of period...............................           $23,400,739             $ 9,801,251        $
32,550,595        $18,781,876
                                                       ===========             ===========
============        ===========
(a) Commencement of operations:
10/2/97                                10/2/97

                                                  Japanese Equity Portfolio (US Dollar)        Global Bond
Portfolio (US Dollar)
                                                  --------------------------------------
---------------------------------
                                                        For the             For the Period         For
the         For the Period
                                                      Year Ended               Ended (a)         Year
Ended          Ended (a)
                                                    August 31, 1999         August 31, 1998    August 31, 1999
August 31, 1998
                                                    ---------------         ----------------   ---------------
---------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)................           $  (335,364)            $  (202,441)       $
(65,198)       $   (72,497)
Net realized gain (loss) on investments,
 futures contracts and
foreign currency transactions...............               499,081                (291,835)
6,436            (16,020)
Net change in unrealized appreciation
 (depreciation) on investments,
futures contracts and foreign currency
 translations...............................             5,583,030                (247,060)
(342,551)            42,134
                                                       -----------             -----------
------------        -----------
Net increase (decrease) in net assets
 resulting from operations..................             5,746,747                (741,336)
(401,313)           (46,383)
                                                       -----------             -----------
------------        -----------
Capital Transactions--
Proceeds from contributions.................            22,319,656               2,526,572
3,556,849          4,807,453
Withdrawals.................................            (8,815,452)               (147,273)
(936,907)          (940,066)
                                                       -----------             -----------
------------        -----------
Net increase in net assets from capital
 transactions...............................            13,504,204               2,379,299
2,619,942          3,867,387
                                                       -----------             -----------
------------        -----------
 Total increase (decrease) in net assets....            19,250,951               1,637,963
2,218,629          3,821,004
Net Assets--
Beginning of period.........................             1,649,075                  11,112
3,832,116             11,112
                                                       -----------             -----------
------------        -----------
End of period...............................           $20,900,026             $ 1,649,075        $
6,050,745        $ 3,832,116
                                                       ===========             ===========
============        ===========
(a) Commencement of operations:
10/20/97                               10/15/97

    The accompanying notes are an integral part of the financial statements.




 Top 50 Asia Portfolio             Top 50 US Portfolio                  Provesta Portfolio
Investa Portfolio
     (US Dollar)                       (US Dollar)                          (US Dollar)
(US Dollar)
 ----------------------            -------------------                  -------------------
------------------
                                For the                          For the                      For
the                     For the
                                Period                           Period         For the        Period       For
the       Period
          For the              Ended (a)        For the         Ended (a)     Year Ended     Ended (a)     Year
Ended    Ended (a)
        Year Ended            August 31,       Year Ended      August 31,     August 31,     August 31,    August
31,   August 31,
      August 31, 1999            1998       August 31, 1999       1998           1999           1998
1999         1998
      ---------------         ----------   ----------------    ----------     ----------     ----------
----------   ----------

            $(193,923)       $    (28,925)  $      (247,773)  $   (181,990)   $  (261,772)  $  (306,706) $
(276,224) $  (194,992)

              131,580          (4,161,991)         (872,169)      (166,914)      (156,237)      411,987
180,309      212,346

           30,665,134          (5,480,524)        7,983,805       (975,247)     1,969,357      (979,439)
492,910        8,257
          -----------        ------------   ---------------   ------------    -----------   -----------
------------  -----------
           30,602,791          (9,671,440)        6,863,863     (1,324,151)     1,551,348      (874,158)
396,995       25,611
          -----------        ------------   ---------------   ------------    -----------   -----------
------------  -----------

           33,066,820          40,430,598        22,490,394     23,011,759     25,013,744    16,189,162
13,664,729    5,858,332
          (11,485,568)        (12,822,290)      (19,487,950)    (7,378,350)    (9,340,555)   (3,720,053)
(11,110,845)  (1,866,480)
          -----------        ------------   ---------------   ------------    -----------   -----------
------------  -----------
           21,581,252          27,608,308         3,002,444     15,633,409     15,673,189    12,469,109
2,553,884    3,991,852
          -----------        ------------   ---------------   ------------    -----------   -----------
------------  -----------
           52,184,043          17,936,868         9,866,307     14,309,258     17,224,537    11,594,951
2,950,879    4,017,463

           17,947,980              11,112        14,320,370         11,112     11,606,063        11,112
4,028,575       11,112
          -----------        ------------   ---------------   ------------    -----------   -----------
------------  -----------
          $70,132,023        $ 17,947,980   $    24,186,677   $ 14,320,370    $28,830,600   $11,606,063  $
6,979,454  $ 4,028,575
          ===========        ============   ===============   ============    ===========   ===========
============  ===========

                                 10/14/97                          10/2/97
10/17/97                   10/17/97


         European Bond Portfolio                  US Money Portfolio
               (US Dollar)                            (US Dollar)
         ------------------------                 -------------------
                               For the                          For the
                                Period                           Period
          For the             Ended (a)         For the        Ended (a)
        Year Ended            August 31,      Year Ended       August 31,
      August 31, 1999           1998       August 31, 1999       1998
      ---------------         ----------  ----------------     ----------

         $   (36,788)        $    (69,536)  $    12,213,366   $   7,678,158

             208,812               77,531              (216)            --

            (637,153)             241,738                --             --
         -----------         ------------   ---------------   -------------
            (465,129)             249,733        12,213,150       7,678,158
         -----------         ------------   ---------------   -------------

           7,442,553           10,703,739     2,944,206,376    1,153,007,875
          (5,978,762)          (4,364,738)   (3,036,637,815)   (865,143,389)
         -----------         ------------   ---------------   -------------
           1,463,791            6,339,001       (92,431,439)    287,864,486
         -----------         ------------   ---------------   -------------
             998,662            6,558,734       (80,218,289)    295,542,644

           6,599,846               11,112       295,542,854             210
         -----------         ------------   ---------------  --------------
         $ 7,598,508         $  6,599,846   $   215,324,565  $  295,542,854
         ===========         ============   ===============  ==============
                                 10/17/97                           3/25/98


                              FINANCIAL HIGHLIGHTS

                              Deutsche Portfolios

                                           Top 50 World Portfolio (US Dollar)            Top 50 Europe Portfolio
(US Dollar)
                                           ----------------------------------
------------------------------------
                                             For the             For the Period             For the
For the Period
                                            Year Ended              Ended (a)             Year Ended
Ended (a)
                                         August 31, 1999         August 31, 1998        August 31, 1999
August 31, 1998
                                         ---------------         ---------------        ---------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (000's)...           $  23,401              $   9,801
$32,551               $18,782
Ratio of expenses to average net
 assets before interest expense.....                2.98%                  3.75%(b)
2.09%                 3.49%(b)
Ratio of interest expense to
 average net assets.................                0.00%(c)                 --(b)
0.00%(c)                --(b)
Ratio of expenses to average net
 assets after interest expense......                2.98%                  3.75%(b)
2.09%                 3.49%(b)
Ratio of net investment loss to
 average net assets.................               (1.49)%                (1.75)%(b)
(0.52)%               (1.49)%(b)
Portfolio turnover..................                  79%                   125%(d)
61%                   27%(d)
(a) Commencement of operations:
10/2/97                                      10/2/97



                                        Japanese Equity Portfolio (US Dollar)           Global Bond Portfolio (US
Dollar)
                                        --------------------------------------
------------------------------------
                                           For the             For the Period             For the            For
the Period
                                          Year Ended              Ended (a)             Year Ended
Ended (a)
                                       August 31, 1999         August 31, 1998        August 31, 1999
August 31, 1998
                                       ---------------         ---------------        ---------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (000's)...           $  20,900              $   1,649                $
6,051               $ 3,832
Ratio of expenses to average net
 assets before interest expense.....                5.72%                 15.44%(b)
6.66%                 8.18%(b)
Ratio of interest expense to
 average net assets.................                0.03%                    --
--                    --
Ratio of expenses to average net
 assets after interest expense......                5.75%                 15.44%(b)
6.66%                 8.18%(b)
Ratio of net investment income
 (loss) to average net assets.......               (5.22)%               (14.46)%(b)
(1.22)%               (2.63)%(b)
Portfolio turnover..................                 133%                    95%(d)
31%                   43%(d)
(a) Commencement of operations:
10/20/97                                     10/15/97
(b) Annualized
(c) Amount rounds to less than 0.01%.
(d) Not Annualized



    The accompanying notes are an integral part of the financial statements.

            Top 50 Asia Portfolio                 Top 50 US Portfolio           Provesta Portfolio        Investa
Portfolio
                (US Dollar)                            (US Dollar)                  (US Dollar)               (US
Dollar)
      ---------------------------------            -------------------           ------------------
-------------------
                                For the                          For the                     For
the                  For the
          For the               Period           For the         Period          For the
Period                    Period
        Year Ended              Ended (a)       Year Ended       Ended (a)     Year Ended    Ended (a)
Year       Ended (a)
         August 31,            August 31,        August 31,     August 31,     August 31,    August 31,   August
31,   August 31,
           1999                   1998             1999            1998           1999         1998
1999       1998
           ----                   ----             ----            ----           ----         ----
----       ----

     $70,132                   $ 17,948        $  24,187       $  14,320       $ 28,831     $11,606       $
6,979     $4,029
        1.80%                      2.19%(b)         1.98%           3.24%(b)       2.34%       9.77%(b)
6.29%      9.87%(b)
        0.01%                        --             0.00%(c)          --           0.03%         --
0.01%        --
       1.81%                       2.19%(b)         1.98%           3.24%(b)       2.37%       9.77%(b)
6.30%      9.87%(b)
      (0.50)%                     (0.15)%(b)       (1.00)%         (2.18)%(b)     (1.18)%     (8.36)%(b)
(4.68)%    (7.68)%(b)
         51%                         54%(d)           58%             24%(d)         89%         82%(d)
77%        93%(d)
                               10/14/97                  10/2/97                   1     0/17/97
10/17/97


          European Bond Portfolio               US Money Market Portfolio
               (US Dollar)                           (US Dollar)
          ------------------------              --------------------------
                                For the                          For the
          For the               Period           For the         Period
        Year Ended              Ended (a)       Year Ended       Ended (a)
         August 31,            August 31,        August 31,     August 31,
           1999                   1998             1999            1998
           ----                   ----             ----            ----

 $7,599                        $  6,600        $ 215,325       $ 295,543
   5.45%                           7.79%(b)         0.24%           0.25%(b)
   0.01%                             --             0.00%(c)          --
   5.46%                           7.79%(b)         0.24%           0.25%(b)
  (0.55)%                         (2.38)%(b)         4.89%           5.34%(b)
     53%                                177%(d)        --              --
                                   10/17/97                       3/25/98



                         NOTES TO FINANCIAL STATEMENTS
                              Deutsche Portfolios

                                August 31, 1999

Note 1--Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolio Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, consisting of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund: Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"), Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"), Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"), Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"), Provesta Portfolio (US Dollar) ("Provesta Portfolio"), Investa Portfolio (US Dollar) ("Investa Portfolio"), Japanese Equity Portfolio (US Dollar) ("Japanese Equity Portfolio"), (collectively, the "Equity Portfolios"); Global Bond Portfolio (US Dollar) ("Global Bond Portfolio") and European Bond Portfolio (US Dollar) ("European Bond Portfolio") (collectively, the "Bond Portfolios"); and US Money Market Portfolio (US Dollar) ("Money Market Portfolio").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Bond Portfolios is to achieve steady, high income. The investment objective of the Money Market Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Refer to each Portfolio's Prospectus for a more complete description of each Portfolio's investment objectives, policies and strategies. The Portfolios commenced operations during October 1997.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of each respective Portfolio invest substantially all of their investable assets in the respective Portfolio ("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). From time to time, a beneficial interest holder of each respective Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

The beneficial interest holders of the Portfolios at August 31, 1999 were as follows:

Top 50 World Portfolio:                    Investa Portfolio:
 Deutsche Top 50 World Fund         21.0%  Deutsche German Equity Fund     30.7%
 DB Top 50 World Fund               79.0%  DB German Equity Fund           69.3%
                                   ------                                 ------
                                   100.0%                                 100.0%
                                   ======                                 ======
Top 50 Europe Portfolio:                   Japanese Equity Portfolio:
 Deutsche Top 50 Europe Fund        34.2%  Deutsche Japanese Equity Fund   74.5%
 DB Top 50 Europe Fund              65.8%  DB Japanese Equity Fund         25.5%
                                   ------                                 ------
                                   100.0%                                 100.0%
                                   ======                                 ======
Top 50 Asia Portfolio:                     Global Bond Portfolio:
 Deutsche Top 50 Asia Fund          39.3%  Deutsche Global Bond Fund        5.4%
 DB Top 50 Asia Fund                60.7%  DB Global Bond Fund             94.6%
                                   ------                                 ------
                                   100.0%                                 100.0%
                                   ======                                 ======
Top 50 US Portfolio:                       European Bond Portfolio:
 Deutsche Top 50 US Fund            25.9%  Deutsche European Bond Fund     11.6%
 DB Top 50 US Fund                  74.1%  DB European Bond Fund           88.4%
                                   ------                                 ------
                                   100.0%                                 100.0%
                                   ======                                 ======
Provesta Portfolio:                        Money Market Portfolio:
 Deutsche European Mid-Cap Fund     78.1%  Deutsche US Money Market Fund    7.1%
 DB European Mid-Cap Fund           21.9%  Deutsche Institutional US
                                   ------  Money Market Fund                8.7%
                                   100.0%  DB US Money Market Fund         84.2%
                                   ======                                 ------
                                                                          100.0%
                                                                          ======


Note 2--Significant Accounting Policies

The financial statements of the Portfolio Trust are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Investment Valuation

Securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost. The Money Market Portfolio's use of amortized cost is subject to the Portfolio's amortized cost procedures and certain conditions as specified under Rule 2a-7 of the 1940 Act.

Debt securities with a maturity of 60 days or more are valued based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Securities of the Bond Portfolios may be valued by independent pricing services, approved by the Portfolio's Board of Trustees, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available, are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust.

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on ex-dividend date, or when the ex-dividend date becomes known, and interest income, including the accretion of discounts and amortization of premiums is recorded daily on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Forward Foreign Currency Contracts

The Portfolio Trust may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All contracts are marked to market daily at the applicable foreign exchange rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or payments to) the close-out of the contract and the original contract price.

Futures Contracts

The Portfolios may enter into futures contracts to hedge against market fluctuations or to speculate on future market conditions. A futures contract is an agreement between a buyer and a seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date) or to make or receive a cash payment based on the value of a securities index. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract("initial margin"). Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security or index. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the contract to buy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign Currency Translation

The books and records of the Portfolios are maintained in U.S. Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, it is expected that each Portfolio will not be subject to any U.S. federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that each Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios based on relative net asset value.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolios.

Note 3--Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ("DWS")as investment adviser to the Portfolios, except for the Top 50 US Portfolio and Money Market Portfolio. Deutsche Bank Investment Management, Inc. ("DBIM") is the investment adviser of the Top 50 US Portfolio and Money Market Portfolio. As compensation for the services rendered by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Top 50 World Portfolio     1.00%  Investa Portfolio          0.85%
Top 50 Europe Portfolio    1.00%  Japanese Equity Portfolio  0.85%
Top 50 Asia Portfolio      1.00%  Global Bond Portfolio      0.75%
Top 50 US Portfolio        0.85%  European Bond Portfolio    0.75%
Provesta Portfolio         0.85%  Money Market Portfolio     0.15%

The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services, DWS and DBIM receive a fee, paid by DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as operations agent to the Portfolios. As operations agent of the Portfolios, Federated Services Company ("Federated") receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated receives, in its capacity as administrator of the Deutsche Funds, Inc. and as operations agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.

The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolios, for which it receives a fee from each Equity and Bond Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year. As Administrative Agent of the Money Market Portfolio, IBT (Cayman) receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on the excess of $1 billion of the average daily net assets of the Money Market Portfolio beginning with the second year of operations of the Portfolio provided that the net assets of the Portfolio were less than $325 million after the first year of operations. For the first year of operations of the Money Market Portfolio, IBT (Cayman) received fees directly from the Deutsche US Money Market Fund, Deutsche Institutional US Money Market Fund and DB US Money Market Fund. Investors Bank & Trust Company (Boston) acts as the custodian of each Portfolio's assets.

For the year ended August 31, 1999, affiliates of Deutsche Bank AG received the following amounts in brokerage commissions from each Portfolio, as a result of executing agency transactions in portfolio securities:

Top 50 World Portfolio     $   469  Investa Portfolio          $15,006
Top 50 Europe Portfolio      6,226  Japanese Equity Portfolio       --
Top 50 Asia Portfolio           --  Global Bond Portfolio          107
Top 50 US Portfolio          6,781  European Bond Portfolio         --
Provesta Portfolio          61,403  Money Market Portfolio          --

Certain Trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

During the year ended August 31, 1999, certain portfolios of the Portfolio Trust purchased/sold securities to/from other portfolios within the Portfolio Trust and other entities of the Manager at prevailing market values and in accordance with procedures approved by the Board of Trustees of the Portfolio Trust.



Note 4--Investment Portfolio Transactions
Cost of purchases and proceeds from sales of investments, excluding short-term securities, for each Portfolio for the year ended August 31, 1999 were as follows:

                                                                  Top 50         Top 50        Top 50        Top
50
                                                                   World         Europe         Asia           US
                                                                 Portfolio      Portfolio     Portfolio
Portfolio
                                                                 ---------      ---------     ---------
----------
Purchases
 U.S. Government..............................................  $        --   $        --   $        --
$        --
 Non-U.S. Government..........................................   18,264,504    29,474,803    41,703,803
16,458,341
                                                                -----------   -----------   -----------
-----------
 Total........................................................  $18,264,504   $29,474,803   $41,703,803
$16,458,341
                                                                ===========   ===========   ===========
===========

Sales
 U.S. Government..............................................  $        --   $        --   $        --
$        --
 Non-U.S. Government..........................................   11,308,849    15,161,735    19,479,912
13,125,606
                                                                -----------   -----------   -----------
-----------
 Total........................................................  $11,308,849   $15,161,735   $19,479,912
$13,125,606
                                                                ===========   ===========   ===========
===========


                                                                                             Japanese
Global       European
                                                                  Provesta      Investa       Equity
Bond          Bond
                                                                  Portfolio    Portfolio     Portfolio
Portfolio     Portfolio
                                                                  ---------    ---------     ---------
---------    ----------
Purchases
 U.S. Government..............................................  $        --   $        --   $        --   $
482,250   $       --
 Non-U.S. Government..........................................   35,355,369     6,642,469    21,094,830
3,802,118    4,464,905
                                                                -----------   -----------   -----------
-----------   ----------
 Total........................................................  $35,355,369   $ 6,642,469   $21,094,830   $
4,284,368   $4,464,905
                                                                ===========   ===========   ============
===========   ==========
Sales
 U.S. Government..............................................  $        --   $        --   $        --
$        --   $       --
 Non-U.S. Government..........................................   19,299,946     4,210,846     8,313,256
1,560,472    3,382,246
                                                                -----------   -----------   -----------
-----------   ----------
 Total........................................................  $19,299,946   $ 4,210,846   $ 8,313,256   $
1,560,472   $3,382,246
                                                                ===========   ===========   ============
===========   ==========

At August 31, 1999, the cost of investments and the unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes for each Portfolio were as follows:


                                                                  Top 50         Top 50        Top 50        Top
50
                                                                   World         Europe         Asia           US
                                                                 Portfolio      Portfolio     Portfolio
Portfolio
                                                                 ---------      ---------     ---------
----------
Cost of Investments...........................................  $18,224,919   $30,617,184   $46,431,834
$17,055,895
                                                                -----------   -----------   -----------
-----------
Gross Unrealized Appreciation.................................    3,297,503     2,744,663    24,308,189
7,266,091
Gross Unrealized Depreciation.................................     (174,146)   (1,139,616)     (893,656)
(304,150)
                                                                -----------   -----------   -----------
-----------
Net Unrealized Appreciation...................................    3,123,357     1,605,047    23,414,533
6,961,941
                                                                ===========   ===========   ===========
===========


                                                                                             Japanese
Global       European
                                                                  Provesta      Investa       Equity
Bond          Bond
                                                                  Portfolio    Portfolio     Portfolio
Portfolio     Portfolio
                                                                  ---------    ---------     ---------
---------    ----------
Cost of Investments...........................................  $28,124,506   $ 6,576,866   $15,057,321   $
6,228,593   $7,352,841
                                                                -----------   -----------   -----------
-----------   ----------
Gross Unrealized Appreciation.................................    2,817,947       468,815     5,454,354
46,458        5,130
Gross Unrealized Depreciation.................................   (2,251,571)     (182,383)     (124,365)
(334,548)    (405,848)
                                                                -----------   -----------   -----------
-----------   ----------
Net Unrealized Appreciation (Depreciation)....................      566,376       286,432     5,329,989
(288,090)    (400,718)
                                                                ===========   ===========   ============
===========   ==========


Note 5--Forward Foreign Currency Contracts
Certain Portfolios had forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates.

The following contracts were open at August 31, 1999:

                                                                 Settlement/        Local/    Foreign
                                                                   Maturity        Notional   Contract
Current     Unrealized
                                                                     Date           Amount    U.S. $Value   U.S.
Value  Gain (Loss)
                                                                 -----------       --------   -----------
----------  -----------

Top 50 World Portfolio:
Sale                                 Great Britian Pound...             9/07/99     202,519   $  321,418    $
325,494   $(4,076)

Top 50 Europe Portfolio:
Buy                                  European Monetary Unit             9/30/99      79,799   $   83,589    $
84,466   $   877
Buy                                  Great Britain Pound...             9/01/99      18,529   $   29,372    $
29,778       406
Buy                                  Great Britain Pound...             9/07/99      92,389   $  146,631    $
148,491     1,860

-------

$3,143

=======
Top 50 Asia Portfolio:
Sale                                 Malaysian Ringitt.....             9/01/99       8,690   $    2,284    $
2,287   $    (3)

Investa Portfolio:
Sale                                 European Monetary Unit             9/01/99   1,469,660   $1,551,520
$1,551,941   $  (421)
Japanese Equity Portfolio:
Buy                                  Japanese Yen..........             9/01/99  14,161,800   $  123,028    $
129,310   $ 6,282
Buy                                  Japanese Yen..........             9/02/99  43,958,623   $  395,560    $
401,446     5,886
Sale                                 Japanese Yen..........             9/02/99  74,293,800   $  668,530    $
678,478    (9,948)

-------

$2,220

=======


Note 6--Futures Contracts
At August 31, 1999, the Global Bond Portfolio had entered into the following futures contracts:

    Number                                           Face         Underlying      Expiration   Notional
Notional    Unrealized
 of Contracts                                        Value         Index            Date        Cost
Value     Depreciation
-------------                                        -----        ----------      ----------   --------
--------  -------------
Long Position
-------------
 3                                                  100,000  U.S. Treasury Bond    12/20/99  $  348,061   $
341,906       $(6,155)


Note 7--Off-Balance Sheet Risk and Concentration of Credit Risk

The Statements of Assets and Liabilities include the market or fair value of contractual commitments involving forward settlement and futures contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.

Notional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward foreign currency and futures contracts include both purchase and sale commitments. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statements of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolios enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolios to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Manager considers to be well established.

Note 8--Line of Credit Agreement ("Loan Payable")

The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio Trust. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 1.00%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the year ended August 31, 1999, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. At August 31, 1999, the Provesta Portfolio and the Investa Portfolio had $372,145 and $1,555,734 outstanding, respectively, under the line of credit agreement. During the year ended August 31, 1999, the average borrowing outstanding by the Portfolio Trust was $788,300. The highest amount borrowed during the year was $4,640,289. The weighted average interest rate during the year was 5.59%. Commitment fees paid by the Portfolio Trust during the year were $9,948.

Note 9 -- Subsequent Event
At its meeting held on October 14, 1999, the Board of Trustees of the Portfolio Trust adopted the following resolutions:

(a) Change the name of the Portfolio Trust to Flag Investors Portfolios Trust, effective January 1, 2000. The Board of Trustees also approved on this date, a plan to rename the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio, European Bond Portfolio and US Money Market Portfolio to Flag Investors Top 50 World Portfolio, Flag Investors Top 50 Europe Portfolio, Flag Investors Top 50 Asia Portfolio, Flag Investors Top 50 US Portfolio, Flag Investors Provesta Portfolio, Flag Investors Investa Portfolio, Flag Investors Japanese Equity Portfolio, Flag Investors Global Bond Portfolio, Flag Investors European Bond Portfolio and Flag Investors US Money Market Portfolio, respectively.

(b) Approve a plan of liquidation on approximately November 30, 1999 for the Investa Portfolio, Global Bond Portfolio, European Bond Portfolio.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Beneficial Interest Holders of Deutsche Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar), European Bond Portfolio (US Dollar), and US Money Market Portfolio (US Dollar) (each of the portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolio Trust") at August 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio Trust's management; our responsiblilty is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and siginificant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 19, 1999




Directors of the Corporation and
Trustees of the Portfolio Trust
The Honorable Richard R. Burt*
Edward C. Schmults*
Robert H. Wadsworth*
Werner Walbroel*
Christian Strenger

Officers of the Corporation and
the Portfolio Trust
Brian A. Lee, President
Joseph Parascondola, Treasurer
Robert R. Gambee, Secretary
Daniel Hirsch, Assistant Secretary

* Member of Audit Committee


Not FDIC Insured. No Bank Guarantee.
         May Lose Value.

This report must be preceded or accompanied by the Funds' prospectus.

Edgewood Services, Inc., Distributor
G02332-08 (10/99)


                                    APPENDIX

A(1). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of Deutsche Top 50 World (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The MSCI World Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI World Index. The x-axis reflects computation periods from 10/2/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI World Index. The ending values were $13,275 and $12,873, respectively.

A(2). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of Deutsche Top 50 World (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line.
 The MSCI World Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI World Index. The x-axis reflects computation periods from 5/4/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI World Index. The ending values were $12,111 and $11,582, respectively.

A(3). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of Deutsche Top 50 Europe (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The MSCI Europe Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI Europe Index. The x-axis reflects computation periods from 10/2/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI Europe Index. The ending values were $10,131 and $12,831, respectively.

A(4). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of Deutsche Top 50 Europe (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The MSCI Europe Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI Europe Index. The x-axis reflects computation periods from 3/30/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Europe Index. The ending values were $9,132 and $10,643, respectively.

A(5). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class C Shares of Deutsche Top 50 Europe (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The MSCI Europe Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the MSCI Europe Index. The x-axis reflects computation periods from 9/2/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Europe Index. The ending values were $10,260 and $11,340, respectively.

A(6). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of Deutsche Top 50 Asia (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The MSCI Pacific ex-Japan Index (the Fund's benchmark) is represented by a dotted line and the MSCI Pacific Index is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the MSCI Pacific ex-Japan Index and the MSCI Pacific Index. The x-axis reflects computation periods from 10/14/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI Pacific ex-Japan Index and the MSCI Pacific Index.
 The ending values were $14,223, $8,741 and $10,572, respectively.

A(7). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of Deutsche Top 50 Asia (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line.
 The MSCI Pacific ex-Japan Index (the Fund's benchmark) is represented by a dotted line and the MSCI Pacific Index is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the MSCI Pacific ex-Japan Index and the MSCI Pacific Index. The x-axis reflects computation periods from 5/5/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Pacific ex-Japan Index and the MSCI Pacific Index. The ending values were $16,574, $11,459 and $13,154, respectively.

A(8). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of Deutsche Top 50 US (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The S&P 500 Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the S&P 500 Index. The x-axis reflects computation periods from 10/2/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the S&P 500 Index. The ending values were $13,525 and $14,129, respectively.

A(9). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of Deutsche Top 50 US (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line.
 The S&P 500 Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the S&P 500 Index. The x-axis reflects computation periods from 3/18/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the S&P 500 Index. The ending values were $11,952 and $12,148, respectively.

A(10). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class C Shares of Deutsche Top 50 US (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line.
 The S&P 500 Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the S&P 500 Index. The x-axis reflects computation periods from 9/2/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the S&P 500 Index. The ending values were $13,364 and $13,981, respectively.

A(11). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of the Deutsche European Mid-Cap Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The MSCI Europe Index (the Fund's old benchmark) is represented by a dotted line and the Midcap Index (the "MDAX", the Fund's new benchmark) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the MSCI Europe Index and the MDAX. The x-axis reflects computation periods from 10/17/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI Europe Index and the MDAX.
The ending values were $11,703, $13,491 and $10,471, respectively.

A(12). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of the Deutsche European Mid-Cap Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The MSCI Europe Index (the Fund's old benchmark) is represented by a dotted line and the Midcap Index (the "MDAX", the Fund's new benchmark) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the MSCI Europe Index and the MDAX. The x-axis reflects computation periods from 3/30/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Europe Index and the MDAX. The ending values were $10,455, $10,643 and $9,345, respectively.

A(13). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class C Shares of the Deutsche European Mid-Cap Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The MSCI Europe Index (the Fund's old benchmark) is represented by a dotted line and the Midcap Index (the "MDAX", the Fund's new benchmark) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the MSCI Europe Index and the MDAX. The x-axis reflects computation periods from 9/2/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Europe Index and the MDAX. The ending values were $10,915, $11,340 and $9,868, respectively.

A(14). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of the Deutsche German Equity Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The MSCI Germany Index (the Fund's old benchmark) is represented by a dotted line and the German Stock Index (the "DAX", the Fund's new benchmark) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the MSCI Germany Index and the DAX. The x-axis reflects computation periods from 10/17/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI Germany Index and the DAX.
The ending values were $12,198, $13,409 and $13,200, respectively.

A(15). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of the Deutsche German Equity Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The MSCI Germany Index (the Fund's old benchmark) is represented by a dotted line and the German Stock Index (the "DAX", the Fund's new benchmark) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the MSCI Germany Index and the DAX. The x-axis reflects computation periods from 3/16/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Germany Index and the DAX. The ending values were $10,814, $10,628 and $11,005, respectively.

A(16). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class C Shares of the Deutsche German Equity Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The MSCI Germany Index (the Fund's old benchmark) is represented by a dotted line and the German Stock Index (the "DAX", the Fund's new benchmark) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the MSCI Germany Index and the DAX. The x-axis reflects computation periods from 9/2/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Germany Index and the DAX. The ending values were $11,043, $10,627 and $10,387, respectively.

A(17). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of the Deutsche Japanese Equity Fund (the "Fund"), based on a 5.50% sales charge, are represented by a solid line. The MSCI Japan Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the MSCI Japan Index. The x-axis reflects computation periods from 10/20/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 5.50% sales charge, as compared to the MSCI Japan Index. The ending values were $15,211 and $12,182, respectively.

A(18). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of the Deutsche Japanese Equity Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The MSCI Japan Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the MSCI Japan Index. The x-axis reflects computation periods from 8/10/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the MSCI Japan Index. The ending values were $19,264 and $14,412, respectively.

A(19). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of the Deutsche Global Bond Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The J.P. Morgan Global Government Bond Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the J.P. Morgan Global Government Bond Index. The x-axis reflects computation periods from 10/15/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the J.P. Morgan Global Government Bond Index. The ending values were $9,885 and $11,041, respectively.

A(20). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of the Deutsche Global Bond Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The J.P. Morgan Global Government Bond Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the J.P. Morgan Global Government Bond Index. The x-axis reflects computation periods from 10/9/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the J.P. Morgan Global Government Bond Index. The ending values were $8,795 and $10,304, respectively.

A(21). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class A Shares of the Deutsche European Bond Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The J.P. Morgan European Government Bond Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the J.P. Morgan European Government Bond Index. The x-axis reflects computation periods from 10/17/1997 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the J.P. Morgan European Government Bond Index. The ending values were $9,922 and $10,893, respectively.

A(22). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class B Shares of the Deutsche European Bond Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The J.P. Morgan European Government Bond Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the J.P. Morgan European Government Bond Index. The x-axis reflects computation periods from 6/25/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the J.P. Morgan European Government Bond Index. The ending values were $9,659 and $10,056, respectively.

A(23). The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graph. The Class C Shares of the Deutsche European Bond Fund (the "Fund"), reflecting a contingent deferred sales charge imposed on any redemption, are represented by a solid line. The J.P. Morgan European Government Bond Index (the Fund's benchmark) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the J.P. Morgan European Government Bond Index. The x-axis reflects computation periods from 9/2/1998 (start of performance) to 8/31/1999. The y-axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, reflecting a contingent deferred sales charge imposed on any redemption, as compared to the J.P. Morgan European Government Bond Index. The ending values were $9,606 and $9,767, respectively.